Exhibit 10.1

CONFIDENTIALITY NOTICE:  This agreement is confidential to Accenture and VIA NET.WORKS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED BY {*****}. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER SERVICES AGREEMENT

DATED 30th July 2003

VIA NET.WORKS, INC.

and

ACCENTURE LLP

ACCENTURE

London

CONTENTS

Clause

PART A - INTERPRETATION
1.	Interpretation
PART B - STRUCTURE, SCOPE, TERM, EMPLOYEES AND GOVERNANCE
2.	Structure and Scope
3.	Term
4.	Employees
5.	Governance
PART C - SERVICES
6.	Operational Services
7.	Project Services
8.	Not Used
9.	Charges, Invoicing and Payment
PART D - CLIENT AND SERVICE PROVIDER OBLIGATIONS
10.	Responsibilities and Dependencies
11.	Client Assets
12.	NOT USED
13.	Regulatory Compliance
14.	Security Requirements
15.	Health and Safety
16.	Business Continuity and Contingency Plan
17.	Change Control
18.	Regulatory Change
19.	Records and Rights to Audit
20.	Confidentiality
21.	Key Personnel
22.	Non-Solicitation
23.	Intellectual Property
24.	Use of Client Data
25.	Intellectual Property Indemnity
26.	Representations and Warranties
PART E - LIABILITY
27.	Force Majeure
28.	Limitations of Liability and Excuse
PART F - TERMINATION
29.	Termination
30.	Exit Plan and Consequences of Termination
PART G - MISCELLANEOUS
31.	Announcements
32.	Assignment and Subcontractors
33.	Notices
34.	Whole Agreement
35.	Disputes
36.	General
37.	Governing Law and Jurisdiction

Master Services Agreement – Execution Copy

Issue Date 29/07/03

Schedules

1.	Operational Services, Project Services and Retained Services
2.	Principles for Service Level Agreements
3.	Client Responsibilities
4.	Client Group
5.	Charges and Payment Terms
6.	Service Provider Assumptions
7.	Governance Structure
8.	Key Personnel
9.	Termination Assistance
10.	Employees
11.	Data Protection

Appendices

Appendix 1 - Transition Plan
Appendix 2 - Not Used
Appendix 3 - Security Policy and Standards

THIS AGREEMENT is dated 30th July 2003

BETWEEN:

(1)           VIA NET.WORKS, INC., a company registered under the laws of the State of Delaware (FEIN number 84-1412512), whose registered office is at 2711 Centerville Road, Suite 400 Wilmington, DE 19808 (Client); and

(2)           ACCENTURE LLP, an Illinois general partnership registered as a limited liability partnership with offices at 1661 Page Mill Road, Palo Alto, CA 94304,USA (Service Provider).

BACKGROUND

(A)          Client carries on business as a provider of managed internet services and other related services.  It currently provides its finance and administration services in-house and for and within its Affiliates.

(B)           Service Provider is a leading provider of global management and technology services.

(C)           Service Provider has agreed to provide Client and the Client Group with transaction processing for Client’s finance function, involving accounts payable, accounts receivable, general accounting (such as cash and banking services).  These services include services that Client currently provides to itself.

(D)          The services will be provided to Client and the Client Group from, and received by Client and the Client Group in, a number of countries.

(E)           Client and the Client Group will grant Service Provider and its Affiliates access to certain assets (including hardware and software licences) currently used by Client and the Client Group to provide services to themselves.

 (F)          Service Provider will provide the services to Client and Client Group using proprietary service management processes and tools.

PART A - INTERPRETATION

1.             INTERPRETATION

1.1           In this agreement:

Acceptance Criteria means, for any Project Services, the acceptance criteria specified in the applicable Project Work Package;

Acceptance Procedure means, for any Project Services, the procedure for satisfying the Acceptance Criteria specified in the applicable Project Work Package;

Acceptance Procedure Period means, for any Project Services, the period for the Acceptance Procedure specified in the applicable Project Work Package;

Affiliate means in relation to an entity any company, partnership or other entity which from time to time Controls, is Controlled by or is under the common Control with that party.  For these purposes Control means the beneficial ownership of more than 50 per cent. of the issued share capital or the legal power to direct or cause the direction of the general management of the company, partnership or other entity in question; and Controls shall be construed accordingly;

Assets means the hardware and software and Intellectual Property Rights owned or leased by Client, or licensed by a Third Party or an Affiliate of Client to Client, and required for the provision of the Operational Services, including hardware and software and Intellectual Property Rights used by or on behalf of Client in the provision of services equivalent to the Operational Services immediately prior to the Commencement Date (unless the parties agree that these are not, or are no longer, required by Service Provider);

Business Continuity and Contingency Plan means Client’s plan for the continued operation of Client Business in the event of a business interruption event or disaster event, as in existence at the Commencement Date and notified to Service Provider prior to the Commencement Date or as implemented thereafter in accordance with Clause 16 and amended from time to time through Change Control;

Business Day means a day (other than Saturday or Sunday) on which banks are open for general business in London;

Change has the meaning given to that term in clause 17;

Change Control means the procedure for changes to this agreement and any Services as set out in clause 17;

Change Control Note has the meaning given to that term in clause 17.3;

Change Proposal has the meaning given to that term in clause 17.2;

Change Request means any written request by either party for a change pursuant to Change Control;

Charges means the charges payable by Client for the provision of the Services as set out in Schedule 5;

Client Business means the business of Client, being the provider of managed internet services and other related services;

Client Data means all data, information, text, drawings or other materials of Client that are used, delivered, compiled or processed  by Service Provider in the provision of the Services;

Client Group means the Affiliates of Client for which certain Services shall be provided as set forth in Schedule 4;

Client Operating Services means the services Client will provide to Service Provider to enable Service Provider to provide the Services to Client, as agreed between the parties during the Transition Period and/or as set out in Schedule 3;

Client Responsibilities means the responsibilities of Client described in clause 10 and Schedule 3;

Commencement Date(s) means 12.01 a.m. on  1 July 2003;

Confidential Information has the meaning given to that term in clause 20;

Contract Year means the 12 month period starting on January 1, 2004 and each succeeding 12 month period;

Countries means the countries set out in Schedule 4 and any other countries or regions agreed in writing between the parties from time to time; and Country means one of them;

Data Protection Directives means the European Union Directive entitled “Directive 95/46/EC of the European Parliament and of the Council of 24th October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data” and the European Union Directive entitled “Directive 97/66/EC concerning the processing of personal data and the protection of privacy in the telecommunications sector”;

Data Protection Legislation means any legislation in force from time to time in which implements the Data Protection Directives and is applicable to the provision of the Services pursuant to this agreement;

Data Subject means a natural person who can be identified, directly or indirectly, in particular by reference to an identification number or one or more factors specific to his/her physical, physiological, mental, economic, cultural or social identity.

Employment Regulations means the Acquired Rights Directive 77/187/EEC (as amended) and any legislation implementing the provisions of that Directive as amended from time to time in the UK and other Countries and any similar legislation in the Czech Republic;

Executable Code means computer programs and/or data which can be interpreted and acted upon by a hardware platform/operating system without the need for any external modification;

Exit Plan means the plan for the orderly transition of the Services from Service Provider to Client or a Replacement Supplier in the event of termination of this agreement, as agreed between the parties in accordance with clause 30.1;

Force Majeure Event has the meaning given to that term in clause 27.1;

Go-Live Date means the date for each Country as specified “Go-Live” in clause 4 of Appendix 1.

Governance Structure means the structure for managing and monitoring the performance of this agreement and the on-going relationship between the parties, as detailed in Schedule 7;

Initial Term means January 1, 2004 through December 31, 2006;

Intellectual Property Rights means:

(a)           copyright, patents, database rights, rights in know-how and confidential information, and rights in trade marks and designs (whether registered or unregistered);

(b)           applications for registration and the right to apply for registration, for any of the above; and

(c)           all other intellectual property rights and equivalent or similar forms of protection existing anywhere in the world.

Joint Review Board has the meaning given to that term in Schedule 7;

Key Performance Indicators has the meaning given to that term in Schedule 2;

Losses suffered by a party means any liabilities, obligations, losses, damages, fines, penalties, judgments, costs or expenses (including, without limitation, reasonable legal costs and expenses [including those arising under clause28.2]) of any kind or nature that may be imposed on or incurred by that party;

Management Services means the services described in Part 1 of Schedule 1;

Nominated Representative has the meaning given to that term in Schedule 7;

Operating Level Agreements means the agreements which specify operating level metrics, operating level targets and the way in which operating level performance is measured for the Client Operating Services, as agreed between the parties during the Transition Period;

Operational Deliverables means any and all materials created by or on behalf of Service Provider or the Subcontractors in connection with the performance of the Operational Services which may include, without limitation, Software, documents, services, reports, processes, designs, methods, System, System Designs, System Documentation and day-to-day reports prepared for Client or any other information, equipment or materials, but excluding the Service Provider Software and the Service Provider Tools and Methodologies;

Operational Services means the services described in Part 1 of Schedule 1;

Personal Data means all data and other information about or pertaining to Client employees or individuals who are customers which is processed by Service Provider and/or the Subcontractors in connection with the provision of the Services, whether that data or information is in oral, visual or written form or is recorded in any other medium. For the purposes of this definition, processing has the meaning given to that term by the Data Protection Legislation and processed shall have a corresponding meaning;

Project means a project to perform certain services agreed to be provided by Service Provider to Client in accordance with the terms of this agreement and the applicable Project Work Package;

Project Deliverables means any and all materials created by or on behalf of Service Provider or the Subcontractors for or as a result of a Project which may include, without limitation, Software, documents, services, reports, processes, designs, methods, System, System Designs, System Documentation or any other information, equipment or materials but excluding the Service Provider Software, the Service Provider Tools and Methodologies and the Operational Deliverables;

Project Services means the performance by Service Provider of the services in relation to Projects and described in Part 2 of Schedule 1;

Project Services Charges means the charges payable by Client for the relevant Project Services as set out in the applicable Project Work Package;

Project Work Package means the agreement between Service Provider and Client for the performance of a Project, or a discrete phase or part of a Project, by Service Provider for Client;

Regulator means any body having regulatory or supervisory authority over any part of Client Business;

Regulatory Change means any change in law, enactment order, regulation, regulatory policy or guideline which impacts on the performance of the Services;

Replacement Services means any services in whole or in part which are substantially similar to any of the Services and which Client or its Affiliates either undertake itself or themselves or Client procures in substitution for any of the Services in whole or in part following the termination of this agreement, whether those services are provided by Client internally and/or by any Third Party;

Replacement Supplier means any Third Party service provider of Replacement Services appointed by Client from time to time;

Restraining Event has the meaning given to that term in clause 11.3;

Retained Intellectual Property means all Intellectual Property Rights owned by Client or any member of the Client Group and used by Service Provider or any Affiliate of either of them in connection with provision of the Services;

Retained Services means the services to be retained, carried out and provided by Client, as set out in Schedule 1;

Security Policy and Standards means Client’s security policy and guidelines set out in Appendix 3 and as amended from time to time through Change Control;

Service Level Agreements means the service level agreements for Operational Services agreed under clause 6.5;

Service Level Metric means a measure of the quality of all or part of the Operational Services, such as:

(a)           the availability of a particular service;

(b)           the volume of a particular type of transaction which is able to be processed within a specified period of time; and

(c)           responsiveness of a service;

Service Level Performance means the level of performance of the Operational Services, measured in terms of the Service Level Metrics for those Operational Services, in a particular time period;

Service Provider Group means Service Provider and its Affiliates;

Service Provider Key Personnel means the people set out in Schedule 8, as amended from time to time in accordance with clause 21;

Service Provider Personnel means all employees, agents, consultants and contractors of Service Provider and/or of any Subcontractor that are engaged in the provision of Services from time to time;

Service Provider Software means all Software:

(a)           in which the Intellectual Property Rights are owned by Service Provider and/or any Subcontractor as at the date of this agreement; or

(b)           which is developed by or for Service Provider or any Subcontractor independently of this agreement; or

(c)           which Service Provider or any Subcontractor can reasonably demonstrate was developed at its sole cost,

(excluding any Service Provider Tools and Methodologies) and which is used by or for Service Provider and/or any Subcontractor in the provision of the Operational Services and/or the Project Services;

Service Provider Tools and Methodologies means all methodologies, Software development tools, ideas, methods, processes, templates, reports, concepts and techniques and other materials (including any enhancements thereto) owned by or licensed to Service Provider (other than by Client) and used by or for Service Provider and/or any Subcontractor (a) in the development of Operational Deliverables and/or the Project Deliverables, and/or (b) in the provision of the Operational Services and/or Project Services and/or (c) internally by or for Service Provider and/or any Subcontractor;

Services means the Operational Services, the Project Services and other services agreed to be provided by Service Provider to Client under this agreement;

Significant Business Event means any change in the size, business or structure of Client which will significantly change Client’s requirements for Services including, without limitation:

(a)           the purchase or sale, or similar acquisition or disposition of another company (or other entity) or business by Client; or

(b)           the restructuring or re-organisation of Client; or

(c)           a merger, consolidation or other similar business combination involving Client and an unaffiliated entity; or

(d)           the commencement of a new business, or material change to the existing business (or method of carrying on that business), by Client.

Software means computer programs and/or data in Executable Code and Source Code form, together with any technical information and documentation necessary for the use of such programs and/or data;

Source Code means computer programs and/or data in human-readable form and on suitable media in such form that it can be translated or interpreted into equivalent Executable Code together with all technical information and documentation necessary for the use, reproduction, modification and enhancement of such programs and/or data;

Subcontract means any contract or agreement between Service Provider and any person, whereby that party agrees to provide, the Services or any part of them, or information technology facilities or information technology services used in the provision of the Services or any part of them;

Subcontractor means a subcontractor of Service Provider engaged by Service Provider under a Subcontract;

Supervisory Authority means the United Kingdom Information Commissioner or any other relevant data protection authority in the United Kingdom from time to time appointed or their equivalent in any other Country;

System means the hardware, firmware, equipment, Software and other electronic, computer and telecommunications devices and equipment supplied and/or developed and/or used by Service Provider and/or any Subcontractor for the provision of the Services;

System Designs means designs showing the overall structure and material components of any System;

System Documentation means all documentation relating to each System and/or which has been or is otherwise developed in the provision of the Services (including, but not limited to, any modifications or enhancements made to such documentation in the course of such Services);

Termination Assistance means the termination transition services to be provided by Service Provider under the Exit Plan;

Termination Period means (i) the period of 6 months where notice to terminate is given under clause 27.4, 29.1, 29.2 or 29.4commencing on the date specified in clause 30.4 or (ii) or the applicable time frame set forth in clause 29.5 when notice the terminate is provided thereunder;

Third Party means any person or entity which is not a party to this agreement excluding as Third Parties any Affiliates of either party;

Third Party Software means Software in which the Intellectual Property Rights are owned by a Third Party and which is used by Service Provider and/or any Subcontractor in the provision of the Services;

Transition Period means the period from the Commencement Date until 31 December 2003;

Transition Plan means the plan set out in Appendix 1 describing the methods for (a) the provision and measurement of Operational Services in accordance with clause 6.5(a), (b) the review of the Business Continuity and Contingency Plan (if any) in accordance with clause 16.2, and (c) the preparation of an Exit Plan in accordance with clause 30.1;

Use means the ability to load, execute, store, transmit, display, copy, amend, modify, and enhance.

1.2           In this agreement:

(a)           the singular includes the plural and vice versa; and

(b)           references to a person include a body corporate and an unincorporated association of persons.

1.3           In this agreement any reference, express or implied, to an enactment, includes references to:

(a)           that enactment as re-enacted, amended, extended or applied by or under any other enactment (before, on or after the date of this agreement);

(b)           any enactment which that enactment re-enacts (with or without modification); and

(c)           any subordinate legislation made (before, on, or after the date of this agreement) under that enactment, as re-enacted, amended or extended or applied as described in paragraph (a), or under any enactment referred to in paragraph (b);

and enactment includes any statutory laws, legislation and regulations in any jurisdiction.

1.4           The headings in this agreement do not affect its interpretation.

1.5           If there is any conflict or inconsistency between:

(a)           the terms of the general provisions in this agreement and any Schedule or Appendix, the general provisions in this agreement will prevail (unless explicitly stated in the relevant Schedule or Appendix that the intention is for that Schedule or Appendix (or part of it) to override the general provisions of this agreement); or

(b)           the terms of the general provisions in this agreement, any Schedule or Appendix and the terms of a Project Work Package, the terms of the Project Work Package will prevail (if explicitly stated in the relevant Project Work Package that the intention is for the Project Work Package to override the general provisions of this agreement) otherwise the agreement or applicable Schedule or Appendix will prevail).

1.6           The Schedules and Appendices and each Project Work Package form part of this agreement and references to “this agreement” include its general provisions, Schedules and Appendices and each Project Work Package, as amended from time to time by agreement of the parties (including by means of Change Control).

PART B - STRUCTURE, SCOPE, TERM, EMPLOYEES AND GOVERNANCE

2.             STRUCTURE AND SCOPE

2.1           This agreement covers the provision of the Services (and related arrangements) by Service Provider to Client and the Client Group.

2.2           The scope of the Services to be provided by Service Provider is described in Schedule 1.

3.             TERM

3.1           This agreement will commence on the Commencement Date and will continue unless and until terminated in accordance with the provisions of this agreement.  Such termination is without prejudice to the provisions of this agreement which are expressed to survive any such termination.

4.             EMPLOYEES

4.1           Each party will perform and discharge all its obligations in accordance with Schedule 10.

5.             GOVERNANCE

The parties will manage this agreement and the Services in accordance with the Governance Structure.  The parties will ensure that the various committees established under the Governance Structure are empowered to make appropriate decisions to the obligations set forth in Schedule 7.

PART C - SERVICES

6.             OPERATIONAL SERVICES

6.1           Service Provider will provide the Operational Services to Client in accordance with this agreement.

6.2           The extent to which the Operational Services are to be provided to the Client Group is described in Schedule 1.

6.3           During the Transition Period, Service Provider will provide each of the Operational Services for each member of the Client Group at a level at least as consistent to that which was being performed by or on behalf of Client in respect of that Operational Service on average in the 12 months immediately prior to the Commencement Date. Thereafter Service Provider will provide each of the Operational Services in accordance with the Service Level Performance as agreed in the Transition Plan which shall at a minimum be consistent with the principles set forth in Schedule 2.

6.4           Service Provider will be the sole and exclusive supplier of the Operational Services to Client to the extent such Operational Services are agreed in

Schedule 1 as of the Commencement Date for a member of the Client Group during the term of this agreement.

6.5           During the Transition Period, the parties will perform their respective obligations as set out in the Transition Plan and will:

(a)           measure the Service Level Performance under clause 6.3 and following that measurement exercise, endeavour to agree Service Level Agreements for the Operational Services that reflect the principles set out in Schedule 2;

(b)           develop and agree Operating Level Agreements; and

(c)           review (and will review regularly during the term of this agreement) the information and assumptions contained in Schedule 6 and where appropriate agree and make any necessary amendments to this agreement.

6.6           The parties may amend the Operational Services from time to time, including adding any new services, as agreed through Change Control, and will use reasonable endeavours to promptly agree as applicable amendments to the relevant Service Level Agreements and the Operating Level Agreements through Change Control.  The parties will keep the Service Level Agreements and the Operating Level Agreements under regular review through the Service Delivery Review meetings set out in Schedule 7.

6.7           Service Provider will measure Service Level Performance against the agreed Service Level Agreements and Client’s performance against the agreed Operating Level Agreements and report to Client on a regular basis in accordance with the principles set forth in Schedule 2.

6.8           Service Provider will co-operate and liaise with Client and co-operate with all other suppliers of related services to Client to the extent reasonably necessary to facilitate the provision of the Operational Services to Client.

6.9           Service Provider will assume responsibility for the management of all Service Provider Personnel and the acts and omissions of all Subcontractors in the provision of the Services.

6.10         Where Service Provider uses its own personnel in the provision of the Services, Service Provider will ensure that those personnel are suitable, appropriately qualified, appropriately experienced and competent personnel in the provision of the Services.

6.11         Where any agreed Service Level Agreement includes Key Performance Indicators and Service Provider fails to meet any Key Performance Indicator, Service Provider will:

(a)           as part of its obligation to provide the Operational Services, use all reasonable endeavours to correct the fault which caused the failure to meet the Key Performance Indicator at its own cost;

(b)           arrange such additional resources as are reasonable and necessary to perform the Operational Services in accordance with the Key

Performance Indicator(s) taking into account the circumstances at the time; and

(c)           Provide credits and/or refunds as agreed by the parties in accordance with the principles set forth in Schedule 2.

7.             PROJECT SERVICES

7.1           The parties may from time to time agree upon Projects to be undertaken by Service Provider.  All of these Projects will require Project Work Packages.

7.2           As agreed by the parties, Service Provider will prepare detailed Project Work Packages in respect of each Project and submit those Project Work Packages to Client for review.  The parties will promptly discuss and agree the content of the Project Work Packages (including the Project Services and the Charges for the Project Services) and, on agreement, Service Provider will perform the Project Services in accordance with the terms of the Project Work Packages and this agreement.

7.3           If the parties fail to reach an agreement on any issues related to finalizing a Project Work Package, either party may escalate the matter for resolution in accordance with Schedule 7.

7.4           Service Provider is entitled to charge a reasonable fee for preparing the Project Work Packages in accordance with Schedule 5.

7.5           Client will ensure that it commits appropriate resources to undertake the Client Responsibilities to facilitate the completion and implementation of all Projects.

8.             NOT USED

9.             CHARGES, INVOICING AND PAYMENT

9.1           Client will pay Service Provider the Charges in accordance with the pricing mechanisms and procedures set out in Schedule 5.

9.2           In respect of any Project Work Package, Client will pay Service Provider the Charges as set out in the applicable Project Work Package.

9.3           If a Significant Business Event occurs during the term of this agreement the parties will use all reasonable endeavours to determine whether that Significant Business Event will have an effect or impact on the human and/or other resources and assets which would be required by Service Provider, and the amount of any or indirect costs or expenses which would be incurred by Service Provider, to perform the Services.  The parties agree to adjust, through Change Control, the Charges to reflect the effect or impact, if any, caused by the Significant Business Event.

9.4           Service Provider will invoice the Charges to Client in accordance with Schedule 5.  Invoices will include an allocation of the Charges by Country and each Affiliate and sufficient detail and information to enable the accuracy of the invoice to be verified.

9.5           Client will make payment to Service Provider at the address specified in the invoice and in the manner agreed in Schedule 5.

9.6           Notwithstanding clause 9.5 but subject to clause 9.7, if Client has a dispute in respect of any invoice (in whole or in part) Client will, provided that it has notified the disputed amount and the nature of the dispute to Service Provider prior to the due date for payment of the relevant invoice, be entitled to withhold payment of the sum in dispute but will pay the undisputed portion.  The parties will negotiate in good faith to resolve the dispute.  Failing resolution within five Business Days after receipt by Service Provider of Client’s notification, the dispute will be referred immediately to dispute resolution in accordance with Schedule 7.  Any adjustment to invoiced amounts arising as a result will be reflected, so far as practicable, in Service Provider’s next invoice to Client.

9.7           Where an invoice the subject of dispute relates to services being provided by a Third Party supplier, and payment of the Third Party supplier is critical to ensure that the Third Party supplier continues to provide services in order to avoid a material disruption to the provision of the Operational Services, Service Provider may pay the relevant Third Party supplier and Client will reimburse Service Provider for that payment (through the Charges or otherwise).  Such payment will not prevent Client from subsequently disputing any of these Charges enforcing any of the provisions of this agreement.

9.8           All sums payable by Client to Service Provider under this agreement will be exclusive of value added tax and other indirect or consumptive taxes (if any) which will be paid, in addition to those sums, by Client on issue by Service Provider of a valid tax invoice at the rate and in the manner for the time being prescribed by law.

9.9           This clause has been intentionally deleted.

9.10         If there are any particular tax issues in respect of this agreement, the parties will use their respective reasonable endeavours to mitigate any adverse tax effect on either party, provided that nothing in this clause 9 will require either party to prejudice its own tax position or any of its rights or remedies under this agreement.

9.11         Without prejudice to its other rights and remedies, if any undisputed sum due for payment under this agreement is not paid on the due date or if any disputed sum, which is withheld by Client in accordance with clause 9.6, is subsequently determined to have been properly invoiced, Service Provider will be entitled to charge, and Client will pay, interest on the unpaid amount from the due date to the date of actual payment calculated on a monthly basis at the rate per annum of 2 per cent. above Barclays Bank plc’s base rate for the time being.   If it is determined that Client has been overcharged in respect of any invoice that has been paid by Client, Service Provider will repay to Client the amount which should not have been invoiced together with interest on that amount from the date of payment by Client to the date of repayment by Service Provider at the rate of interest referred to in this clause 9.11.

9.12         Any service credits owed to Client pursuant to a Service Level Agreement will be credited in accordance with Schedule 5.

PART D - CLIENT AND SERVICE PROVIDER OBLIGATIONS

10.          RESPONSIBILITIES AND DEPENDENCIES

10.1         Service Provider will perform its responsibilities set out in this agreement, including, in particular, Schedule 1, the Service Level Agreements and the Exit Plan.  Client acknowledges that Service Provider’s ability to perform its responsibilities may be impacted by the Client’s failure to perform its obligations under this clause 10.  In such case, Client acknowledges that Service Provider’s shall be excused from its failure to perform to the extent that such failure is dependent upon the Client’s performance of its obligations under this Agreement.

10.2         Client will perform its responsibilities set out in this agreement, including, in particular, Schedule 3 and in the Operating Level Agreements.

10.3         Client is responsible for, and will perform, the Retained Services.

10.4         Notwithstanding that the Service Provider will provide the Operational Services from its own premises, if Service Provider Personnel are required to work on the Client’s or any Client Group premises from time to time, the Client will procure that such personnel are provided with suitable office accommodation and services access to computing facilities required by Service Provider to fulfil its obligations under this agreement.  The Client is responsible for the provision of suitable environmental conditions, including electrical supplies, at such premises.

10.5         Service Provider will notify Client as soon as reasonably practicable after it becomes aware of any failure or likely failure by Client to perform the Client Responsibilities and Client will promptly remedy that failure.

11.          CLIENT ASSETS

11.1         Client grants Service Provider, and will procure that any relevant Affiliate or Third Party grants Service Provider, the right to use the Assets as set forth in Schedule 3 or as agreed during the Transition Period.

11.2         Client will, at its cost, execute and do (or, to the extent that it is reasonably able, procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as Service Provider may from time to time reasonably require in order to acquire for Service Provider the right described in clause 11.1.

11.3         Without prejudice to any other provision of this clause 11 if, at any time following the Commencement Date, a Third Party succeeds in restraining, or Service Provider reasonably believes that a Third Party is reasonably likely to restrain, Service Provider or any of the Subcontractors from using any of the Assets (a Restraining Event), Service Provider will promptly raise the matter with Client and the parties will promptly negotiate a solution, including jointly with that Third Party, to enable Service Provider and the Subcontractors to use the relevant Assets.  The one-off and ongoing amounts agreed to be paid to the Third Party and any reasonable costs incurred by Service Provider in obtaining a valid licence from the Third Party or, if that licence cannot be obtained, in replacing the relevant Assets (including by purchasing new replacement items) will be borne by Client.

12.          NOT USED

13.          REGULATORY COMPLIANCE

13.1         Client will be responsible, unless otherwise agreed in writing by the parties, for all communications and correspondence with any Regulator in relation to this agreement, and Service Provider will direct all enquiries from any Regulator relating to this agreement to Client unless otherwise agreed in writing by the parties.

13.2         Service Provider will promptly provide Client with any information reasonably requested by Client for the purpose of complying with any applicable law, statutory and regulatory requirements.

13.3         Client will promptly provide Service Provider with any information reasonably required by Service Provider which is in Client’s possession and provide all reasonable assistance requested by Service Provider for the purpose of complying with applicable law, statutory and regulatory requirements including in connection with any investigation or review by, or decision of, a Regulator which could impact adversely on the provision of the Services by Service Provider.

13.4         Pursuant to instructions provided by Client (unless there is a statutory obligation to do so), Service Provider will allow any Regulator and its authorised representatives audit and access rights to premises, employees and relevant records lawfully required by the Regulator in the course of carrying out the Regulator’s regulatory functions for a period of 10 days (or such longer period as Service Provider and the Regulator may agree).

13.5         Client acknowledges that Economic and Monetary Union preparation and compliance, both generally and in relation to particular systems and processes, is a matter that remains Client’s responsibility.

13.6         Client and Service Provider will comply with all applicable laws and regulations.

13.7         Client acknowledges that Service Provider’s services do not include the provision of legal, financial or investment advice.

14.          SECURITY REQUIREMENTS

14.1         Service Provider will not wilfully or negligently carry out any act or make any omission which has or could reasonably be expected to have an adverse impact on the security of the Services or to the security of the Client Group.

14.2         Without limiting Service Provider’s obligations under this agreement, Service Provider will comply and procure that the Subcontractors and each of the Service Provider Personnel comply, with:

(a)           the Security Policy and Standards;

(b)           all reasonable site-specific security requirements generally applicable to the Client Premises, as are notified to Service Provider by Client in writing from time to time;

(c)           Service Provider’s own internal security standards; and

(d)           any security requirements specified in any relevant Project Work Package.

14.3         Service Provider will co-operate with any investigation of Client’s systems or the Client Premises relating to security which is carried out by or on behalf of Client, including providing any information or material in its possession or control, to the extent reasonably requested by Client.  To the extent that Service Provider will incur additional costs in respect of that co-operation, Service Provider may raise a Change Request in respect of that additional work, which must not be unreasonably refused or delayed by Client.

15.          HEALTH AND SAFETY

15.1         Service Provider will use reasonable endeavours to comply and procure that the Subcontractors and each of the Service Provider Personnel comply with all Client’s health and safety policies and procedures (as notified to Service Provider by Client in writing from time to time) whilst on any Client Premises.  Service Provider will comply and procure that the Subcontractors and each of the Service Provider Personnel comply with all applicable health and safety regulations and Service Provider’s health and safety policies and procedures while performing the Services at its Premises.

15.2         Service Provider will notify Client of any health and safety hazards (including anything which might cause death or any form of injury to any person) of which Service Provider becomes aware in connection with the performance of the Services.

15.3         Client will notify Service Provider of any health and safety hazards of which Client becomes aware and which may exist or arise at the Client Premises and which may affect Service Provider.  Service Provider will draw these hazards to the attention of those Service Provider Personnel and Subcontractors engaged in the performance of the Services at the Client Premises as soon as practicable and will instruct those persons in connection with any necessary associated safety measures.

15.4         If either party’s premises fail to comply with any applicable laws or regulations, that party will promptly take all action necessary to remedy the failure and ensure full compliance.

16.          BUSINESS CONTINUITY AND CONTINGENCY PLAN

16.1         Service Provider will continue to maintain and test the Business Continuity and Contingency Plan (if any) that Client has in place at the Commencement Date or established thereafter in accordance with Clause 16.2 as amended from time to time in accordance with Change Control in accordance with Client’s usual procedures and frequency (subject to a maximum of two times per year) for maintenance and testing.  Service Provider will not, unless otherwise agreed, be responsible for the adequacy or completeness of the Business Continuity and Contingency Plan.

16.2         During the Transition Period Service Provider will review the Business Continuity and Contingency Plan (if any) and make general recommendations for improvement, in either or both of the terms of, or the procedures for maintaining and testing, the Business Continuity Plan.  If no Business Continuity and Contingency Plan exists, Service Provider will make general recommendations for the preparation of one.  If, as a result of those recommendations or otherwise, Client wishes to make changes to, or (if none exists) prepare, the Business Continuity and Contingency, Client may request those changes or the preparation by making a Change Request under clause 17.

16.3         Each party will notify the other party if it believes that there has been a material disruption to business continuity that requires the implementation of the Business Continuity and Contingency Plan as recommended by the Service Provider in clause 16.2.  The parties will then immediately implement the Business Continuity and Contingency Plan and Service Provider will perform its obligations as set out in that Plan.

16.4         Service Provider has a business continuity and contingency plan which it shall maintain during the term of this agreement.

17.          CHANGE CONTROL

17.1         If either party wishes to propose any amendment or modification to this agreement (including, the scope or details of the Services (or any part of them) (a Change) then it will notify the other party of that fact by sending a Change Request to the other party’s Nominated Representative, specifying in as much detail as is reasonably practicable the nature of the Change.

17.2         As soon as reasonably practicable (but in any event within 14 days) after the sending or receipt of a Change Request, Service Provider will provide Client with a brief written proposal in relation to the relevant Change (a Change Proposal) including, but not limited to:

(a)           a summary of the scope of the Change;

(b)           brief details of the likely impact, if any, of the Change Request on any existing Services;

(c)           a statement of the cost of investigating and preparing a detailed written proposal in respect of the Change; and

(d)           an estimate of the likely cost of implementation and/or on-going operation of the relevant Change, including any increase of or reduction in the Charges or additional Charges payable for the proposed Change, which will be commensurate with the change in Service Providers cost to deliver the revised scope .

17.3         If, following receipt of the Change Proposal under clause 17.2, Client wishes to proceed with the proposed Change it will notify Service Provider in writing, who will as soon as reasonably practicable and in any event within 30 days (or such longer period as the parties may, acting reasonably, agree) after receiving Client’s written notice to proceed with the proposed Change, provide Client with a detailed written proposal (a Change Control Note) including, but not limited, to the following matters:

(a)           full details of the proposed subject matter of the Change Request including any outline specifications, special conditions or other variations to the agreement required;

(b)           details of the impact, if any, of the Change Request on any existing Services;

(c)           a statement of the cost of implementation and/or on-going operation of the relevant Change, including any increase of or reduction in the Charges or additional Charges payable for the proposed Change, which will be commensurate with the change in Service Providers cost to deliver the revised scope; and

(d)           a timetable for the implementation, together with any proposals for acceptance, of the Change Request.

17.4         If Client wishes to proceed with the proposed Change and it has notified Service Provider in accordance with clause 17.3, Service Provider may charge Client, and Client will pay, the amount stated pursuant to clause 17.2(c) for the preparation of a Change Control Note.

17.5         Client will review the proposed Change Control Note as soon as reasonably possible (but in any event no later than 10 days) after its receipt and will either accept or reject the proposed Change Control Note or propose changes to the Change Control Note.  If Client accepts the proposed Change Control Note, Service Provider will make the change in accordance with that Change Control Note.  Both parties must act reasonably in relation to Change Requests, and Client will not unreasonably withhold or delay any consent in relation to them if they adversely affect the provision of the Services.  If the parties cannot reach agreement on any Change Control Note, either party may escalate the matter for resolution in accordance with Schedule 7.

17.6         Notwithstanding the procedure in clauses 17.1 to 17.5, if any Changes are necessary to respond to an emergency situation that will materially affect the provision of the Services and it is not reasonably practical to agree the contents of that Change in advance in accordance with the foregoing provisions, then (a) the affected party will notify the other party of the need for an urgent Change, (b) Service Provider will immediately or as soon as reasonably practicable make that Change, (c) Service Provider will then document the Change as soon as reasonably practicable and (d) the parties will use their respective reasonable endeavours to agree the relevant Change Control Note as soon as reasonably practicable.  If the parties cannot agree that Change Control Note within 14 days after it has been submitted by Service Provider to Client, either party may escalate the matter for resolution in accordance with Schedule 7.

17.7         Except as set out in clause 17.6, neither party will have any obligation to commence work in connection with any Change until the relevant Change Control Note is agreed by the parties in writing.

17.8         If any Change results in a Project the parties will prepare and agree a Project Work Package in respect of that Project in accordance with clause 7.

18.          REGULATORY CHANGE

If a Regulatory Change is specific to the provision of services that are the same or similar to the Operational Services then the Client shall be responsible for the cost of compliance for that Regulatory Change. It is agreed that Regulatory Change as used in this Clause 18 does not refer to changes to the Service Provider’s costs of employment of staff, maintaining its infrastructure and taxes.

19.          RECORDS

19.1         Service Provider will keep during the term of this agreement and for a period of 3 years from the date of termination or expiry of this agreement relevant records of the Services and of the performance of its obligations under this agreement (“Records”).

19.2         Client shall have the right to inspect, upon reasonable prior notice, the Records at Client’s expense.  Service Provider shall permit Client or an independent third party access to Records to review and verify the Service Level Performance by Service Provider.

19.3         Service Provider shall permit Client access to the Service Provider’s premises from which the Services are performed (the “Centre”) in order to review the Centre’s controls, processes and procedures as are deemed necessary to review and assess the integrity of such controls as may be required in the reasonable discretion of Client to comply with or determine Client’s obligations under regulations, laws, governmental orders and judicial decrees, including the Sarbanes-Oxley Act and Data Protection Legislation.  Such review will include but not be limited to assessment the ability to access the Centre without authorization and the protection of Client Data. Service Provider shall use reasonable endeavours to offer Client assistance with this review.

20.          CONFIDENTIALITY

20.1         All information, whether commercial, financial, technical or otherwise, relating to the business, affairs or methods which is contained in or discernible from any form whatsoever (including, without limitation, data, drawings, film, documents and computer readable media and Client Data in the case of the Client) of one party (Disclosing Party) or of its Affiliates or any person associated with that party, given in respect of this agreement to the other party of any of its Affiliates (Recipient) or otherwise obtained by the Recipient (except for information which is in or enters the public domain other than by breach of this clause 20, or is received from a Third Party which is not under any confidentiality obligation to the Disclosing Party, or is independently developed by one party without use of the other party’s confidential information) and which is marked or designated as confidential or which it is reasonable to assume is confidential (Confidential

Information) will, subject to clauses 20.2 and 20.3, be treated by the Recipient as confidential by applying the standard of care used by the Recipient for its own confidential information which in no event shall be less than reasonable care and must not be used other than for the benefit of the Disclosing Party nor disclosed to Third Parties without the prior written consent of the Disclosing Party. Service Provider’s Confidential Information excludes Operational Deliverables and Project Deliverables and any information prepared by Service Provider for the Client in the performance of the Services.

20.2         The Recipient may disclose Confidential Information on a “need to know” basis to:

(a)           any legal adviser(s) and statutory auditor(s) which it has engaged for itself;

(b)           any Affiliate of the Recipient, or any director, officer or employee of the Recipient, provided that, in each case, the Recipient must first advise that person of the Recipient’s obligation to keep the Confidential Information confidential and ensure that that person is bound by obligations of confidence in respect of the Confidential Information no less onerous than those contained in this clause 20; and

(c)           where the Recipient is Service Provider, any of the Subcontractors who has entered into a confidentiality agreement with the Recipient in respect of the Confidential Information on substantially the same terms as those contained in this clause 20.

20.3         The Confidential Information of the Disclosing Party may be disclosed by the Recipient to the extent required by law or any regulatory authority, provided that the Recipient has given the Disclosing Party prompt written notice of the requirement to disclose and where possible given the Disclosing Party a reasonable opportunity to prevent the disclosure through appropriate legal means.

20.4         Each party will ensure the compliance by its employees, agents and contractors (which, in the case of Service Provider, includes procuring the same from the Subcontractors) with the obligations of confidence assumed by that party in relation to the other party.

20.5         Each party acknowledges that the other party’s Affiliates may enforce the obligations of confidence contained in this clause 20.

20.6         In conducting the Operational Services, Service Provider will procure that all data or reports, whether embodied in tangible or electronic form, will be labeled and legended as confidential to Client.

21.          KEY PERSONNEL

21.1         Service Provider will use reasonable endeavours to ensure that each of the Service Provider Key Personnel is committed to the provision of the Services, to the extent reasonably necessary to fulfil that individual’s role in the provision of the Services, for the period specified against that individual’s name in Schedule 8.

21.2         Service Provider will only change Service Provider Key Personnel:

(a)           for adverse performance or disciplinary or career development reasons; or

(b)           as a result of illness or resignation; or

(c)           if the Services which they are performing are complete; or

(d)           where Client consents to the change, which consent must not be unreasonably withheld or delayed; or

(e)           after expiry of the relevant period specified in Schedule 8.

21.3         Prior to the replacement of any Service Provider Key Personnel by Service Provider or any of the Service Provider Key Personnel ceasing to be involved in the provision of the Services, Service Provider will notify Client of that fact and will consult with Client in relation to the selection of any replacement.  Service Provider will take reasonable consideration of Client’s views.

22.          NON-SOLICITATION

22.1         Neither party will, without the prior written consent of the other party, directly induce or attempt to induce from the employment of the other party, or offer employment to, any person employed in the provision or the receipt and/or administration of the Services while that person is so employed and for a period of six (6) months after the date on which that person ceased to be so employed in connection with the Services.

22.2         Clause 22.1 will not apply to restrict either party from employing (or offering to employ) any employee of the other party who has responded to general recruitment advertising.

22.3         For the purpose of this clause 22 a person employed by Service Provider includes any employee of Service Provider’s Affiliates and a person employed by Client includes any employee of the Client Group.

23.          INTELLECTUAL PROPERTY

23.1         All Intellectual Property Rights belonging to a party prior to signing of this agreement will remain vested in that party.

23.2         Service Provider retains all Intellectual Property Rights in the Service Provider Software and the Service Provider Tools and Methodologies.  Service Provider grants, and will procure that the Subcontractors grant, to Client a royalty-free, non-exclusive, non-transferable and irrevocable licence to Use the Service Provider Software and the Service Provider Tools and Methodologies to the extent necessary in order to receive the Services or use the Non-Project Deliverables and the Project Deliverables.

23.3         As between Client and Service Provider, Service Provider will own all Intellectual Property Rights in the Operational Deliverables and the Project Deliverables.  Service Provider grants to Client, a royalty-free, non-exclusive, non-transferable and irrevocable licence to Use the Operational Deliverables and the Project Deliverables to the extent necessary in order to receive the Services or Replacement Services.  Notwithstanding anything in this clause 23.3 to the contrary, Service Provider shall not own any Intellectual Property Rights in any Confidential Information disclosed by Client in the creation of any Operational Deliverable or Project Deliverables. Notwithstanding anything herein to the contrary, Service Provider shall not own any Intellectual Property Rights in any reports prepared by Service Provider that are comprised of information provided by Client.

23.4         Client grants to Service Provider a royalty-free, non-exclusive, non-transferable and irrevocable licence to use (including the right to sub-license the use thereof to Service Provider Affiliates) the Retained Intellectual Property for the sole purpose of providing the Services during the term of this Agreement; provided that Service Provider agrees to adhere to the provisions of the licenses of third party software provided as Assets hereunder as set forth on Schedule 3.

23.5         Client retains all Intellectual Property Rights in the Client Data.  Service Provider assigns all Intellectual Property Rights in the Client Data which may arise in the future and vest in Service Provider, to Client.  Service Provider will execute, and will procure that the Subcontractors execute, such documents and do such things as are reasonably necessary to give effect to this clause 23.5.  Client grants to Service Provider, a royalty-free, non-exclusive, non-transferable licence to use (including the right to sub-license the use thereof to Service Provider Affiliates) the Client Data for the purposes of providing the Services during the term of this agreement.

23.6         Subject to clause 20, nothing in this agreement will preclude Service Provider and/or the Subcontractors from developing for itself, or for Third Parties, materials which are competitive with those produced as a result of the Services, irrespective of their similarity to materials which may be delivered to Client under this agreement.  Furthermore, the parties agree that subject to clause 20 Service Provider and the Subcontractors will be free to use its general knowledge, skills and experience and any ideas, concepts, know-how, methodologies and techniques related to the scope of this agreement, the Services, any Operational Deliverables or any Project Deliverables.

24.          USE OF CLIENT DATA

24.1         Service Provider will not delete or remove any copyright or database right notices contained within or relating to the Client Data.

24.2         Service Provider may not store, copy, disclose or use the Client Data except as expressly authorised by Client and necessary for the performance by Service Provider of its obligations under this agreement or any Project Work Package.

24.3         If, at any time and from time to time, through the provision of the Services, Service Provider is deemed by virtue of the Copyright and Rights in Databases Regulations 1997 or similar legislation under the applicable laws

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of the Czech Republic to be the first owner of the database right in any of the Client Data, Service Provider will, at Client’s expense, promptly assign all Intellectual Property Rights in that Client Data to Client.

24.4         In performing its obligations under this agreement, Service Provider and Client will comply with the Data Protection Legislation and any notifications or registrations made by Client under that legislation. Service Provider also agrees to adhere to the processing requirements set forth in Schedule 11.

24.5         Service Provider may use and disclose Client Data for purposes connected with this agreement and the provision of the Services to Client and the Client Group.  Client acknowledges and agrees that Service Provider may for these purposes transfer Client Data to any country within the European Economic Area (EEA) and to the Czech Republic (or any country deemed adequate by the Commission pursuant to Article 25(6) Directive 95/46/EC).

24.6         Except as set forth in Schedule 11, the parties agree that, in processing Personnel Data, Client retains the position of Data Controller and Service Provider will process Personal Data in accordance with Client’s instructions. Client will indemnify Service Provider against any Losses incurred by Service Provider as a result of any claim or action against Service Provider in respect of the processing of Personal Data in accordance with Client’s instructions.

25.          INTELLECTUAL PROPERTY INDEMNITY

25.1         Subject to clauses 25.2, 25.4 and 25.5, Service Provider undertakes to indemnify defend and hold Client harmless from and against any claim or action that the use or possession of any Operational Deliverables, any Project Deliverables, the Service Provider Software or the Service Provider Tools and Methodologies or the receipt of any Services or any other materials made available by Service Provider and/or the Subcontractors to Client (Service Provider Supplied Materials), or any part of them, infringes (a) in the case of the Service Provider Supplied Materials existing as at the Commencement Date, {*****} in relation to which Services are being provided of any person and (b) in the case of Service Provider Supplied Materials created during the term of this agreement, {*****} in relation to which Services are being provided of any person (each a Service Provider IPR Claim) and will indemnify and keep indemnified Client from and against any Losses finally awarded against Client or agreed by Service Provider in final settlement as a result of, or in connection with, that Service Provider IPR Claim.

25.2         Client agrees that:

(a)           it will, as soon as reasonably practicable, notify Service Provider in writing of any Service Provider IPR Claim of which it has notice;

(b)           it will not make any admission as to liability in relation to, or agree to any settlement of or compromise, that Service Provider IPR Claim without the prior written consent of Service Provider which must not be unreasonably withheld or delayed; and

(c)           Service Provider will, at Service Provider’s request and expense, be entitled to conduct all negotiations and litigation, and settle all litigation, arising from any Service Provider IPR Claim and Client will give Service Provider all reasonable assistance in connection with those negotiations and litigation.

25.3         If any Service Provider IPR Claim is made, or in Service Provider’s reasonable opinion is likely to be made against Client, Service Provider will promptly and at its cost either:

(a)           ensure that Client has and, to the extent required to be used by Service Provider for the purpose of providing the Services, Service Provider and the Subcontractors have, the right to continue using and possessing the Service Provider Supplied Materials and Client has the right to continue receiving the Services; or

(b)           modify or replace the infringing part of the Service Provider Supplied Materials or the Services so as to avoid the infringement or alleged infringement.

25.4         The undertaking and indemnity given under clause 25.1 does not apply to the extent that any infringement has arisen directly from:

(a)           any modifications of the Service Provider Supplied Materials and/or the Services made by Client without Service Provider’s consent or authorisation; or

(b)           the use of the Service Provider Supplied Materials in combination with any other materials, software, equipment or systems not supplied or approved by Service Provider and in a manner not contemplated by this agreement or the relevant Project Work Package; or

(c)           Client’s failure to use any corrections or enhancements of the Service Provider Supplied Materials and/or the Services that are made available to Client by Service Provider within ninety (90) days after receipt thereof provided that Service Provider informed Client that the corrections or enhancements were required in order to avoid the infringement of any third party Intellectual Property rights; or

(d)           Client’s distribution, marketing or use of the Service Provider Supplied Materials and/or the Services to Third Parties other than Client’s Affiliates.

25.5         The undertaking and indemnity under clause 25.1 does not apply to any Third Party Software or other materials from any Third Party (including any hardware, software or other infrastructure supplied to Client as set forth on Schedule 3) made available to Client or used or supplied by Service Provider and/or the Subcontractors in the performance of the Services.  Service Provider will, and will procure that the Subcontractors will, to the extent legally possible, enforce any intellectual property indemnity in respect of that Third Party Software or those Third Party materials where there is a claim of any infringement.  For the avoidance of doubt, nothing in this clause 25.5 shall excuse the Service Provider from its obligations at clause 6 to continue to provide the Operational Services to the Client and the Client Group.

25.6         Subject to clause 25.7 and 25.9 Client undertakes to indemnify defend and hold Service Provider harmless from and against any claim or action that the use or possession of any materials (including the Retained Intellectual Property) made available by Client to Service Provider (Client Supplied Materials) infringes (a) in the case of Client Supplied Materials existing as at the Commencement Date, the rights of any Intellectual Property rights, including but not limited to copyright or database rights or trade marks or patents in any jurisdiction in relation to which Services are being provided of any person and (b) in the case of Client Supplied Materials created during the term of this agreement, the rights of any Intellectual Property rights, including but not limited to copyright or database rights or trade marks in any jurisdiction in relation to which Services are being provided of any person (each a Client IPR Claim) and will indemnify and keep indemnified Service Provider from and against any Losses finally  awarded against Service Provider or agreed by Client in final settlement as a result of, or in connection with, that Client IPR Claim.

25.7         Service Provider agrees that:

(a)           it will, as soon as reasonably practicable, notify Client in writing of any Client IPR Claim of which it has notice; and

(b)           it will not make any admission as to liability in relation to, or agree to any settlement of or compromise, that Client IPR Claim without the prior written consent of Client which must not be unreasonably withheld or delayed; and

(c)           Client will at Client’s request and expense, be entitled to conduct all negotiations and litigation, and settle all litigation, arising from any Client IPR Claim and Service Provider will give Client all reasonable assistance in connection with those negotiations and litigation.

25.8         If any Client IPR Claim is made, or in Client’s reasonable opinion is likely to be made against Service Provider, Client will promptly and at its cost either:

(a)           ensure that, to the extent required to be used by it, Service Provider has the right to continue using and possessing the Client Supplied Materials; or

(b)           modify or replace the infringing part of the Client Supplied Materials so as to avoid the infringement or alleged infringement.

25.9         The undertaking and indemnity given under clause 25.6 will not apply to the extent that any infringement has arisen directly from:

(a)           any modifications of the Client Supplied Materials made by Service Provider except where Client has directed those modifications are to be made or they are otherwise made in accordance with this agreement; or

(b)           the use of the Client Supplied Materials in combination with any other materials, software, equipment or systems not supplied or approved by Client or in a manner not contemplated by this agreement or the relevant Project Work Package; or

(c)           Service Provider’s distribution, marketing or use of the Client Supplied Materials to third parties other than Service Provider Affiliates and subcontractors other than in connection with the provision of services to Client and Client’s Affiliates.

25.10       The undertakings in this clause 25 are the sole and exclusive remedies of either party in relation to the infringement of the Intellectual Property Rights of any Third Party.

26.          REPRESENTATIONS AND WARRANTIES

26.1         Each party represents and warrants that:

(a)           it has the capacity and authority to enter into and to perform this agreement;

(b)           it has not entered into any agreement which would prevent it from entering into this agreement and that this agreement has been executed by a duly authorised representative of that party;

(c)           there are no actions, suits or proceedings pending or, to that party’s knowledge, threatened against or affecting that party before any court or administrative body or arbitral tribunal that might affect the ability of that party to meet and carry out its obligations under this agreement;

(d)           once duly signed this agreement will constitute its legal, valid and binding obligations;

and Service Provider represents and warrants that:

(e)            the Services will be rendered in a professional and workmanlike manner and will be fit for the purpose described in Schedule 1.

26.2         With respect to all Third-Party products and services purchased by Service Provider for Client in connection with the provision of the Services, Service Provider shall pass through or assign to Client the rights Service Provider obtains from the manufacturer(s) and/or supplier(s) of such products and services (including warranty and indemnification rights), all to the extent that such rights are assignable.  If pass-through warranties and indemnities reasonably acceptable to Client are not available from a manufacturer(s) and/or supplier(s) whose services or products are dedicated to Client, or that are not provided in a shared environment, then Service Provider will discuss the matter with Client prior to engaging the particular manufacturer(s) and/or supplier(s), and the parties will mutually determine to either accept the terms available from such  manufacturer(s) and/or supplier(s), in which case Service Provider will enforce the applicable warranty or indemnity on behalf of Client as provided below, or deal with another manufacturer(s) and/or supplier(s) of comparable products or services that will provide warranties and indemnities reasonably acceptable to Client.  In the event of a Third-Party software or hardware nonconformance, Service Provider will coordinate with, and be the point of contact for resolution of the problem through, the applicable manufacturer(s) and/or supplier(s) and, upon becoming aware of a problem, will notify such manufacturer(s) and/or supplier(s) and will use commercially reasonable efforts to cause such manufacturer(s) and/or supplier(s) to promptly repair or replace the nonconforming item in accordance with such manufacturer(s) and/or supplier(s)’ warranty.  If any warranties or indemnities may not be passed through, Service Provider shall, upon the request of Client, take commercially reasonable action to enforce any applicable warranty or indemnity that is enforceable by Service Provider in its own name.  However, Service Provider will have no obligation to resort to litigation or other formal dispute resolution procedures to enforce any such warranty or indemnity.

26.3         Except as may be set forth in any Schedule, the express obligations and warranties made by the Service Provider in this agreement and any Project Work Package are in place of and to the exclusion (to the fullest extent permitted by law) of any other warranty, representation, condition, term or undertaking of any kind, express or implied, statutory or otherwise, including (without limitation) as to the condition, performance, fitness for purpose or satisfactory quality of the Services or any Projects or any part of them.

PART E - LIABILITY

27.          FORCE MAJEURE

27.1         Neither party will be liable to the other for any delay or non-performance of its obligations under this agreement to the extent to which such delay or non-performance arises from any event (including, without limitation, any act or omission of any Third Party) beyond its (or its contractor’s or Subcontractor’s or Affiliate’s) reasonable control which could not reasonably be planned for or avoided including but not limited to:

(a)           act of God, governmental intervention, war, fire, flood, explosion, civil commotion, armed hostilities, act of terrorism, revolution (including in another country); or

(b)           blockade, embargo, strike, lock-out, sit-in, industrial or trade dispute to the extent to which those things do not involve employees of the party (or its contractor’s or Subcontractor’s or Affiliate’s) claiming relief; or

(c)           adverse weather or disease; or

(d)           act or intervention of a competent judicial or regulatory authority; or

(e)           failure in the public supply of electrical power or public telecommunications equipment.

(each a Force Majeure Event).

27.2         A party whose performance is affected by a Force Majeure Event (Affected Party) will:

(a)           promptly notify the other party in writing of the Force Majeure Event and the cause and the likely duration of any consequential delay or non-performance of the Affected Party’s obligations; and

(b)           use reasonable endeavours to avoid or mitigate the effect of such event on the other party and the performance of the Affected Party’s obligations and resume full performance of the Affected Party’s obligations as soon as reasonably possible.

27.3         Subject to clause 27.4, if the Affected Party has met the conditions in clause 27.2, its performance of any affected obligation under this agreement will be suspended for the period that the Force Majeure Event continues and the Affected Party will have an extension of time for performance equal to the period of delay or failure, but the Affected Party will continue to perform all other obligations that are not prevented by the Force Majeure Event.

27.4         If any Force Majeure Event under clause 27.1 substantially prevents, hinders or delays performance of (i) the Services necessary for the performance of functions reasonably identified by the Client as critical for more than 20 days or (ii) any Services for more than 60 days Client may terminate this agreement without liability to Service Provider for termination (other than liability to pay amounts in respect of Services already provided) as of a date specified by Client in a written notice of termination to Service Provider.

27.5         Client will not be required to pay for any Services not performed during the period that a Force Majeure Event continues to the extent the period exceeds thirty (30) days.

28.          LIMITATIONS OF LIABILITY AND EXCUSE

28.1         Neither party excludes or limits liability to the other party for:

(a)           death or personal injury caused by its negligence or that of its employees, agents or subcontractors (as applicable); or

(b)           any breach of the warranties or conditions implied by section 12 Sale of Goods Act 1979 or section 2 of the Supply of Goods and Services Act 1982; or

(c)           its own fraud; or

(d)           liability to pay Charges.

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28.2         Subject to clause 28.1, {*****}, the total aggregate liability of Service Provider and its Affiliates, whether arising from negligence, breach of contract or otherwise under or in connection with this agreement will not in respect of any single event or series of connected events exceed an amount equivalent to US$ {*****} during the Transition Period or US${*****} in any Contract Year during the term of this Agreement for the following Losses:

(a)   Losses resulting from claims of {*****} and further provided that:

(i)            The maximum amount the Client may claim {*****} is US$ {*****}; and

(ii)           {*****}are resumed as soon as commercially possible upon the correction of the error by Service Provider, assuming {*****};

(iii)          Client was not aware that Service Provider’s failure to properly {*****} was incorrect at the time of the {*****};

(iv)          Client has complied will all of its obligations under this agreement to the extent that such obligations would have enabled Service Provider to properly {*****}; and

(iv)          any suspension of the {*****}.

(b)       Losses resulting from claims of {*****}the provision of its services to the Client provided that:

(i)            The maximum amount the Client may claim {*****} is US$ {*****}; and

(ii)           Service Provider is provided notice of {*****} or is immediately notified in writing by Client of any notice received from {*****} of the suspension and/or termination of the {*****} for {*****};

(iii)          Client has complied will all of its obligations under this agreement to the extent that such obligations would have enabled Service Provider to properly arrange for the {*****} when due to the {*****}; and

*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

(iv)          any suspension of services by the {*****} is (a) strictly in accordance with the terms and conditions of the existing contract in place between the Client and {*****} or to the extent there is no written agreement then {*****}; and (b) if permitted by {*****} immediately upon correction of the error by Service Provider.

(c)           Losses incurred by Client relating to the {*****} to the extent resulting from {*****} provided that:

(i)            Client has complied with all of its obligations under this agreement affecting Service Provider’s ability to {*****} and has notified Service Provider of any {*****} received from Service Provider as soon as it has is aware or should reasonable have become aware of the {*****}; and

(ii)           the recovery of Losses subject to the limitations under the clause 28.2 is the sole and exclusive remedy of the Client as a result of incorrect or delayed information supplied by Service Provider.

The minimum claim that can be made pursuant to this clause 28.2 in any {*****} month period is US${*****}.  Any liability arising under this clause 28.2 must relate to the Service provided by Service Provider as of the Go-Live Date for each Affiliate until the termination of this agreement.

For the purposes of this clause 28.2,

(i)            “Client” shall refer to Client or any Affiliate of Client;

(ii)           “{*****}” means a third party who has entered into a {*****} with Client for the provision of {*****};

(iii)          “{*****}” means an agreement entered into between a {*****}and Client for the provision of {*****};

(iv)          “{*****} Services” means the services provided by Client to {*****};

(v)           “{*****}” means {*****} by Client under a {*****}, which will be calculated by reference to the remaining term of the {*****}, not to exceed {*****};

(vi)          “{*****}” means a {*****} required to be {*****}, including but not limited to, by way of example only, {*****};

(vii)         “{*****}” means services provided by {*****} to Client; and

(viii)       “{*****}” means a third party who supplies services to Client enabling the Client to provide {*****}.

28.3         Subject to clauses 28.1 and 28.2, the total aggregate liability of either party and its Affiliates for Losses incurred by the other party, whether arising from negligence, breach of contract or otherwise under or in connection with this agreement  (a) during any Contract Year in respect of any single event or series of connected events will not exceed, in aggregate, an amount equivalent to {*****} and (b) during the Transition Period, in respect of any single event or series of connected events will not exceed, in aggregate, an amount equivalent to the {*****}; provided however that any liability incurred by Service Provider under clause 28.2 shall be exclusive to Service Provider’s obligations arising under this clause 28.3.

*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

28.4         The total aggregate liability of Service Provider under clauses 28.2 and 28.3 shall not exceed US${*****} in any twelve month period.

28.5         Any amount paid or payable by Client to Service Provider under this agreement by way of reimbursement of expenses, or any interest on them will not count towards any calculation of total liability.

28.6         Subject to clauses 28.1 and 28.2, neither party will be liable to the other party for:

(a)           loss of profits, business, revenue, goodwill, expended management time or anticipated savings;

(b)           Losses arising from one party terminating the employment relationship with any of its employees except as set forth in Schedule 10; and/or

(c)           indirect or consequential loss or damage.

28.7         Without limiting clause 28.6 but subject to clauses 28.1, Service Provider will not be liable to Client for any loss or damage to the extent arising from or as a result of any of the following circumstances due to the acts or omissions of Client or its employees, agents, customers, suppliers, contractors (other than Service Provider) and subcontractors: or

(a)           errors in the coding of information provided by or on behalf of Client;

(b)           illegible data or information in source documents provided by or on behalf of Client; or

(c)           the late delivery or non-delivery of data; or

(d)           data supplied that is incorrect, out-of-date, out of specified sequence, in the wrong form or at variance with the relevant specifications; or

(e)           errors in operating instructions supplied by or on behalf of Client; or

(f)            computer media that are faulty, damaged, or incorrectly prepared at the time of supply to Service Provider; or

(g)           a failure to comply with any operating documentation or other reasonable instructions of Service Provider in relation to the Services.

provided that nothing in this clause 28.7 will relieve Service Provider of any liability for negligently failing to advise in a timely manner an appropriate representative of Client of the occurrence of any event described in this clause 28.7.

Service Provider will, in addition to the Charges, be entitled to charge Client at its applicable rates for any work that arises from any of these errors or defects, including rework necessitated by inaccurate, incomplete or out of date Client Data or erroneous or incomplete instructions supplied by or on behalf of Client, where such work is necessary to enable Service Provider to supply the Services in accordance with this agreement; and where resources are available Service Provider shall use resources currently dedicated to Client to perform such work unless such resources cannot perform such work or rework in a timely fashion. Notwithstanding the foregoing, if information provided by Client was the result of any work provided by the Service Provider, either pursuant to a Project Work Package or otherwise, then Client shall not be deemed presumptively liable for any additional work that may arise due to the errors and defects referred to above. In this clause 0 applicable rates means rates agreed between Service Provider and Client or, if none have been agreed, rates that are competitive for similar work supplied to corporations similar to Client in the same industry as Client and as appropriate to the rates charged in the location where the Services are performed.

28.8         Neither party may assert a claim or commence proceedings (other than a claim or proceedings relating to the death of or injury to any person) against the other party in connection with this agreement more than 3 years after the time at which the claiming party first became aware or ought reasonably to have become aware of the facts or other circumstances that gave rise to the claim or proceedings.

28.9         The parties agree that if any exclusion, limitation or provision contained or expressly referred to in this clause 28 is held to be invalid under any applicable statute or rule of law it will to that extent be deemed omitted.

28.10       Nothing in this clause 28 will be taken as in any way reducing or affecting a general duty to mitigate loss suffered by a party.

28.11       The parties agree that they have negotiated this clause 28 and it represents a fair and equitable position in relation to risk, reward and pricing having regard to all relevant factors, including the nature of the Services, the negotiated Charges.

28.12       Without limiting any other provision of this clause 28, Service Provider will not be in breach of any of its obligations under this agreement to the extent that the breach is as a result of any of the following actions or events, but only to the extent that if Service Provider is aware or reasonably should have been aware of the actions or events, Service Provider has brought the action or event to the attention of a responsible person in Client’s organisation:

(a)           Client’s failure to perform its obligations under this agreement (including the Client Responsibilities); or

(b)           any changes, modifications, updates or enhancements made to the Operational Services or System other than by, or with the written approval of, Service Provider in accordance with Change Control; or

(c)           any inaccuracy, delay, interruption or error caused by any interface of Client or a Third Party with the Operational Services or System unless those interfaces are approved by  Service Provider; or

(d)           a Restraining Event; or

(e)           any of the information or assumptions contained in Schedule 6 being materially incorrect; or

(f)            any security investigation under clause 14.3.

If Service Provider incurs additional costs in performing the Operational Services in any of the circumstances described in clauses 28.12, Service Provider will be entitled to raise a Change Request, which shall be reviewed in accordance with clause 17; provided however that where resources are available Service Provider shall use resources currently dedicated to Client to perform such work unless such resources cannot perform such work or rework in a timely fashion.

28.13       The exclusions and limitations of liability under this clause 28 will operate to the benefit of Subcontractors and Affiliates of the parties under this agreement to the same extent that such provisions operate to the benefit of the parties.  Any limitations of liability under this agreement will be computed for Service Provider and Subcontractors in the aggregate. Subcontractors and Affiliates of the parties may enforce the terms of this clause 28.13 under the Contracts (Rights of Third Parties) Act 1999.

PART F - TERMINATION

29.          TERMINATION

29.1         Either party will have the right, without prejudice to its other rights or remedies, to terminate this agreement immediately by written notice to the other party, if the other party becomes insolvent or an order is made or a resolution passed for the liquidation, administration, winding-up of dissolution of the other party (otherwise than for the purposes of a solvent amalgamation or reconstruction) or an administrative or other receiver, manager, trustee, liquidator, administrator, or similar officer is appointed over all or any substantial part of the assets of the other party or the other party enters into or proposes any composition or arrangement with its creditors generally or anything similar to the foregoing occurs in any applicable jurisdiction.

29.2         Service Provider will have the right, without prejudice to its other rights or remedies, to terminate this agreement immediately by written notice to Client if Client fails to pay undisputed Charges owing to Service Provider in accordance with clause 9 within 14 days after receipt of written notice which refers to this clause 29.2 and requiring it to pay such Charges after the due date for payment (or, if later, 30 days after the date on which payment was first due).

29.3         In the circumstances described in clause 29.2, Service Provider may, in its discretion, suspend the provision of the Services until such time as payment has been made.

29.4         Service Provider will have no liability under this agreement as a result of termination in accordance with clause 29.2 or suspension of the Services in accordance with clause 29.3.

29.5         Either party will have the right, without prejudice to its other rights or remedies, to terminate this agreement immediately by written notice to the other party where the other party is in material breach of this agreement (being a single event or a series of events which are together a material breach) and either such breach is not capable of remedy or, if the breach is capable of remedy, the other party has failed to remedy the breach within 30 days after receiving written notice requiring it to do so.  The 30 day period will be extended by another 30 days if the first party is reasonably satisfied that the other party has taken reasonable steps to remedy the breach and the first party reasonably believes the breach will be remedied in a further 30 day period.  The rights enumerated under clause 29.4 shall be without prejudice to the rights of the parties under law to seek recoupment or recovery against the other party for Losses incurred by the party resulting from the breach or non-performance of this agreement or any provision under this agreement whether such breach or non-performance is deemed material or not.

29.6         Either party will have the right to terminate this agreement for convenience on giving the other party not less than 12 months’ written notice in the case of the Service Provider and not less than 3 months’ written notice in the case of the Client provided that the written notice of termination will not expire during the Initial Term.

29.7         Service Provider will have the right, without prejudice to its other rights or remedies, to terminate this agreement upon not less than 12 months’ written notice to Client if the average number of full time equivalent employees (FTEs) utilised in performing the Services during a Contract Year is less than 50% of the Agreed Number as referred to in Schedule 5.

29.8         Client will have the right to terminate this agreement for convenience on giving the other party not less than 3 months’ written notice during the Initial Term subject to the Termination Charges set forth in Schedule 5.

30.          EXIT PLAN AND CONSEQUENCES OF TERMINATION

30.1         Service Provider will, during the Transition Period, produce an Exit Plan based on the principles set out in Schedule 9 for the orderly transition of Services from Service Provider to Client or any Replacement Supplier in the event of expiration or termination of this agreement for any reason.  Within 30 days after the submission of that Exit Plan, the parties will meet and use their respective reasonable endeavours to agree the contents of that Exit Plan, based on the principles set out in Schedule 9.  Service Provider will update the Exit Plan to reflect changes in the Services at the commencement of the second Contract Year and once every year after that date (or at such other frequency as may be agreed between Service Provider and Client).  In each case Service Provider will submit the revised Exit Plan to Client for review.  Within 30 days after the submission of the revised Exit Plan, the parties must meet and use their respective reasonable endeavours to agree the contents of that revised Exit Plan, based on the principles set out in Schedule 9 and the changes that have occurred in the Services since the Exit Plan was last agreed.

30.2         Any termination of this agreement will not affect any accrued rights or liabilities of either party nor will it affect the coming into force or continuation in force of any other clauses and provisions of the agreement which are expressly or by implication intended to come into force or continue in force on or after that termination.

30.3         Following notice of termination of this agreement, Service Provider will at the request of Client continue to provide, or procure that the Subcontractors continue to provide the Services (as applicable) and will provide the

Termination Assistance for the Termination Period or such shorter period as Client may require.  During the Termination Period Client will continue to pay the Charges to Service Provider in accordance with Schedule 5.

30.4         Where notice to terminate is given under clause 27.4 or 29.1 or 29.2 or 29.4 or 29.5, the Termination Period will commence with effect from the date of issue of that notice provided that Service Provider will not be required to provide the Services or the Termination Assistance unless and until Client has paid to Service Provider (i) all Charges and other amounts owing to Service Provider by Client under this agreement minus any set-off in accordance with clause 9.6, and (ii) all Charges for Operational Services provided as of the date of the notice of termination.

30.5         Within 14 days after service of notice of termination by either party, Service Provider will submit an updated Exit Plan to Client for review and approval.  The parties will use their respective reasonable endeavours to agree the contents of that plan (including whether or not Employment Regulations will apply on the award of a new contract to the Replacement Supplier or the transfer of the Services to Client), based on the principles set out in Schedule 9.  Until the agreement of the Exit Plan, Service Provider will provide the Termination Assistance in good faith to Client as set out in the previous Exit Plan to the extent applicable or in accordance with the principles set out in Schedule 9.

30.6         Where there is any dispute between the parties regarding, or failure to agree, the manner in which the services set out in Schedule 9 are to be performed or the content of the Exit Plan, either party may on written notice to the other, refer that issue for resolution pursuant to the dispute resolution procedures set out in Schedule 7.

30.7         During the Termination Period, Service Provider will, in addition to providing the Services and the Termination Assistance, provide to Client any reasonable assistance requested by Client to allow the Services to continue without interruption or adverse effect following the termination of this agreement and to facilitate the orderly transfer of responsibility for and conduct of the Services to Client, or a Replacement Supplier nominated by Client.  Any additional costs incurred by Service Provider in providing such reasonable assistance which is not already in the scope of the Termination Assistance or the Exit Plan will be the subject of a Change Request by Service Provider, which must not be unreasonably withheld or delayed by Client. If Service Provider will incur additional costs the parties will negotiate a Change Request at the rates set out in Schedule 5.

30.8         All Projects underway at the time of termination or expiration of this agreement will be reviewed on a case by case basis by the parties.  Either party will have the option to terminate the relevant Project Work Package by written notice to the other party with effect from the termination or expiration of this agreement.  Unless so terminated, the relevant Project Work Package will continue until terminated in accordance with its terms.

30.9         At the time of termination or expiration of this agreement Service Provider shall promptly return any Client Data.

PART G - MISCELLANEOUS

31.          ANNOUNCEMENTS

31.1         Subject to clauses 31.2 and 31.3, all media releases, public announcements or public disclosures relating to this agreement or its subject matter, including any promotional material but excluding any announcement intended solely for internal distribution or any disclosure required by law (including by accounting or regulatory requirements) must be co-ordinated between, and approved in writing by, the parties prior to release.

31.2         The parties will agree a press release relating to this agreement promptly following the signing of this agreement.

31.3         From time to time upon prior written approval by Client, Service Provider may refer to Client as a reference site for other clients of Service Provider.

32.          ASSIGNMENT AND SUBCONTRACTORS

32.1         Subject to clauses 32.2, 32.3 and 32.4, neither party may assign, sub-license, transfer or otherwise dispose of any of its rights, transfer or otherwise dispose of any of its obligations under this agreement without the prior written consent of the other party which must not be unreasonably withheld or delayed.

32.2         Service Provider is entitled to assign this agreement to its successor in business provided that either:

(a)           the successor is an “equivalent entity” to Service Provider, meaning that:

(i)            the successor is equally able to perform Service Provider’s obligations under this agreement, including obligations to pay any sums for which it may be liable to Client as a result of any breach or under any indemnity; and

(ii)           assignment to the successor would not adversely affect Client’s ability to enjoy all of its rights and remedies under this agreement (including rights to recover sums under any indemnity) or to enforce those rights and remedies; or

(b)           the successor is not an equivalent entity to Service Provider, but Service Provider has provided Client with evidence satisfactory to Client (acting reasonably) that the successor has in place (and has undertaken, for the benefit of Client, to maintain) insurance policies covering the performance of all of the successor’s obligations and liabilities to Client under this agreement, until such time (if any) that Client reasonably determines that the successor is an equivalent entity to Service Provider.

32.3         Service Provider is entitled to enter into agreements with Subcontractors, and will remain responsible to Client for the acts and omissions of those Subcontractors as if they were the acts or omissions of Service Provider.

32.4         Client is entitled to assign this agreement to a successor in interest provided that the successor is equally able to pay all of Client’s obligations arising hereunder, subject to the prior written consent of Service Provider which must not be unreasonably withheld or delayed.  The Client shall remain liable for the obligations of its successor to the extent the successor is unable to fulfil its obligations to Service Provider.

32.5         Client will grant to each Subcontractor all rights granted, and comply, as regards each Subcontractor, with all obligations assumed, by Client under this agreement to the extent necessary to enable the Subcontractor to provide the Services subcontracted to it.

32.6         For the assignment set forth in 32.2, Service Provider shall remain liable for the obligations of its successor during the then current Term to the extent the successor is unable to fulfil its obligations to Client.

33.          NOTICES

33.1         Any notice or other document to be served under this agreement may be delivered or sent by registered post or fax to the party to be served as follows:

(a)	to Service Provider at:	(b)	to Client at:
	60 Queen Victoria Street London EC4N 4TW Fax: +44 207 844 4444		H. Walaart Sacrestraat 401-403 1117 BM Schiphol (SCHIPHOL OOST) The Netherlands

	Marked for the attention of: Service Provider Client Partner		Marked for the attention of: Legal Counsel

	In the case of Service Provider:		In the case of Client:

	A copy of the notice		A copy of the notice to go to:
to go to:
	General Counsel		FAO: Legal Counsel
	Accenture LLP		VIA NET.WORKS
	1661 Page Mill Road		Old Bridge House
	Palo Alto		40 Church Street
	CA 94304 USA		Staines, Middlesex
TW18 4EP
tel: +44 (0)1784 898958
fax: +44 (0)1784 898849

or at such other address or facsimile number or to such other person as it may have notified to the other party in accordance with this clause 33.1.  Any notice or other document sent by post must be sent by prepaid first class post.

33.2         In proving service of a notice or document it will be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class or equivalent recorded delivery letter or that the facsimile message was properly addressed and despatched, as the case may be.

34.          WHOLE AGREEMENT

34.1         This agreement contains the whole agreement between the parties relating to the transactions contemplated by this agreement and supersedes all previous agreements, arrangements and understanding between the parties relating to those transactions or that subject matter.  No purchase order or other ordering document will add to or vary the terms of this agreement.  Service Provider will deal with any document of that kind for invoicing purposes only.

34.2         Subject to clause 34.3, each party acknowledges that in entering into this agreement it has not relied on any representation, warranty, collateral contract or other assurance (except those set out or referred to in this agreement) made by or on behalf of any other party before the signature of this agreement.  Each party waives all rights and remedies which, but for this clause 34.2, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

34.3         Nothing in clause 34.2 limits or excludes any liability for fraudulent misrepresentation.

35.          DISPUTES

35.1         Any dispute arising under or in relation to this agreement (Dispute) will be promptly referred to the correct escalation process and bodies for resolution as set out in Schedule 7.

35.2         Either party may commence legal proceedings in respect of any Disputes arising under clauses 20, 22, 23 without referring the Dispute to the dispute resolution process set forth in Schedule 7, including in respect of urgent interlocutory relief related thereto.

36.          GENERAL

36.1         Amendments:  Any amendment or waiver of this agreement or any Project Work Package will not be binding on the parties unless set out in writing, expressed to amend or waive this agreement, and signed on behalf of each of the parties. No amendments or waivers to this agreement shall be authorized by Client unless signed by its Vice President, President or CFO.

36.2         Severability:  If a provision of this agreement or any Project Work Package is or becomes illegal, invalid or unenforceable that will not affect the legality, validity or enforceability of any other provision of this agreement or any Project Work Package, that provision will be deemed to be modified to the extent necessary (in the court’s opinion) to render it enforceable, and the parties’ rights and obligations will be construed accordingly.

36.3         No partnership or agency:  Nothing in this agreement or any Project Work Package will be deemed to constitute a partnership between the parties, nor constitute either party the agent of the other party for any purpose.

36.4         Third Party Rights:  No third party or other person who is not a party to this agreement or any Project Work Package may enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999 except to the extent stated expressly to the contrary in this agreement.

36.5         Waivers:  A waiver (whether express or implied) by one of the parties of any of the provisions of this agreement or any Project Work Package or of any breach of or default by the other party in performing any of those provisions will not constitute a continuing waiver and that waiver will not prevent the waiving party from subsequently enforcing any of the provisions of this agreement not waived or from acting on any subsequent breach of or default by the other party under any of the provisions of this agreement or any Project Work Package.

36.6         Further Assurance:  Each party will execute all documents and do all other acts, which may be necessary to give full effect to its obligations under this agreement or any Project Work Package. Each party will use all reasonable endeavours to consider the needs, concerns and views of the other party when making any decision as to the giving or withholding of consent or approval, or when exercising any other discretion under this agreement.

36.7         Costs:  Except as provided in this agreement, each party will pay its costs and expenses incurred by it in connection with the entering into of this agreement or any Project Work Package.

36.8         Authority:  Except as provided in writing or where expressly authorised in writing, neither party will have any authority to act or make representations on behalf of the other party and nothing will impose any liability on either party in respect of any liability incurred by the other party.

36.9         Provision of similar services:  Nothing in this agreement prohibits Service Provider from providing services similar to the Services to any Third Party.  For the avoidance of doubt, the Service Provider will continue to be subject to the provisions of clause 20.

36.10       Set-off:  Except as set forth in clause 9.6 neither party will be entitled to set off any undisputed amounts owed to the other party under this agreement against amounts owing to it by the other party under any other agreement.

36.11       Notifications:  Notwithstanding any other provision of this agreement, no provision of this agreement that is of such a nature as to make this agreement liable to notification to the European Commission or to registration with any competition law authorities will take effect until the day after that on which all necessary particulars have been furnished to the European Commission and/or all of such authorities.  The parties will co-operate fully in the timely preparation and submission of any notification or registration.  Each party will bear its own costs of doing so.  If any regulatory or similar authority investigates or gives formal notice that it intends to investigate any aspect of this agreement, the parties will consult with a view to negotiating alternative provisions that substantially give effect to the parties’ original intentions and satisfy the concerns of the authority concerned.  All other provisions of this agreement will remain in full force and effect, regardless of whether any of the provisions of this agreement are held to be void or unenforceable or whether the parties are able to agree on mutually satisfactory alternative provisions.

36.12       The party whose approval or consent is requested by the other party to fulfil its obligations under this agreement shall not unreasonably withhold or delay giving that approval, consent or agreement.

37.          GOVERNING LAW AND JURISDICTION

This agreement is governed by English law.  The parties agree that the courts of England will have exclusive jurisdiction to settle any disputes arising out of or in connection with this agreement and the parties accordingly submit to the exclusive jurisdiction of the English courts.

SIGNATORIES

This agreement has been entered into on the date stated at the beginning of this agreement.

SIGNED for VIA NET.WORKS, INC. by:

/s/ Fraser Park

Signature

Fraser Park

Name

CFO

Title

SIGNED for ACCENTURE LLP by:

/s/ James M. Ellis

Signature

James M. Ellis

Name

Partner

Title

Schedule 1

OPERATIONAL SERVICES, PROJECT SERVICES AND RETAINED
SERVICES

1

*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

PURCHASE TO PAY PROCESS
Purchase Requisition	Purchase Order	Receipt	Receive Invoice	Match Invoice	Resolve Discrepancy	Make Payment

Baseline Service Item		Responsibility						Country Applicability
		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

1	{*****}		VIA-MGMNT	As Required	Via Networks defines the {*****}	Accenture will administrate the Policy

1.1  Review and update {*****} as they relate to the Purchase to Pay processes
1.2  Identify any missing {*****} from the activity 1.1 above which are required to support the FSSC standard processes, and define and document them.
1.3  Include in policies a {*****} to allow them to be kept up to date in future

								Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****}, {*****} and {*****} of {*****}

2	Enter {*****} request		VIA-ALL	Daily	The requestor requires a {*****} and/or {*****}	The requester enters a {*****} into the system

2.1  Identify {*****} and {*****}, identify vendor according to {*****} and {*****}, either from {*****}, existing approved {*****} or by sourcing a new {*****}
2.2  Classify purchase as {*****} purchase, or Capex or other Opex, and identify as {*****}
2.3  Departmental “requestor” enters details of {*****}, including identification of new {*****} on system if appropriate (see activity 4 below), GL coding must be entered
2.4  Appropriate manager approves {*****} and {*****} request
2.5  Optionally, purchase requests may be used to manage {*****} or quotations from alternate suppliers

								Y	Y	Y	Y	Y	Y	Y	Y	Y

3	Create {*****}	Y		Daily	Accenture receives the {*****} on the {*****}	Accenture sends {*****} to approved {*****}

3.1  The {*****} is automatically generated or keyed into the system, {*****}
3.2  {*****} available to appropriate managers to authorise, or triggered from workflow
3.3  Subject to authority/approval levels, users {*****} as required
3.4  Requestor receives notification that {*****}
3.5  Requestor prints / despatches {*****} as required

								Y	Y	Y	Y	Y	Y	Y	Y	Y

4	Manage and check {*****}	Y		Daily	Accenture receives a fully {*****} and completed new {*****} form	Accenture will update and manage the {*****} in accordance with Via Networks requests

4.1  Local OpCos apply {*****} to select vendors for approval
4.2  Local OpCos complete {*****} form and get approved, then forward {*****} to FSSC
4.3  FSSC update {*****} with vendor, product and pricing details as required

								Y	Y	Y	Y	Y	Y	Y	Y	Y

2

*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

5	Receive {*****} and {*****}		VIA-ALL	Daily	{*****} are delivered by the vendor	The recipient or purchaser will enter {*****}

5.1  Ordered {*****} and {*****} are received by local OpCo
5.2  {*****} and {*****} are examined on receipt and matched with / compared to {*****}
5.3  Local OpCo indicates {*****} and {*****} as “received” on {*****} using {*****}
5.4  Identify under- or over-{*****}, partial {*****}, to amend PO or leave open as required

								Y	Y	Y	Y	Y	Y	Y	Y	Y

Receive Invoice (gather and compile data)

6	Receive invoices (in {*****})	Y		Daily	Invoices are sent to Accenture from supplier, or through the {*****} organisation	Accenture opens mail, date stamps, scans and distributes

6.1  Purchase Invoices received by {*****} sent to {*****} for processing
6.2  FSSC {*****} and {*****}
6.3  FSSC key in details of {*****} received into CODA-Procurement, including those that are {*****}
6.4  Identify {*****} as authorised or non-authorised
6.5  Un-authorised {*****} made available to appropriate managers for authorisation, preferably triggered by {*****}

								Y	Y	Y	Y	Y	Y	Y	Y	Y

7	Reject to {*****} that are incorrectly addressed or are missing PO references	Y		Daily	{*****} invoices	Invoice returned to {*****} with reason for {*****}	7.1 Log all {*****} received 7.2 Identify {*****} invoices 7.3 Return to {*****} with reason for {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

Matching {*****} with {*****}

8	Match invoice with {*****} on system	Y		Daily	{*****} and {*****} entered on {*****} system, Invoice logged	Match on the system	8.1 Match invoice, either using {*****} or manually matching {*****} to {*****}. If not matched, see {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

9	Prepare invoice coding for {*****}	Y		Daily	After {*****}	Check and prepare coding	9.1 Determine appropriate {*****} for {*****} 9.2 Enter appropriate coding on {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

10	Contact Requestor to resolve {*****}	Y		Daily	Invoice does NOT {*****} with {*****} and {*****} Data	Return to purchaser {*****} that do not {*****} + the reason for the {*****}	10.1 Where {*****} cannot be {*****}, contact the {*****} to explain and authorise the {*****} 10.2 Return the explanation and appropriate action to FSSC	Y	Y	Y	Y	Y	Y	Y	Y	Y

11	Obtain {*****} approval in case of {*****}		VIA-ALL	Daily		Follow up of {*****} that do not {*****}	11.1 Local OpCo ({*****} or {*****}) agrees {*****} of {*****} with {*****} / {*****} 11.2 Local OpCo notifies FSSC of outcome with {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

12	Complete information on unmatched {*****}	Y		Daily	Accenture receives data from {*****}	If not already completed, Accenture completes	12.1 Make alterations as required to match {*****} with {*****}, including amending {*****} on system, {*****}, raise , write-off, add freight, etc as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

13	Key {*****} into the AP System	Y		Daily	{*****} fully and correctly completed	Accenture accounts for invoice

13.1  Where Invoices have been keyed into {*****} (see step 6.3 above), post from {*****} directly into AP or In-tray as required
13.2  For other invoices not handled through , manually key {*****} into AP ledger

								Y	Y	Y	Y	Y	Y	Y	Y	Y

14	Update {*****} and {*****}	Y		Daily		Post data to {*****}	14.1 Update {*****} and {*****} as required.	Y	Y	Y	Y	Y	Y	Y	Y	Y

Check and Key {*****} without {*****}

15	Send the {*****} for approval to the {*****}	Y		Daily	{*****} is coded	Data is send to the Via Networks approver for {*****}

15.1  Identify {*****} that are not related to a {*****} on the system (Note:  in the initial months of the FSSC, most {*****} will fall into this category, being the result of legacy processes)
15.2  Identify OpCo and {*****} responsible
15.3  Forward copy of {*****} to responsible {*****} with request for {*****} (using {*****})

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

16	Obtain {*****} approval		VIA-MGMNT	Daily	Data is sent to company	Follow up list of {*****} for which {*****} is outstanding

16.1  VIA Manager  checks {*****} and approves for {*****} after performing {*****} ({*****} / {*****} received, properly authorised, payment due)
16.2  If recurring {*****}, ensure {*****} entered in system for future {*****} (status non-matchable)
16.3  Notify FSSC that {*****} OK to pay

								Y	Y	Y	Y	Y	Y	Y	Y	Y

17	Prepare the {*****} coding	Y		Daily	After receipt of the {*****}	Prepare {*****} coding based on {*****} and posting information provided by the business	17.1 prepare {*****} coding as instructed by local OpCo	Y	Y	Y	Y	Y	Y	Y	Y	Y

18	Key {*****} into the AP System	Y		Daily	When info complete	Accenture accounts for {*****}	18.1 Manually key {*****} into AP ledger	Y	Y	Y	Y	Y	Y	Y	Y	Y

Stop / Release {*****}

19	Block {*****} on Business Request	Y		Ad hoc	Via Networks request {*****} block	Accenture executes and follows {*****} process

19.1  FSSC produce {*****} predicting {*****} over next 30-60 days, and submit to OpCo.  List clearly identifies previously blocked or delayed {*****}.
19.2  Local management review {*****}, and indicate {*****} to be blocked, and previously blocked payments to be released.
19.3  Blocked {*****} list returned to FSSC.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

20	Release {*****}	Y		Ad hoc	Via Networks approves release	Accenture executes	20.1 FSSC receive cleared {*****}, including released previously blocked {*****}, and mark for {*****}.	Y	Y	Y	Y	Y	Y	Y	Y	Y

Make {*****}

	Generate {*****} by {*****}	Y		To schedule by country	{*****} are due	Execution of {*****} runs {*****}on due date or on date authorised by {*****} Execute {*****} on {*****}		Y	Y	Y	Y	Y	Y	Y	Y	Y

21	Select {*****} to be paid	Y		To schedule by country		{*****} due payment list produced	21.1 From {*****} schedule produced by activity 19.1, and {*****} by local management under activity 19.2, select {*****} to be paid in next payment run where {*****} is {*****}.	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

22	Approve the {*****} list	Y		To schedule by country		Authorised pay file	22.1 Check {*****} to determine if {*****} can be made, according to {*****} 22.2 Approve {*****} to be paid in next {*****} run	Y	Y	Y	Y	Y	Y	Y	Y	Y

23	Check the {*****} list	Y		To schedule by country	Authorised {*****} file	Payment schedule	23.1 Conduct final check of {*****} to be made against blocked {*****} list and {*****} 23.2 {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

24	Prepare the {*****}	Y		To schedule by country	Payment schedule		24.1 Prepare {*****} file for bank	Y	Y	Y	Y	Y	Y	Y	Y	Y

25	Send data to bank	Y		To schedule by country	Payment schedule		25.1 Send {*****} file to bank for action	Y	Y	Y	Y	Y	Y	Y	Y	Y

26	Send {*****} to {*****}	Y		To schedule by country	Payment schedule		26.1 Generate and print {*****} advice to {*****} 26.2 Despatch {*****} advise to {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

	Generate {*****} by {*****}			To schedule by country	{*****} are due	Execution of payment runs {*****} at due date Execute urgent payments on demand		Y	Y	Y	Y	Y	Y	Y	Y	Y

27	Select {*****} to be {*****}	Y		To schedule by country		Invoice due payment list produced	27.1 From {*****} produced by activity 19.1, and {*****} by local management under activity 19.2, select {*****} to be paid in next {*****} run where {*****} is {*****}.	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

28	Approve the {*****}	Y		To schedule by country		Authorised pay file	28.1 Check {*****} to determine if {*****} can be made, according to defined criteria 28.2 Approve {*****} to be paid in next {*****} run	Y	Y	Y	Y	Y	Y	Y	Y	Y

29	Check the {*****}	Y		To schedule by country	Authorised pay file	Payment schedule	29.1 Conduct final check of {*****} to be made against blocked {*****} list and {*****} 29.2 {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

30	Print {*****}	Y		To schedule by country	Payment schedule		30.1 Generate and {*****} automatic {*****} to be sent to {*****} 30.2 Generate and print {*****} and collate with {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

31	Prepare {*****}	Y		To schedule by country	Payment schedule		31.1 Write {*****} to be sent to {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

32	Key manual {*****} in the {*****}	Y		To schedule by country	Payment schedule		32.1 Input details of {*****} into system 32.2 Generate and print {*****} and collate with {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

33	Arrange {*****}	Y		To schedule by country	{*****}		33.1 Group manual and automatic {*****} and collate with {*****} 33.2 Check and sign {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility							Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities		France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

34	Send {*****} to {*****}	Y		To schedule by country			34.1 Despatch {*****} with {*****} to {*****} 34.2 Update Accounts Payable and General Ledgers		Y	Y	Y	Y	Y	Y	Y	Y	Y

35	Validate {*****}	Y		To schedule by country	Supplier announces {*****}	Accenture checks and approves the payment

35.1  Check for changes to {*****}, {*****} (alterations, additions, cancellations)
35.2  Receive notification of {*****} or {*****} from banks
35.3  Match {*****} and {*****} payments against AP Ledger and {*****} on {*****}

								)	Y	Y	Y	Y	Y	Y	Y	Y	Y

	Manage {*****} payments								Y	Y	Y	Y	Y	Y	Y	Y	Y

36	At period end, produce a {*****} from company	Y		Monthly	Document produced for affiliate delivering {*****} services		36.1 Identify and list {*****} ({*****} to {*****} on {*****}) 36.2 Produce {*****} breakdown of {*****} purchases		Y	Y	Y	Y	Y	Y	Y	Y	Y

37	Reconcile this {*****} with AP Balance	Y		Monthly	Document received	Check and Reconcile with AP Balance	37.1 Reconcile {*****} breakdown with AP balance		Y	Y	Y	Y	Y	Y	Y	Y	Y

38	Request missing {*****}	Y		Monthly	No Reconciliation	Request missing invoices	38.1 Request / collect missing {*****} 38.2 Identify non-Invoice {*****}		Y	Y	Y	Y	Y	Y	Y	Y	Y

39	Accrue for missing {*****} in the system	Y		Monthly	No Reconciliation	Account for missing invoices	39.1 {*****} for missing {*****}		Y	Y	Y	Y	Y	Y	Y	Y	Y

40	Determine {*****} differences	Y		Monthly		Calculate and account for exchange differences	40.1 Calculate {*****} differences for {*****} charges		Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility							Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities		France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

41	Check and send {*****} to corporate finance team	Y		Monthly		Document and send to corporate finance	41.1 produce consolidated report for {*****} and send to corporate finace team		Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****}

42	Determine {*****}		VIA-FIN	Monthly

Note that most {*****} are generated when the {*****} are receipted in the system. The business has to provide a list of {*****} for {*****} and {*****} received without {*****} and for which the {*****}has not yet arrived

						{*****} report	42.1 Identify {*****} and {*****} received without {*****} in the procurement system 42.2 Inform FSSC of {*****} to be made in systems		Y	Y	Y	Y	Y	Y	Y	Y	Y

43	Post {*****} to G/L	Y		Monthly	List of {*****} provided by Via Networks	Account and Post list	43.1 Receive list of {*****} and {*****} received by OpCo 43.2 Run period end {*****} routine in CODA-Procurement / CODA-Financials 43.3 Enter details of non-PO receipt {*****} supplied by OpCos		Y	Y	Y	Y	Y	Y	Y	Y	Y

Others

44	Manage {*****} dispute		VIA-FIN VIA-COM	Ad hoc			44.1 FSSC notify VIA-Finance of {*****} disputes 44.2 VIA-Finance or Commercial contact {*****} to resolve dispute 44.3 Inform FSSC of resolution and follow-up actions		Y	Y	Y	Y	Y	Y	Y	Y	Y

45	Answer {*****} regarding payments	Y		Ad hoc	Vendor inquiry	Inquiry resolution	45.1 Receive {*****} relating to payments 45.2 Log, categorise and resolve enquiry 45.3 Document results		Y	Y	Y	Y	Y	Y	Y	Y	Y

46	Research and recover {*****} and {*****}	Y		Monthly	Notification of {*****}	Create debit note	46.1 Recognise {*****}, from {*****}notification or from analysis of AP Ledger 46.2 Recover {*****} payments		Y	Y	Y	Y	Y	Y	Y	Y	Y

47	Manage {*****}	Y		Ad hoc	Properly authorised and completed request	Accenture will execute and keep track of {*****}	47.1 Make {*****} as directed by VIA OpCo (properly authorised 47.2 Record all {*****} and account appropriately	)	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

48	Manage {*****}		VIA-FIN	Ad hoc	{*****} request		48.1 Issue {*****} as required 48.2 Retain {*****} vouchers 48.3 Reconcile {*****} vouchers to float, and top-up as necessary 48.4 Issue cheque for cash to top up {*****} 48.5 Expense {*****} vouchers	Y	Y	Y	Y	Y	Y	Y	Y	Y

49	Arrange {*****} Facilities		VIA-FIN	Ad hoc	Authorised {*****} request		49.1 OpCo manage {*****} for each location 49.2 Periodically review and agree changes to {*****} in each location	Y	Y	Y	Y	Y	Y	Y	Y	Y

50	Appoint agencies for {*****} recovery		VIA-FIN	As Required

50.1  Select and appoint local agencies as necessary for {*****} recovery
50.2  Where a local agency is not to be used for {*****} recovery, define recovery rules and parameters in line with local legislation

								Y	Y	Y	Y	Y	Y	Y	Y	Y

51	Manage {*****} recovery	Y		Monthly	{*****} reports	Recovery reports by country	51.1 Apply rules to recover {*****} 51.2 Compile and produce {*****} recovery reports and files for each country	Y	Y	Y	Y	Y	Y	Y	Y	Y

52	Reconciliation {*****} to {*****}	Y		Monthly	According to Accounting Principles	Reconciliation Report	51.1 Investigate any reconciling items 51.2 Review aging profile of outstanding {*****} balances	Y	Y	Y	Y	Y	Y	Y	Y	Y

53	Reconciliation of {*****} against the {*****}	Y		Monthly	According to Accounting Principles	Reconciliation Report	52.1 Reconcile all {*****} to {*****} based on coding 52.2 Produce {*****} reconciliation report	Y	Y	Y	Y	Y	Y	Y	Y	Y

54	Reconciliation of {*****} statements	Y		Ad hoc	As requested by the business		53.1 Reconcile every statement received 53.2 Quaterly, reconcile top 20 {*****} by {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

55	Determine and book realised / unrealised {*****} and {*****}	Y		Monthly	According to {*****} Rules	Calculate and Book	??	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

56	File and archive	Y		Monthly	The Business asks to archive	Accenture Files and Archives data and documents	56.1 File and archive all {*****} related documentation	Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****} and {*****}

57	Develop & Communicate {*****} policy		VIA-MNGMNT	As Required		Via Networks develops and communicates the {*****} policy	57.1 Review, update and agree {*****} policy 57.2 Publish agreed {*****} policies	Y	Y	Y	Y	Y	Y	Y	Y	Y

58	Set-up and maintain {*****} in system	Y		Ad Hoc	Identification of a “Traveller”	Creation and maintenance of the Employee account in the Finance system	58.1 For all new employees, or changing employee circumstances, set up or update employee accounts in system	Y	Y	Y	Y	Y	Y	Y	Y	Y

59	Manage updates of {*****} rates	Y		As Required	Updates from country and from Via Networks	Update rate schedules	59.1 Maintain {*****} and {*****} tables in system I.a.w. policy revisions	Y	Y	Y	Y	Y	Y	Y	Y	Y

60	Posting {*****} data to {*****}	Y		Weekly			60.1 Post {*****} data to {*****}, using {*****} coding where corporate {*****} are charged to country operation	Y	Y	Y	Y	Y	Y	Y	Y	Y

61	Handle and Follow-up {*****} cards	Y		Weekly	The “Traveller” formulates a demand	Accenture manages the relationship with the {*****} and handles all administration	61.1 Reconcile company {*****} against {*****} claims and invoices 61.2 Identify issues and resolve	Y	Y	Y	Y	Y	Y	Y	Y	Y

62	Manage {*****}	Y		As Required	Advance Request	Accenture checks the request, transfers the money and accounts for the transaction	62.1 Receive requests for advances of {*****} expenditure 62.2 Check request for approval authority 62.3 Pay {*****} 62.4 Account for {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

63	Prepare and approve {*****} report		VIA-ALL	Ad Hoc	The “Traveller” prepares his {*****}	The “Traveller” seeks approval of his {*****} report	63.1 Complete {*****} expense claim 63.2 Expense claims authorised by appropriate manager 63.3 Forward authorised expense claim to VIA-FIN	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

64	Ensure compliance with {*****} rules		VIA-FIN	Ad Hoc	The “Traveller” sends his {*****}	Accenture collects the report and checks {*****}	64.1 Receive authorised {*****} claims 64.2 Code expense claim line items I.a.w. policies 64.3 Caculate applicable tax	Y	Y	Y	Y	Y	Y	Y	Y	Y

65	Collect {*****} reports	Y		Ad Hoc	The “Traveller” sends his {*****}	Accenture collects the report and checks {*****}	65.1 Receive authorised, coded {*****} report	Y	Y	Y	Y	Y	Y	Y	Y	Y

66	Control {*****} reports	Y		Ad Hoc	{*****} is collected	Accenture reconciles the {*****} with the {*****} and asks through the local finance dept for missing documents	66.1 Check report against {*****} 66.2 Recover missing {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

67	Reimburse {*****}	Y		Ad Hoc	{*****} is checked	Accenture enters the data in the system and {*****} to the bank	67.1 Settle {*****} through {*****} or direct to employees bank account I.a.w. policy	Y	Y	Y	Y	Y	Y	Y	Y	Y

68	Archive {*****} reports and {*****}	Y		Ad Hoc		{*****} reports are {*****} locally	68.1 Archive and file	Y	Y	Y	Y	Y	Y	Y	Y	Y

69	Create & produce {*****} and {*****}	Y		Monthly		Accenture creates {*****} and {*****}	69.1 Generate and distribute standard reports	Y	Y	Y	Y	Y	Y	Y	Y	Y

70	Answer queries	Y		Ad Hoc	The Business ask for particular report and Queries	Accenture will provide a {*****} to answer to specific demands	70.1 Handle enquiries 70.2 Generate ad hoc reports as requested	Y	Y	Y	Y	Y	Y	Y	Y	Y

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ORDER TO CASH PROCESS
Raise Order (Sales Process - out-of-scope)	Receive and Capture Order (OM process)	Provision Order (out-of-scope)	Raise Invoice	Receive and Allocate Payments	Resolve Issues / Other Administration

		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

Set Policies and Procedures

1	Define company policies and procedures including {*****} policies		VIA-Mgmnt	As Required	Via Networks defines the company policies and procedures	Accenture will administrate the Policy

1.1  Review and {*****} Policies Manual and {*****} as they relate to the Order to Cash processes
1.2  Identify any missing Policies from the activity 1.1 above which are required to support the FSSC standard processes, and define and document them.
1.3  Include in policies a {*****} and configuration mechanism to allow them to be kept up to date in future

								Y	Y	Y	Y	Y	Y	Y	Y	Y

Raise order (Sales Process - out-of-scope)

2	Receive {*****}		VIA-Sales	Daily	Customer send {*****}	Sales process (out-of-scope) kicks in and {*****}

2.1  Receive, validate {*****} against {*****} if {*****}.  If non-standard, conduct a {*****} review to determine if we can {*****} the {*****}, and whether we want to do the {*****}
2.2  Discuss {*****} if necessary
2.3  Check {*****} for services ordered
2.4  Log prospect on {*****} if not already logged, and assess probability of closure

								Y	Y	Y	Y	Y	Y	Y	Y	Y

3	Determine appropriate {*****}		VIA-PM	Daily	customer service representative access product catalogue and price list		3.1 Apply local rules to determine applicable {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

4	Approve special {*****}		VIA-PM VIA-Bill	Daily	Special {*****} are agreed by Sales and authorised as appropriate by the country MD	Authorised sales order form ready to send to customer

4.1 Apply any {*****}
4.2 obtain and document appropriate authority, after calculating {*****} if required)
4.3 include full {*****} details in completed order form prior to sending to customer for signature.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

5	Check {*****} status {*****} (produce {*****} report)	Y	VIA-Sales	Ad-hoc	Global Finance Policies and local rules for {*****} checking	Updated {*****} for new or existing customer

5.1 In accordance with the {*****} Finance Policy, VIA local management select new customers and appropriate existing customers to do one of the following:· Obtain and review {*****}, OR· Obtain and review a minimum of {*****}, OR· Perform a {*****}
5.2  For the latter {*****}, request a {*****} report from FSSC using the ticketing system
5.3  FSSC perform {*****} and deliver results to Local management
5.2  File and maintain {*****} for all customers who have had {*****} performed.
5.3  For existing {*****}, confirm {*****} is not “stopped” or “blocked” on CRM system.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

6	Review {*****} position		VIA-Mgmnt	Daily	Updated {*****} for new or existing customer	Via Networks will validate Via Networks Criteria and the {*****}. Via Networks decides “{*****}”	6.1 Company Managers are responsible for reviewing the output of activities 5.1, 5.2 and 5.3 and deciding to {*****} or not. 6.2 Document decisions and file	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

7	Create {*****}		VIA-Sales	Daily		customer service representative manages sales orders or Self care channel manages order	7.1 Finally check all details of completed {*****} and {*****} form 7.2 Print / despatch completed {*****} to {*****} 7.3 The documents comprising the completed {*****} MUST include {*****}, etc.	Y	Y	Y	Y	Y	Y	Y	Y	Y

Receive and {*****}

8	Process {*****}		VIA-Ops	Daily	{*****} returns signed {*****}, or {*****} and/or {*****} demand for {*****}	New {*****} or {*****} requests are handled by the {*****} and/or {*****}

8.1  However received, new {*****} are checked for {*****} (other documentation often required such as {*****}), existing or new customer.
8.2  Enter {*****} details into provisioning systems, update {*****}
8.3  If new customer, create new {*****} as required.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****} Order (out of scope)

9	Fulfil {*****} / dispatch {*****}		VIA-Ops	Daily		Provisioning enables the services

9.1 provision the {*****} (Country specific)
9.2 notify billing when provisioned and billing can commence
NOTE:  for {*****}, some {*****} (e.g. {*****}  router), whilst others may take {*****} (e.g. {*****}).  At what point do we {*****}?  Do we {*****}?  Is it at the {*****}?

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

Raise {*****}

10	Resolution of {*****} issues and ongoing {*****}		VIA-Bill	Billing cycles to country schedule	Customer care/ billing {*****} Product catalogue error log	Document resolution and inform customer care, sales or operations as appropriate

10.1 On an on-going basis, conduct {*****}, including reconciliation between {*****}, etc.
10.2 Produce {*****} report
10.3 Analyse and produce and document resolutions
10.4 Inform appropriate departments of actions for resolution of issues
10.5 Resolve issues and inform FSSC

								Y	Y	Y	Y	Y	Y	Y	Y	Y

11	Produce {*****} schedule		VIA-Bill	Billing cycles to country schedule	Mediation control reports	Validated check list	11.1 Import usage data to billing system if applicable 11.2 Run {*****} i.a.w. country schedules	Y	Y	Y	Y	Y	Y	Y	Y	Y

12	Random {*****} to validate {*****} and other random events		VIA-Bill	Billing cycles to country schedule	Mediation control reports	Validated check list

12.1  Validate {*****} by performing {*****}, including {*****} validation of {*****}
12.2  Specific {*****} need to be performed to validate {*****}, I.e. check {*****} to ensure {*****}, check {*****} is accurate, check {*****} service i.a.w. T&Cs
12.2  Document results of {*****} run and checks / controls performed

								Y	Y	Y	Y	Y	Y	Y	Y	Y

13	Investigate discrepancies and rectify with Via Networks		VIA-Bill	Billing cycles to country schedule	Discrepancies identified	Document resolution and inform customer care, sales or operations as appropriate	13.1 Highlight discrepancies and report to Country managers 13.2 Receive confirmation of resolution, or add to suspension list	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

14	Produce {*****} schedule		VIA-Bill	Billing cycles to country schedule		Wholesale/Resseller schedule Via Networks schedule	14.1 Run {*****} run	Y	Y	Y	Y	Y	Y	Y	Y	Y

15a	Generate {*****} customers		VIA-Bill	Billing cycles to country schedule			15a.1 Produce interim report and validate for customers with {*****} run) 15a.2Update billing history on other systems as required 15a.3 Update customer accounts on CODA

15b	Generate reports and {*****}	Y	VIA-Fin	Billing cycles to country schedule	{*****} to be defined on a country basis		15b.1 Generate reports and {*****} customers 15b.2 Send {*****} reports for {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

16	Validate {*****} report	Y		Billing cycles to country schedule	{*****} report	Document resolution and forward to Accenture or Via as appropriate

16.1 check {*****} reports or {*****} reports for {*****}
16.2 if {*****}, resubmit {*****} and check again for {*****}
16.3 produce list of {*****}
16.4 update CODA and other systems for received {*****}

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

17	For {*****} database	Y		Billing cycles to country schedule			17.1 update database and other systems, including CODA, to show {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

18	Send customer notification for {*****}	Y		Billing cycles to country schedule	{*****} policy

18.1 Generate “{*****}” letters i.a.w. Policy (to be defined) to customer requesting {*****}
18.2 Despatch {*****} letters to customers
18.3 Receive customer responses to first {*****} letter, or {*****} and continue to second reminder
18.4 If necessary, generate and despatch second {*****} and {*****}
18.5 Receive customer responses to second {*****}, or {*****} and move on to {*****}

								Y	Y	Y	Y	Y	Y	Y	Y	Y

19	Update details as per customer response	Y		Billing cycles to country schedule			19.1 update customer records i.a.w. response from customer 19.2 process new {*****} as required using new details 19.3 ensure new {*****} to show {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

20	Recommend {*****} if applicable	Y	VIA-Sales	Billing cycles to country schedule		Notification to Via Networks customer service representative

20.1 In event of no response to first and second {*****}, or if second {*****}, trigger {*****} as required, and i.a.w. country policies, after notifying {*****}
20.2 Update systems as required
20.3 Annotate {*****} accordingly
20.4 put customer account od “{*****}” to prevent {*****} until resolved

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

21	Maintain standard {*****} data, {*****} data		VIA-Bill	As Required	Data updates from Via Networks operations, sales or customer service representatives	Updated database	21.1 Maintain local {*****}, updating as required for new {*****}, etc. 21.2 Implement local {*****} changes in Billing System 21.3 Define policy for implementing {*****} at {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

22	Create {*****} run		VIA-Bill	Billing cycles to country schedule		Create {*****}

22.1  print {*****} for {*****} and {*****}
22.2  filter out any {*****} list customers to avoid sending {*****} as required
22.3  generate any required {*****} as notified by VIA management
22.4  stuff bill envelopes and add postage, using most cost effective mechanism for delivery

								Y	Y	Y	Y	Y	Y	Y	Y	Y

23	Send {*****}		VIA-Bill	Billing cycles to country schedule	Documents are raised	Documents are sent by local Via Networks Admin team	23.1 Despatch {*****} as appropriate	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

24	Calculate {*****}		VIA-Fin VIA-Bill	Billing cycles to country schedule	Local country exceptional requirements to be determined		24.1 Local OpCos produce {*****} schedule for {*****}, and forward to VIA-Billing 24.2 VIA-Billing inputs {*****} information on Billing System	Y	Y	Y	Y	Y	Y	Y	Y	Y

25	Generate and send {*****}		VIA-Bill	Daily	{*****} request from business	{*****} are sent to customer	25.1 Generate and print {*****} 25.2 Stuff envelopes and add postage 25.3 Despatch {*****} to customers as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

27	Reconcile {*****} with {*****}	Y		Weekly	Accenture receives sales {*****}	Accenture will check and post documents against {*****}

27.1  Import Billing details from billing system to CODA
27.2  Validate data transfer is correct and complete
27.3  Post documents to {*****} accounts on CODA
27.4  Sign-off Billing and communicate to Finance {*****} is closed

								Y	Y	Y	Y	Y	Y	Y	Y	Y

28	Input of {*****}	Y	VIA-Fin	As Required	Accenture receives {*****} and credit notes (NOT booked NOTE: Credit Note policy to be defined)	Accenture will account for documents raised manually	28.1 VIA Finance generate list of {*****} to be applied and forward to FSSC 28.2 FSSC input {*****} to billing systems, generate and despatch {*****} to customers	Y	Y	Y	Y	Y	Y	Y	Y	Y

29	Apply {*****} with {*****}	Y		Daily	A {*****} must match against an {*****}		29.1 Import {*****} details from Billing System to CODA, match to {*****} and post to customer account	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

Receive and Allocate {*****}

Manual {*****}

30	Receive document and send {*****}		VIA-Fin	As Required	{*****} can arrive directly in Accenture, within the company or Via Networks {*****}	Via Networks sends {*****} with copy to Accenture	30.1 Receive {*****}, copy and {*****} take original to {*****} 30.2 Send copy of {*****} to FSSC 30.3 {*****} received direct by FSSC will be sent to bank	Y	Y	Y	Y	Y	Y	Y	Y	Y

31	Match and post {*****} accounts	Y		Daily	Accenture receives {*****} from the {*****} and/or company	{*****} Allocated & booked	31.1 Match {*****} to {*****} and post to customer account 31.2 Update {*****} information in PRISM	Y	Y	Y	Y	Y	Y	Y	Y	Y

32	Lodge {*****}	Y		As Required	{*****} forms	{*****} receipt	32.1 For {*****} received direct by FSSC, {*****} with {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

33	Update {*****}	Y		Daily	{*****} have to be posted	{*****} Posted	33.1 Post {*****} and update {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

	Generate and Receive {*****}							Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

35	Receive {*****} and information from the {*****}	Y		To billing schedule	The {*****} sends data through the {*****} system	Accenture collects data from the {*****}	35.1 Collect {*****} information from the local {*****} 35.2 match to declined {*****} list to identify errors	Y	Y	Y	Y	Y	Y	Y	Y	Y

36	Receive information from the customer	Y	VIA-Fin	To billing schedule	The Customer will send additional information to Via Netrworks. Via Networks transfers this info to Accenture	{*****} Advices Allocated	36.1 Local OpCo receive additional information from customer 36.2 Collate information and send to FSSC 36.3 FSSC posts as appropriate to customer ledger.	Y	Y	Y	Y	Y	Y	Y	Y	Y

37	Match and post {*****} accounts	Y		Daily	{*****} are allocated	{*****} Booked	37.1 Match {*****} received to {*****} ledger and book {*****} 37.2 Update {*****} history on PRISM	Y	Y	Y	Y	Y	Y	Y	Y	Y

38	Update {*****}	Y		Daily		{*****} Posted	38.1 Post {*****} and {*****} 38.2 Update {*****} history on PRISM	Y	Y	Y	Y	Y	Y	Y	Y	Y

Resolve Issues / Other Administration

Unmatched {*****}

39	Transfer data to dedicated persons and active follow-up of response and actions	Y		As Required	In some cases Customers will not make full or correct {*****} (e.g. deduction of {*****}, etc.) Or customers make unannounced {*****})	Accenture will inform Via Networks of unmatched {*****} and will ask for additional info.	39.1 Run un-matched {*****} report to identify unmatched {*****} 39.2 Request further information / resolution from local OpCo staff, using “Ticketing system” to log request	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

40	Solve issue and send answers to Accenture		VIA-Fin VIA-CS	As Required	Via Networks receives an inquiry from Accenture	Via Networks answers ASAP	See Issue Resolution	Y	Y	Y	Y	Y	Y	Y	Y	Y

	{*****} Issues							Y	Y	Y	Y	Y	Y	Y	Y	Y

41	Identify reason for {*****}	Y		As Required	{*****} issues identified	{*****} issues documented

41.1  Identify {*****} from {*****} list, or as a result of {*****} through the Customer Services desks
41.2  Investigate issues (review notes on customer account in CODA) and call client contact if required
41.3  Document results of investigation

								Y	Y	Y	Y	Y	Y	Y	Y	Y

42	Contact relevant “resolver” within Via Networks with suggested resolution plan	Y		As Required	Suggested resolution plan		42.1 Propose a resolution strategy 42.2 identify appropriate resolver within local VIA company 42.3 Raise trouble ticket to trigger resolution	Y	Y	Y	Y	Y	Y	Y	Y	Y

43	Approve Resolution Plan		VIA-All	As Required		Agreed resolution plan	43.1 Review suggested resolution plan 43.2 Approve resolution plan	Y	Y	Y	Y	Y	Y	Y	Y	Y

44	Chase outstanding approvals	Y		As Required	Outstanding approvals report		44.1 Monitor outstanding {*****} resolution tickets and chase as required for approval 44.2 Escalate as required according to policy rules	Y	Y	Y	Y	Y	Y	Y	Y	Y

45	Action approved plan	Y		As Required	Agreed resolution plan		45.1 Action approved resolution plans 45.2 Update tickets as required during resolution 45.3 Close ticket after completing resolution plan 45.4 Update systems after resolution ({*****})	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

Process {*****} and Issue {*****}

46	Process {*****} and issue {*****}		VIA-Fin	As Required	Via Networks will address the issue and communicate and/or send {*****} and/or {*****}	Accenture will account for these {*****}	46.1 Communicate with customers as required, and agree resolution 46.2 Local OpCo authorises {*****} I.a.w. local and {*****} Policy 46.3 Local OpCo communicates credit notes and adjustments to FSSC	Y	Y	Y	Y	Y	Y	Y	Y	Y

47	Account for the {*****}	Y		As Required			47.1 FSSC generate, print and despatch {*****} 47.2 FSSC post {*****} and {*****} to customer ledger	Y	Y	Y	Y	Y	Y	Y	Y	Y

	Manage {*****}							Y	Y	Y	Y	Y	Y	Y	Y	Y

48	At period end, produce a {*****} breakdown by affiliate	Y		Monthly	Accenture will produce {*****} from affiliates	Accenture analyse {*****} and manage {*****}	48.1 Complete full reconciliation of {*****} between each entity and corporate, and each entity with each other	Y	Y	Y	Y	Y	Y	Y	Y	Y

49	Send balances to corporate finance	Y		Monthly		Accenture will send balances to the corporate finance team	49.1 Send balance confirmation to each entity 49.2 Local entity identifies and reports any discrepencies 49.3 Resolve disputes or issues (see step 51)	Y	Y	Y	Y	Y	Y	Y	Y	Y

50	Process and apply {*****} to {*****} receivables	Y		Monthly		Accenture will process and apply {*****}	50.1 After reconciliation and confirmation, corporate makes {*****} to {*****} to the whole value of the receivable account 50.2 Manage transfers {*****} as required.	Y	Y	Y	Y	Y	Y	Y	Y	Y

51	Manage Disputes process as per Issue Resolution	Y		As Required	Disputes can arise {*****}	Accenture will manage the “accounting” side of the dispute	51.1 On an ad-hoc basis, manage disputes and arbitrate as necessary for {*****} 51.2 Document and archive disputes and resolutions for future reference.	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

	Prepare and make {*****} to {*****}							Y	Y	Y	Y	Y	Y	Y	Y	Y

52	Prepare and send list of customers with {*****}	Y		Weekly	Some customer accounts show {*****}	Accenture will provide a report of the {*****} and send them to Via Networks for decision	52.1 Run report to generate list of {*****} with {*****} 52.2 Investigate {*****} to determine cause 52.3 Send list of {*****} with {*****} to local OpCo	Y	Y	Y	Y	Y	Y	Y	Y	Y

53	Decide on a {*****} of the {*****}		VIA-Fin	Weekly	Via Networks receives the report	Via Networks will decide on a {*****} and communicate its decision to Accenture	53.1 Analyse reasons for {*****} 53.2 Decide on course of action in each case ({*****}, ignore, other) 53.3 Advise FSSC on action to be taken	Y	Y	Y	Y	Y	Y	Y	Y	Y

54	Prepare and send payment to the {*****}	Y		Weekly	Via Networks makes decision on refund	Accenture will prepare the refund

54.1  Receive instructions for course of action from local OpCo
54.2  Process refunds as instructed and post to customer ledger
54.3  Document action taken in CODA
54.4  Adjustments and Credit Notes to be done in PRISM

								Y	Y	Y	Y	Y	Y	Y	Y	Y

55	Inform customer	Y		Weekly		Accenture will inform the originator	55.1 Generate {*****} advise and covering letter for {*****} where necessary 55.2 Print and despatch advise note to customer	Y	Y	Y	Y	Y	Y	Y	Y	Y

	Others							Y	Y	Y	Y	Y	Y	Y	Y	Y

56	Produce Reports and answer Queries	Y		As Required	The {*****} ask for a particular report and raises Queries	Accenture will provide a helpdesk to answer specific demands

56.1  Generate and make available standard reports for OpCos i.a.w. reporting schedule
56.2  On request from local OpCo, generate and make available ad-hoc reports
56.3  Manage helpdesk, including logging all queries in a trouble ticketing system
56.4  Manage {*****} process, logging requests for enhancements, prioritising requests in conjunction with VIA Management, and implementing enhancements as agreed

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

57	Reports for Management Review	Y		As Required	The Customer and/or Business ask for a particular report and raises Queries	Accenture will provide a helpdesk to answer specific demands

57.1  Generate and distribute standard reports for VIA Corporate Management Review I.a.w. standard reporting schedule
57.2  On request by Corporate Management, Internal Audit, or External Audit, generate and make available ad-hoc reports as required

								Y	Y	Y	Y	Y	Y	Y	Y	Y

58	File and archive	Y		Monthly	Via Networks requests documents to be archived	Accenture will File and Archive data and documents	58.1 File and archive OpCo and Corporate reports	Y	Y	Y	Y	Y	Y	Y	Y	Y

59	Determine and book {*****}	Y		Monthly	According to Via Networks Rules	Calculate and Book	???	Y	Y	Y	Y	Y	Y	Y	Y	Y

60	Reconciliation {*****}	Y		Monthly		Reconciliation Report		Y	Y	Y	Y	Y	Y	Y	Y	Y

61	Reconciliation between {*****}	Y		Monthly	According to Accounting Principles	Reconciliation Report	61.1 Compare balance on {*****} to {*****} account 61.2 List and investigate differences 61.3 Process journal entries if required	Y	Y	Y	Y	Y	Y	Y	Y	Y

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ORDER TO CASH PROCESS - CREDIT & COLLECTION MANAGEMENT

New Customer	Maintain Customer Data	Manage Collection Process

		Responsibility			Dependencies		Steps and Activities	Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs		France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

62	Establish and update {*****} Policy		VIA-FIN	As Required	Via Networks establishs the {*****} policy	Via Networks will administrate the Policy

62.1  Review and update {*****} Policies Manual and {*****} as they relate to the Order to Cash processes
62.2  Identify any missing Policies from the activity 1.1 above which are required to support the FSSC standard processes, and define and document them.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

63	Receive {*****} enquiry		VIA CS VIA-FIN VIA-Bill	Daily	A {*****} contacts Via Networks with a {*****} query	Via Networks will activate the policy

63.1  Receive, log and categorise {*****} enquiry
63.2 Discuss enquiry with {*****} if necessary
63.3  Check PRISM for information
63.4  Resolve issue if possible, if not, escalate to 2nd Line {*****} for resolution

								Y	Y	Y	Y	Y	Y	Y	Y	Y

64

65

66

67	Maintain and update {*****} file {*****}	Y		Daily	Via Networks communicates the decision to Accenture	Accenture updates the {*****} file	67.1 VIA notifies FSSC of {*****} decisions for new and existing {*****} 67.2 FSSC updates {*****} status of {*****} on systems	Y	Y	Y	Y	Y	Y	Y	Y	Y

68	Produce {*****} Reports (updates for existing {*****})	Y		Daily	Via Networks asks for a {*****} report	Accenture will deliver the report based on an agreed format

68.1  Examine {*****} history of existing {*****}
68.2 Assess {*****} regularly based on {*****} history and exposure to {*****} (to an agreed business rules matrix)
68.3 Update {*****} status on systems as a result, blocking accounts as required

								Y	Y	Y	Y	Y	Y	Y	Y	Y

Manage Collection Process

69	Establish {*****} Policies		VIA-FIN	As Required	Via Networks establishes a {*****} policy	Accenture will administrate the Policy	69.1 Define, agree and document a standard {*****} policy. {*****} policy must include standard conditions for sending {*****}, etc. 69.2 Communicate the agreed {*****} policy to Accenture	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

70	Identify reason for {*****}	Y		Daily	Non {*****} issues identified	{*****} issues documented

70.1  Recognise {*****} from {*****} reports and receipts matching activities
70.2  Produce report of {*****}
70.3  Contact customer to determine reason for {*****}
70.4  Document reason for {*****}
70.5  Define and documment a suggested resolution plan on report

								Y	Y	Y	Y	Y	Y	Y	Y	Y

71	Contact relevant "resolver" within Via Networks with suggested resolution plan	Y		Daily	Suggested resolution plan

71.1  FSSC contacts appropriate resolver in VIA to discuss and agree resolution plan
71.2  Appropriate resolver will be identified by reference to business rules matrix based on importance / value of {*****}, etc.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

72	Approve Resolution Plan		VIA-MGMNT	Daily		Agreed resolution plan	72.1 VIA resolver authorises agreed resolution plan	Y	Y	Y	Y	Y	Y	Y	Y	Y

73	Chase outstanding approvals	Y		Daily	Outstanding approvals report		73.1 FSSC monitor progress on approvals 73.2 FSSC chase overdue approvals	Y	Y	Y	Y	Y	Y	Y	Y	Y

74	Action approved plan	Y		Daily	Agreed resolution plan		74.1 FSSC action approved plans 74.2 FSSC document actions and results 74.3 Report metrics of action effectiveness	Y	Y	Y	Y	Y	Y	Y	Y	Y

75	Produce {*****} Report	Y		Weekly		Accenture will issue reports on a agreed format and communicate them to Via Networks	75.1 Daily review of {*****} aged {*****} 75.2 Extract {*****} information to Excel, reformat data as required to facilitate {*****} process 75.3	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Steps and Activitie	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
76	Send {*****} (before and/or after due date)	Y		Monthly	Policy defining {*****} and {*****} for each segment	Based on the Collection Policy, Accenture will issue and send {*****} Statements

76.1  Identify {*****} to be sent statements from activity 75 and I.a.w. the agreed {*****} policy
76.2  De-dupe statements list against current {*****} list
76.3  Print statements
76.4  Validate statements for accuracy  ({*****} initially, reducing to sample once billing accuracy verified)
76.5  Despatch statements
76.6  Deal with {*****} resulting from receipt of statements (expect {*****} as a guide)
76.7  Action resolutions, update systems and {*****} list, document results

								Y	Y	Y	Y	Y	Y	Y	Y	Y

77	{*****}	Y		Monthly	Policy defining {*****} and {*****} segmentation and {*****} for each segment When overdue, the {*****} will receive {*****} I.a.w. the policy	According to the {*****} Policy, Accenture will send {*****}

77.1  Identify {*****} to be sent {*****} from activity 75 and I.a.w. the agreed {*****} policy
77.2  De-dupe {*****} list against current {*****} list
77.3  Print {*****}
77.4  Validate {*****} for accuracy  ({*****} initially, reducing to sample once billing accuracy verified)
77.5  Despatch {*****}
77.6  Deal with {*****} resulting from receipt of {*****} (expect {*****} as a guide
77.7  Action resolutions, update systems and {*****} list, document results

								Y	Y	Y	Y	Y	Y	Y	Y	Y

78	{*****}	Y		Weekly	Policy defining {*****} segmentation and {*****} strategy for each segment The {*****} has passed	Via Networks Collects, Accenture prepares the documents

78.1  Identify {*****} to be sent {*****} from activity 75, 76 and I.a.w. the agreed {*****} policy
78.2  De-dupe {*****} list against current {*****} list
78.3  Print {*****}
78.4  Validate {*****} for accuracy  ({*****} initially, reducing to sample once billing accuracy verified)
78.5  Despatch {*****}
78.6  Deal with {*****} resulting from receipt of {*****} (expect {*****} as a guide)
78.7  Action resolutions, update systems and {*****} list, document results

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

79	{*****} Collection		{*****}	As Required		Via Networks will handle {*****}	79.1 Initiate local country {*****} process 79.2 Document results 79.3 {*****} 79.4 {*****} as appropriate	Y	Y	Y	Y	Y	Y	Y	Y

80	Decide on {*****} / {*****}		VIA-FIN	Monthly	Via Networks have to decide to account for {*****} and/or {*****}	Via Networks had decided	80.1 Apply criteria to {*****} I.a.w. global finance and local policies 80.2 List {*****} and authorise by local OpCo management	Y	Y	Y	Y	Y	Y	Y	Y	Y

81	Account for {*****} / {*****}	Y		Monthly	Via Networks decision is sent to Accenture	Accenture {*****} in accordance with the business decision	81.1 Do journal entry to post {*****} 81.2 Match to general provision as appropriate	Y	Y	Y	Y	Y	Y	Y	Y	Y

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ORDER TO CASH PROCESS – CASH AND BANK
Manage Bank Accounts	Process Bank Transaction	Cash Forecasting	Bank Reconciliations

		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

82	Manage {*****} relations for {*****} accounts		VIA-FIN	As Required

82.1  Deal with {*****} customer service centres in the event of questions or issues
82.2  Interface with {*****} Manager on an ad-hoc basis, e.g. setting up {*****}, etc
82.3  Locally manage {*****} accounts as required

								Y	Y	Y	Y	Y	Y	Y	Y	Y

83	Establish and control {*****} accounts		VIA-FIN	As Required	Via Networks {*****} and {*****} policy

83.1  On a daily basis, reconcile {*****} to the {*****}
83.2  Reconcile other {*****} account statements to {*****} monthly
83.3  Close {*****} accounts on ad-hoc basis as part of {*****} account rationalisation, involves informing customers of changing circumstances / details

								Y	Y	Y	Y	Y	Y	Y	Y	Y

84	Manage {*****}-related activities		VIA-FIN	As Required	Via Networks bank and treasury policy

84.1  Monthly, complete {*****} instructions to {*****} for {*****}
84.2  Respond to {*****} call-backs relating to {*****}
84.3  Receive paper notification  of transaction, and process related charges and account for transaction
84.4  Manage {*****} from {*****} and other {*****} customers

								Y	Y	Y	Y	Y	Y	Y	Y	Y
Process non Coded Transactions

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		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

85	{*****} : account for non coded transactions		VIA-FIN	Ad Hoc	Via Networks sends account info through the {*****} system	Via Networks checks the data, identifies non coded operations and accounts for them

85.1  Check {*****}, etc to non-suppliers for non-coded items
86.2  Check receipts on {*****} that cannot be allocated to a customer to identify non coded transactions
86.3  FSSC provide list of uncoded items to local OpCo for definition of action / resolution  Needs to be done on a daily basis.

								Y	Y	Y	Y	Y	Y	Y	Y	Y
{*****} Forecasts
86	Provide {*****} information on Accounts {*****} Accounts {*****} {*****} matters managed by Accenture	Y		Monthly	Via Networks asks {*****} for {*****}	Accenture can provide forecasts based upon data available in the accounting System.

86.1  {*****} and as required, {*****} for up to {*****} days based on outstanding {*****} and {*****} logged on CODA, plus other known events, e.g. VAT, PAYE, {*****}, other non PO outgoings
86.2  {*****}, and as required, {*****} for up to {*****} days based on {*****}, local knowledge, {*****}
86.3  Map information from 86.1 and 86.2 onto corporate {*****} template and provide to corporate and local management as required
86.4  Weekly, update corporate {*****} statements and distribute.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

87	Monthly Forecast	Y		Monthly	Via Networks asks for cash forecasts	Accenture gathers all information and prepares the Forecast	As above	Y	Y	Y	Y	Y	Y	Y	Y	Y

88	Six Monthly Forecast	Y		6 Monthly	Via Networks asks for cash forecasts	Accenture gathers all information and prepares the Forecast	Not done	Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****} Reconciliation

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		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

89	Reconcile {*****} Statements	Y		Monthly	{*****} Statements arrive	Accenture has to reconcile the {*****} Statements

89.1  On a daily basis, reconcile {*****} to the {*****}
89.2  Reconcile other {*****} account statements to {*****} monthly
89.3  Close {*****} accounts on ad-hoc basis as part of {*****} account rationalisation, involves informing customers of changing circumstances / details

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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ORDER TO CASH PROCESS – SUBSCRIPTION RENEWALS
Identify Upcoming Renewals	Customer Renewals Process	Supplier Renewals Process	Raise Invoice	Receive and Allocate Payments

		Responsibility				Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency		Inputs	Outputs	Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

90	Define company policies and procedures relating to {*****}		VIA-FIN	As Required		Via Networks defines the company policies and procedures	Accenture will administrate the Policy

90.1 Review existing policies for {*****}
90.2  Examine existing {*****} to identify standards and what policies can be supported with minimum disruption to business
90.3  Define standard policy to be implemented by FSSC

									Y	Y	Y	Y	Y	Y	Y	Y	Y
Identify Upcoming Renewals
91	Generate {*****} renewal lookahead forecast based on our own data		VIA-FIN			CRM / Billing system report on forthcoming {*****}		91.1 Generate report (standard) identifying forthcoming {*****} based on data from CRM / Billing	Y	Y	Y	Y	Y	Y	Y	Y	Y

92	Generate {*****} lookahead forecast based on data from {*****}, where applicable		VIA-FIN		)	{*****} reminders from suppliers where available ({*****} Information), partner web site portals with suppliers ({*****} information		92.1 Collect and collate {*****} information where available	Y	Y	Y	Y	Y	Y	Y	Y	Y

93	Reconcile VIA information with {*****} information and resolve, correct differences		VIA-FIN			Consolidated and agreed third party {*****} information		93.1 Reconcile VIA {*****} with {*****} where appropriate 93.2 Identify and list conflicts with our data and {*****} information 93.3 Resolve data conflicts, updating source data as appropriate	Y	Y	Y	Y	Y	Y	Y	Y	Y

94	Produce Master {*****} lookahead list for {*****} days ahead.		VIA-FIN			Master {*****} lookahead list		94.1 based on output from activities 91, 92 and 93, produce a master {*****} lookahead list	Y	Y	Y	Y	Y	Y	Y	Y	Y
{*****} and {*****} Processes
95	Send first {*****} to customers	Y				Master {*****} lookahead list	First {*****}	95.1 Based on master {*****} list, send first {*****} to customers {*****} days in advance of {*****} 95.2 Include cancellation form and new payments detail form with reminder	Y	Y	Y	Y	Y	Y	Y	Y	Y

96	Send {*****} to customers	Y				Master {*****} list and customer responses to {*****}	Second {*****}	96.1 If no response from customers to {*****}, send {*****} letter {*****} days in advance of {*****} 96.2 Include threat and consequences of cancellation with {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility			Dependencies			Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Inputs	Outputs	Sub-steps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US

97	Log and action {*****} to {*****}	Y			Customer responses to {*****}

97.1  If customers cancel {*****}, trigger future cancellation process for cancelled {*****}, suspend billing from cancellation date, cancel {*****}, block payment to {*****} for cancelled {*****}
97.2 If customers renew {*****}, update payment details and renewal date on CRM / Billing systems, mark {*****} as OK to say 97.3 If no response, proceed as directed by policy

								Y	Y	Y	Y	Y	Y	Y	Y	Y

98	Cancel or Renew {*****} for {*****} services		VIA-Prov				98.1 Follow supplier-specific processes for cancellation / renewal of {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

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RECORD TO REPORT - GENERAL ACCOUNTING
Maintain Chart of Accounts	Closing Process	Reconciliations	Reviews	Queries and Statistics

		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

1	Define Chart of Accounts a. Check accounts that should be created b. Define codes and validate with management		VIA-FIN	As Required		Chart of Accounts

1.1  Review existing chart of accounts, across all countries
1.2  Update chart of accounts as necessary in light of new systems / processes
1.3  Check consistency of COA across all countries
1.4  Approve and publish revised chart of accounts

								Y	Y	Y	Y	Y	Y	Y	Y	Y

2	Maintain Chart of Accounts - create accounts in General Ledger	Y	{*****} through 2003	As Required	Chart of Accounts template	GL accounts created

2.1  Receive authorised request for change to COA from OpCo (element 2 or above only)
2.2  Check compliance of request against rules / policy
2.3  Check impact of change (I.e. updates of standing Cognos Reports, CRM/Database changes)
2.4  Update COA as necessary, and initiate any other necessary changes to other systems

								Y	Y	Y	Y	Y	Y	Y	Y	Y

3	Maintain mapping tables	Y	{*****} through 2003?	As Required		Updated mapping tables in CODA	3.1 Update mapping tables as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

Monitor the {*****}

4	Coordinate interface with and upload data from sub-systems	Y		As Required	interfaces with other systems on a country by country basis (e.g billing, banks)	Accenture will check the data from the interfaced systems for accuracy	4.1 Import data from {*****} 4.2 Validate correct data received through interfaces by carrying out validation checks and reports as required 4.3 Investigate differences 4.4 Post to books	Y	Y	Y	Y	Y	Y	Y	Y	Y

5	Prepare and Validate {*****}		VIA-FIN	Monthly		Document detailling {*****}	5.1 Enter non-recurring {*****} and {*****} and other accounting adjustments into {*****} 5.2 Validate {*****} types ({*****}), journal balances, codes, and authorisation as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

6	Account and Post non-{*****}		VIA-FIN	Monthly		Via Networks Books the {*****}	6.1 Run {*****} uploader if required, or manually enter {*****} entries into CODA, either through in-tray or directly into books	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

7	Manage data and accruals of {*****} charges	Y		Monthly	Each country will agree and transfer the list of {*****} at the beginning of the financial year	Accenture manage and accounts for these {*****}	7.1 Enter any {*****} and {*****} and other accounting adjustments into {*****} 7.2 Validate {*****} balances, codes, and authorisation as required 7.3 Post recurring {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

8	Define {*****} and related rates		VIA-FIN	As Required	Charges have to be {*****} to Cost and profit Centres	Via Networks defines the {*****} rules and tables	8.1 Define policies and rules for each type of expense 8.2 As required, define cost centres and pools	Y	Y	Y	Y	Y	Y	Y	Y	Y

9	Set-up and Maintenance of rates Accounting and posting of {*****}	Y		Monthly	Accenture receives the {*****} rules and tables	Accenture prepares the system, accounts and posts the {*****}	9.1 Receive policies and rules and cost centre information from VIA-Finance 9.2 Update CODA tables as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

10	Accounting and posting of allocations	Y		Monthly	Accenture receives the {*****} rules and tables	Accenture prepares the system, accounts and posts the {*****}	10.1 Allocate {*****} to expense	Y	Y	Y	Y	Y	Y	Y	Y	Y

11	Prepare {*****} with relevant information	Y		Monthly	{*****} request from country FD	Accenture prepares at months end, or when asked, {*****}	11.1 Run {*****} report in Cognos 11.2 Distribute {*****} report as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****} Reconciliation

12	Check and reconcile accounts for which the Business is responsible {*****}		VIA-FIN	Monthly	At {*****} need to be reconciled	{*****} complete	12.1 Check and {*****} 12.2 Carry out {*****} count at each quarter end of inventory, {*****} as necessary	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

13	Check and {*****} accounts for which the SSC is responsible {*****}	Y		Monthly	At {*****} need to be reconciled	{*****} complete	13.1 Check and {*****} 13.2 Confirm {*****} to VIA-FIN	Y	Y	Y	Y	Y	Y	Y	Y	Y

Reviews

14	Review of accounts		VIA-FIN		Result has to be defined	Via Networks will validate the result and review the accounts	14.1 Run {*****} prior months 14.2 Conduct {*****} 14.3 {*****} and {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

{*****} Preparation

15	Prepare {*****}		VIA-FIN	Monthly	Depending on the information required, it will be the SSC who answers according to a pre-defined format	Report	15.4 Complete {*****} analysis and submit to corporate	Y	Y	Y	Y	Y	Y	Y	Y	Y

16	Answer queries and prepare {*****}	Y		As Required	The Business asks for a particular report and Queries	Accenture will provide a helpdesk to answer to specific demands	16.1 Handle and respond to queries 16.2 Run {*****} reports and distribute {*****} pack 16.3 Run corporate reports as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

17	Assist auditors during visits to SSC	Y	VIA-FIN	As Required	Annual audit schedule to be agreed in advance		17.1 Assist auditors as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

Reporting and Consolidation

18	Monthly & Quarterly Reporting a. Compilation of information b. upload data in reporting system c. prepare written comments / analysis		VIA-FIN	To Reporting Timetable

18.1  Validate that all data has been imported to allow generation of reports
18.2  Run {*****} reports for {*****}
18.3  Internally review {*****}, amend as appropriate by processing necessary {*****} in CODA

								Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

19	Generation & Distribution of corporate {*****}		VIA-FIN	To Reporting Timetable			19.1 Complete {*****} report and submit to corporate (see step 15 above) 19.2 Complete {*****} as required to corporate 19.3 Generate and submit other ad hoc reports as requested on a quarterly basis	Y	Y	Y	Y	Y	Y	Y	Y	Y

20	Preparation, review and submit {*****} reports		VIA-FIN	To Reporting Timetable			See above	Y	Y	Y	Y	Y	Y	Y	Y	Y

21	Preparation, review and submission of external financial information		VIA-FIN	To Reporting Timetable			??	Y	Y	Y	Y	Y	Y	Y	Y	Y

22	Liaise with {*****} for activities retained in SSC		VIA-FIN	To Reporting Timetable			22.1 Reconcile and report supporting documentation and provide to auditors for {*****}. 22.2 Answer any audit queries	Y	Y	Y	Y	Y	Y	Y	Y	Y

23	Generation & Distribution of {*****}		VIA-FIN	To Reporting Timetable

23.1  Produce {*****} pack as required for local management team (detailed {*****})
23.2  Generate and distribute {*****} for each functional manager
23.3  Generate and distribute other ad-hos reports as required by local and functional management teams.

								Y	Y	Y	Y	Y	Y	Y	Y	Y

24	Preparation of {*****} reporting (Compile and prepare data)		VIA-FIN	To Reporting Timetable			24.1 Provide information as required to external auditors to generate {*****} reports 24.2 Annually, produce {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

25	Review and deliver {*****} reporting		VIA-FIN	To Reporting Timetable			??	Y	Y	Y	Y	Y	Y	Y	Y	Y

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RECORD TO REPORT - FIXED ASSETS
Creation	Maintenance	Depreciation	Period Closing	Retirement

		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

26	Define {*****} Policy		VIA-MGMNT	As Required		Via Networks defines {*****} Policy	26.1 Review, update and publish {*****} Policies 26.2 Update and make available forms ({*****}, transfer)	Y	Y	Y	Y	Y	Y	Y	Y	Y

27

Prepare {*****} Budget
a. Collect all projects
b. Calculate profitability
c. Select Projects
d. Establish Investment Budget
e. Send the forms to the decision centre
f. Receive the approved investment budget

			VIA-MGMNT	Annually		Via Networks prepares projects and budgets	27.1 Collect all projects 27.2 Calculate profitability 27.3 Select Projects 27.4 Establish {*****} Budget 27.5 Send the forms to the decision centre 27.6 Receive the approved investment budget	Y	Y	Y	Y	Y	Y	Y	Y	Y

28	{*****} approval		VIA-FIN	Ad hoc		Via Networks approves {*****} requests	28.1 See P2P process	Y	Y	Y	Y	Y	Y	Y	Y	Y

29	Management of {*****} process including {*****}		VIA-FIN	Ad hoc		Project business case	28.1 See P2P process	Y	Y	Y	Y	Y	Y	Y	Y	Y

30	Collect and approve {*****} requests a. Receive {*****} Request form from the local country teams b. Check / Complete information and {*****} appraisal c. Determine / Check {*****}		VIA-FIN	Ad hoc		Via Networks prepares investment file and seeks approval	28.1 See P2P process	Y	Y	Y	Y	Y	Y	Y	Y	Y

30	Receive approval	Y		Ad hoc		Authorised business case	28.1 See P2P process	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

31	Define structure of {*****} and set-up system for {*****} follow-up Set-up a number for the project and for the {*****}	Y		Ad hoc	Approval is obtained	Company sets rules and guidelines for {*****} follow-up + system set-up	31.1 Set up project cost centres	Y	Y	Y	Y	Y	Y	Y	Y	Y

32

Account for {*****} a. Receive invoices from {*****} b. Check the right {*****} to the project c. Post invoices / perform journal entries d. Key information in the {*****} system e. Report and monitor {*****} vs budget

		Y		Daily	Once approval is obtained, Accenture will receive an {*****} number	Accenture books invoices and {*****} data.	See P2P process 32.1 Key information into the CODA {*****} system	Y	Y	Y	Y	Y	Y	Y	Y	Y

33	Decide on {*****} Go Live Decide to {*****} amounts : from {*****} in progress to {*****}		VIA-FIN	Ad hoc	The {*****} is finalised and request for capitalisation is passed to Accenture	The company decides on the {*****} Go Live	This approach may be a change to the way we work currently, and more discussion is required to identify the applicability of this project based approach.	Y	Y	Y	Y	Y	Y	Y	Y	Y

34	Confirm commencement of {*****}		VIA-FIN	Ad hoc			34.1 Current policy - {*****} commences the month following acquisition see note above	Y	Y	Y	Y	Y	Y	Y	Y	Y

35	Calculate {*****} and post (rules are set-up in the policy)	Y		Monthly	Accenture receives approval	Accenture calculates depreciation	35.1 Apply standard policies, and any special depreciation rules defined and authorised by OpCo 35.2 Calculate depreciation 35.3 Post depreciation to P&L account	Y	Y	Y	Y	Y	Y	Y	Y	Y

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		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

36	Activate {*****}	Y		Ad hoc	Via Networks provide notification of {*****} Go Live		??	Y	Y	Y	Y	Y	Y	Y	Y	Y

37	Maintain {*****} : modify, sell and scrap Decision Process		VIA-FIN	Ad hoc	Via Networks decides on the modification, selling or scrapping of an {*****}	Via Networks communicates the decision to Accenture	37.1 Apply policy to modify, sell, scrap or dispose of {*****} after proper authorisation 37.2 Complete appropriate forms and send to FSSC	Y	Y	Y	Y	Y	Y	Y	Y	Y

38	Maintain {*****} : modify, sell and scrap Accounting Process a. Receive filled and signed form from Management b. Find the concerned {*****} c. Determine the {*****}	Y		Ad hoc	Accenture receives a form approving a maintenance operations	Accenture accounts and posts the maintenance operation	38.1 Receive properly authorised forms from OpCo 38.2 Account for {*****}	Y	Y	Y	Y	Y	Y	Y	Y	Y

39	Perform {*****} activities a. Determine {*****} b. Post {*****}	Y		Monthly	Periodically Accenture has to calculate {*****} according to other {*****}	Accenture will determine {*****} and post to {*****}	??	Y	Y	Y	Y	Y	Y	Y	Y	Y

40	Perform physical {*****} inventory		VIA-FIN	Ad hoc	Locally when necessary		40.1 Receive list of {*****} from FSSC with location 40.2 VIA-FIN conduct physical check of inventory 40.3 Report discrepencies and explanations to FSSC	Y	Y	Y	Y	Y	Y	Y	Y	Y

41	Audit {*****}		VIA-IA	Ad hoc	Audit Department		??	Y	Y	Y	Y	Y	Y	Y	Y	Y

42	Prepare reports a. Project Reports b. Reconciliation Reports c. {*****} lists	Y		Monthly	Via Networks request on a follow-up reports	Accenture prepares follow-up reports as agreed	42.1 Generat and distribute reports as required (opening balance, additions, disposals, {*****}, closing balance)	Y	Y	Y	Y	Y	Y	Y	Y	Y

43	Answer queries	Y		Ad hoc	Via Networks ask for particular report and Queries	Accenture will provide a helpdesk to answer to specific demands	43.1 receive, log, handle queries though FSSC help desk	Y	Y	Y	Y	Y	Y	Y	Y	Y

3

		Responsibility						Country Applicability
Baseline Service Item		Accenture	Via Networks	Frequency	Dependencies		Substeps and Activities	France	Germany	Italy	Netherlands	Portugal	Spain	Switzerland	UK	US
					Inputs	Outputs

44	File and archive data	Y		Monthly	Via Networks asks to archive	Accenture must File and Archive data and documents	44.1 File and archive as required	Y	Y	Y	Y	Y	Y	Y	Y	Y

4

Schedule 2

PRINCIPLES FOR PERFORMANCE MEASUREMENT

1.             Introduction

1.1           This Schedule outlines the principles involved for the setting up and operation of the regime to measure the performance of the Services and to incentivise Service Provider to meet the performance standards required by Client.

1.2           The performance measurement regime will apply after the end of the Transition Period.  During the Transition Period the parties will carry out a service baselining exercise to establish the current quality of service and to allow future service quality measures to be set.

2.             Service Level Agreements

2.1           During the Transition Period, the Parties shall work together to develop a Service Level Agreement (“SLA”).  The SLA will define the Service Level Metrics that the Service Provider should achieve in providing the Operational Service.

3.             Operating Level Agreements

3.1           During the Transition Period, the Parties shall work together to develop an Operating Level Agreement (“OLA”).

4.             Key Performance Indicators

4.1           During the Transition Period the Parties will agree a maximum of ten Key Performance Indicators (“KPIs”) that together provide a measure of the performance of the cross-section of Operational Services that are being performed by Service Provider.  Attachment 2-A includes examples of KPIs which shall form the basis KPIs to be agreed during the Transition Period.

4.2           Each KPI shall be capable of being measured on a monthly basis.

4.3           For each KPI the Parties shall agree the level of service that must be achieved (“Normal Service Level”).  The Normal Service Level is the minimum acceptable level of performance for that process and is not intended to provide stretch or aspirational targets. In all circumstances the measure of service should be an objective measure so that it can be readily ascertained as to whether the Normal Service Level has been achieved or not.

4.4           For each KPI the Parties may choose to agree a level of service below the Normal Service Level below which Service Provider will be deemed to have substantially failed to achieve the necessary service level (“Substantial Failure Service Level”).

4.5           Each KPI shall be assigned a weighting that reflects its importance to the delivery of the Services.  The aggregate weighting of all KPIs shall be 100%.  No weighting attached to a KPI shall exceed 20% or be less than 5%.

4.6           Where Service Provider has failed to meet a Substantial Failure Service Level associated with a KPI then in the month of such failure the weighting of the KPI shall be 200% of the weighting assigned pursuant to paragraph 4.5.

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4.7           Where Service Provider has failed to meet the Normal Service Level for {*****} then {*****} the weighting of the KPI shall be {*****} of the weighting assigned pursuant to paragraph 4.5.

4.8           In any given month the weighting of a KPI may be increased by {*****} the adjustments set out in paragraphs 4.6 and 4.7 above.  Accordingly, the weighting of a KPI cannot be increased above {*****}% of the weighting assigned pursuant to paragraph 4.5.

4.9           Where in relation of a particular KPI Service Provider has {*****} all KPIs for that month.

4.10         Where in relation of a particular KPI Service Provider has {*****}.

5.             Service Credits

5.1           From 1 January 2004 if Service Provider fails to meet a KPI then a service credit may be payable in accordance with this Schedule.  The parties confirm that the payment of Service Credits is {*****}, but a {*****}.

5.2           Within {*****} of the end of each month Service Provider shall provide to Client a report setting out the level of performance achieved for each KPI.  The report shall set out the KPI Failure Percentage which shall be the lower of:

(a)           The sum of the weightings of those KPIs, as calculated pursuant to section 4 of this schedule, that have been failed in the month; and

(b)           {*****}%.

5.3           The Service Credit payable by Service Provider shall be the KPI Failure Percentage multiplied by {*****} of the Operational Service Charge for the month.

5.4           If a Service Credit is payable by Service Provider pursuant to paragraph 5.3 then the {*****}of the Service Credit.

6.             CHANGES TO WEIGHTINGS OF KEY PERFORMANCE INDICATORS

6.1           Client may, not more than once in each three-month period, request a change to the weightings attached to the Key Performance Indicators by sending a written notice to Service Provider, giving details of the proposed change.  Any proposed change must

(a)           maintain the total percentage weightings at 100%; and

(b)           not increase any individual percentage weighting above 20% or reduce any individual percentage weighting below 5%.

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6.2           Service Provider will respond in writing to Client’s notice within 20 Business Days, either:

(a)           accepting Client’s proposed change, in which case the proposed change will take effect from the beginning of the next month; or

(b)           proposing a meeting with Client to discuss Client’s proposed change.

6.3           Where Service Provider sends a response under paragraph 6.2(b), the parties will meet as soon as practicable and endeavour to agree mutually satisfactory changes to the percentage weightings, as well as the time at which the agreed changes will take effect.  If the parties are unable to agree on the changes, then the matter will be escalated for resolution in accordance with Schedule 7.

6.4           Without limiting paragraph 6.1, the parties will, within 30 Business Days after the end of each Contract Year, meet to discuss whether the then existing Key Performance Indicators should be amended or replaced and whether the weightings of the then existing Key Performance Indicators should be adjusted.

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Attachment 2-A

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ACTUAL QUARTER AVERAGE SCORES
Functional area	ID	Description	Comments	Weighting	Score Awarded	Total	France	Germany	Netherlands	Spain	Switzerland	Portugal	UK	CORPORATE	Target KPI Perf.
RANGE
																-3	-2	-1	0	1	2	3

Purchase To Pay	APK0	Contribution to achieving Business Objectives for Purchase to Pay processes

Quarterly assessment of meeting major business objectives and targets in:

{*****} at end of period
{*****} by {*****}, (number and amount)
{*****} with no {*****} by {*****} (number and amount)
Frequency of urgent / escalated {*****}

?
	APK1	% {*****} from {*****} ({*****}={*****} days)

DPO measured as total value of {*****} at quarter end divided by (value of {*****} less than {*****} days old multiplied by {*****} and divided by {*****}).
Can be automatically measured for each country
Target DPO initially set at {*****} days but can be reset as appropriate

															48-72 days	>50%	<50%	<33%	<20%	<15%	<10%	<5%
	APK2	% of {*****} and {*****} to Purchase Orders raised in quarter, after allowing for VIA business decision caused complaints

Measured by counting total number of {*****} and {*****} logged on systems, subtracting {*****} resulting from business decisions outside control of FSSC, and dividing by the total number of {*****} / {*****} area concerned in the same quarter.
Can be measured automatically

															<5%	>10%	<10%	<7%	<5%	<3%	<2%	<1%
	APK3	% of {*****} and {*****} unresolved after {*****} days

Measured as a count of all {*****} at end of quarter that are still open and more than {*****} days old, divided by the total number of {*****} logged on the system during the quarter.
Can be calculated automatically on a country by country or functional area basis

															<5%	>10%	<10%	<7%	<5%	<3%	<2%	<1%
	APK4	% error free postings	Can be measured by running a report against {*****} in {*****} to identify the total number of {*****} in the quarter, and the total number of cancelled or amended {*****} in the quarter. Need to also include {*****} or {*****} to determine errors not corrected. Errors include {*****} in wrong {*****}, wrong {*****}, wrong {*****}, wrong {*****}. Can be calculated automatically once the correct reports have been defined.												97%	90	95	96	97	98	99	100
	APK5	% of authorised {*****} processed within {*****} days of receipt	Measured as time difference between receipt of {*****} in FSSC and {*****} through adjustment to payroll or issuance of {*****} to {*****}. Can be measured automatically if expense claims forwarded to FSSC through ticketing system?												95%	85	90	93	95	97	99	100
	APK6	% of authorised {*****} processed within agreed time period from receipt	Measured as time difference between receipt of a properly authorised {*****} in the FSSC and the issuance of a {*****} as recorded on the CODA-Procurement system. Can be automatically calculated once an appropriate report is set up												97%	90	95	96	97	98	99	100

Order To Cash	OCK0	Contribution to achieving {*****} for {*****} processes

Quarterly assessment of meeting major {*****} and targets in:

{*****} accurately and timely
{*****} as a percentage of billings
Reduction in {*****}
Reduction in {*****} as a percentage of {*****}
{*****} (number and amount) and {*****} (billing accuracy)
Volumes of customer {*****}, legal {*****}

	OCK1	% deviation from target {*****} (TDSO={*****} days)

DSO measured as total value of {*****} at quarter end divided by ({*****} less than {*****} days old multiplied by {*****} and divided by {*****}).
Can be automatically measured for each country
Target DSO initially set at {*****} days but can be reset as appropriate

															32-48 days	>50%	<50%	<33%	<20%	<15%	<10%	<5%
	OCK2	% of {*****} and {*****} unresolved after {*****} days

Measured as a count of all {*****} and {*****} at end of quarter that are still open and more than {*****} days old, divided by the total number of {*****} and {*****}
logged on the system during the quarter.

Can be calculated automatically on a country by country or functional area basis

															<5%	>10%	<10%	<7%	<5%	<3%	<2%	<1%
	OCK3	% error free postings	Can be measured by running a report against {*****} in CODA to identify the total number of postings in the quarter, and the total number of {*****} or {*****} in the quarter. Need to also include feedback from {*****} or {*****} to determine errors not corrected. Errors include postings in wrong {*****}, wrong {*****}, wrong {*****}, wrong {*****}. Can be calculated automatically once the correct reports have been defined.												97%	90	95	96	97	98	99	100

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							ACTUAL QUARTER AVERAGE SCORES
Functional area	ID	Description	Comments	Weighting	Score Awarded	Total	France	Germany	Netherlands	Spain	Switzerland	Portugal	UK	CORPORATE	Target KPI Perf.
																RANGE
																-3	-2	-1	0	1	2	3

	OCK4	% of {*****} for {*****} processed within agreed time frame from receipt	Measured as time difference between {*****} request in FSSC and issuance of {*****} to requestor, as measured on ticketing system. Can be measured automatically if requests forwarded to FSSC through ticketing system?												97%	90	95	96	97	98	99	100
	OCK5	% of {*****} contacted in agreed timeframe	Measured as as percentage of {*****} ({*****}) within {*****} days of trigger for contact based on {*****} overdue against an agreed {*****}. May require some manual consolidation of information												95%	85	90	93	95	97	98	100
	OCK6	% of {*****} and {*****} not processed at quarter end

Measured as number of requests for {*****} / {*****} not processed at period end divided by total number of such requests received during the period.
Can be measured automatically if requests raised using ticketing system

															<5%	>10%	<10%	<7%	<5%	<3%	<2%	<1%
	OCK7	% of scheduled {*****} delivered within {*****} working {*****} of scheduled delivery	Measured as total number of reports not delivered within {*****} working {*****} of scheduled delivery divided by total number of reports scheduled for delivery during the period												97%	90	95	96	97	98	99	100

Accounting	GLK0	Contribution to achieving {*****} for Accounting processes

Quarterly assessment of meeting major {*****} and targets in:

{*****} for legal entities are accurately {*****} and {*****} in a {*****}
Responsiveness to {*****} from VIA-Finance at a corporate and local level
Support {*****} and {*****} and {*****} processes
Maintain proper {*****} and {*****} documents ({*****}, etc.)
Maintain accurate {*****} documentation

	GLK1	% legal entity {*****} and on time, according to agreed schedule	Measured as total number of entity {*****} and {*****} within {*****} working {*****} of scheduled delivery divided by total number of Trial balances scheduled for delivery during the period												100	90	95	98	100
	GLK2	% {*****} completed on time	Measured as total number of {*****} delivered complete and accurate within {*****} working {*****} of scheduled delivery divided by total number of Reconciliations scheduled for delivery during the period												100	90	95	98	100
	GLK3	% of {*****} at quarter and year end	Measured as total number of {*****} made at end of appropriate period as a percentage of the total number of {*****} made during the period												100	90	95	98	100
	GLK4	% of {*****} issued to the agreed timetable (i.e. {*****}, {*****} etc)	Measured as total number of {*****} delivered complete and accurate within {*****} working {*****} of scheduled delivery divided by total number of {*****} scheduled for delivery during the period												100	90	95	98	100
	GLK5	% {*****} completed by month end													100	90	95	98	100
	GLK6	% of queries from corporate or local finance teams resolved in agreed timescales (action plan in place)													95	85	90	93	95	97	98	100

Customer Satifaction
	CSK1	Annual Customer Satisfaction Survey													3	1	2	2.5	3	4	4.5	5

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Schedule 3

CLIENT RESPONSIBILITIES

1.     OPERATIONAL SERVICES

a)     Specific requirements from Client in order for Service Provider to carry on the Operational Services are documented as VIA NET.WORKS dependencies or inputs in Schedule 1. Where not stated explicitly, Client will provide the same level of service as provided in the 12 month period prior to the Commencement Date. In the case of provision of a new service such as that provided through the new billing system and purchase order system, the level of service provided should be in line with the expectations for these systems prior to implementation.

b)    In accordance with Clause 6.5 of the Agreement, Service Provider and Client will work together to define a detailed Operating Level Agreement (OLA) and associated targets for the provision of the Operational Services.  Until these OLAs and targets are clearly defined, documented and agreed, Client will provide the same level of service as provided in the 12 months prior to the Commencement Date. In the case of provision of a new service such as that provided through the new billing system and purchase order system, the level of service provided should be in line with the expectations for these systems prior to implementation.

c)     Client will provide reasonable notice to Service Provider of any requirements for changes in the Operational Services and these changes will be implemented through Change Control.

d)    Service Provider and Client will work together to define OLAs and targets with Client’s IT function for the provision of IT services during the first Contract Year.  Until these OLAs and targets are clearly defined, documented and agreed, Client will provide the same level of IT service as has been provided during the 12 months prior to the Commencement Date.  Specific IT OLAs include:

i.          Ensuring an adequate level of systems and network infrastructure availability and response times to enable Service Provider to access Client’s systems required to perform the Services at the same average level as provided to Client and its Affiliates as measured over the 12 months prior to the Commencement Date.

ii.         Ensuring the systems and network infrastructure are adequately maintained and kept up-to-date to enable Service Provider to access Client’s systems required to perform the Services at the same average level as has been provided to Client and its Affiliates as measured over the 12 months prior to the Commencement Date.

iii.        Ensuring suitable available software and systems support where required, including training as and when required on new or upgraded systems.

e)         Client and Service Provider shall establish connectivity using an Internet Virtual Private Network (IP VPN) solution.  Client will provide and manage the VPN devices that will

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terminate this network. Service Provider will grant Client the necessary access to maintain this device within the Prague Centre. Client will implement access control and authentication mechanisms as necessary to control access to their applications for Service Provider employees.

f)         Client is currently in the process of upgrading their billing systems which are currently used by each Country to a single global solution (“Billing System”).  It is currently expected that the Billing System will be implemented prior to the completion of the Transition Period and will significantly contribute to the reduction of the required effort associated with post bill production activities including revenue recognition.  The key expectations at this stage are:

1.     This Billing System shall be maintained and supported by Client

2.     This Billing System shall be paid for by Client

g)        Client is planning to implement a purchasing system as part of implementing a global procurement process (“Purchasing System”).  It is currently expected that the Purchasing System will be implemented prior to the completion of the Transition Period and will significantly contribute to simplifying the effort associated with receiving and processing AP invoices.  The key expectations at this stage are:

1.     This Purchasing System shall be maintained and supported by Client

2.     This Purchasing System shall be paid for by Client

If either of these systems is not implemented then the parties agree to develop a contingency plan.

2.     TRANSITION SERVICES

Appendix 1 outlines the Transition Plan and sets out any specific obligations for both Client and Service Provider.

3.  ASSETS

Inovaware

CODA

Crescendo

Remainder to be defined during the Transition Period.  A copy of each license agreement shall be provided to Service Provider during the Transition Period.

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Schedule 4

Client Group

CLIENT

VIA NET.WORKS, Inc. (referred to as “Inc.” in Schedule 1)

Country Operations (with reference as used in Schedule 1)

VIA NET WORKS FRANCE S.A. (“France”)

VIA NET.WORKS Deutschland GmbH  (“Germany”)

VIA NET.WORKS  Nederland B.V. (“Netherlands”)

VIA NET.WORKS Portugal-Technologias de Informação, S.A. (“Portugal”)

VIA NET.WORKS Espana, S.L. (“Spain”)

VIA NET.WORKS (Schweiz) AG (“Switzerland”)

VIA NET.WORKS Services AG (“Swiss Services”)

VIA NET.WORKS UK Limited (“UK”)

VIA NET.WORKS USA, Inc. (“USA”)

Additional corporate entities for which Service Provider may provide Services as specified in Schedule 1 (with reference as used in Schedule 1):

VIA NET.WORKS Europe Holding B.V. (“VNWEH”)

VIA NET.WORKS Holdco, Inc. (“Holdco”)

VIA NET.WORKS NY Corp. (“VNWNY”)

VIA NET.WORKS Holdings Cayman (“VNWCay”)

VIA NET.WORKS UK Holding Ltd (“UK Holding”)

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Schedule 5

CHARGES AND PAYMENT TERMS

1.             Operational Services Charge – Transition Period

1.1           The Operational Services Charge for the Initial Period shall be ${*****}.  Such amount shall be invoiced by Service Provider to Client in instalments as set out in the table below:

Month	July			August			September			October			November			December
Amount	$	{*****	}	$	{*****	}	$	{*****	}	$	{*****	}	$	{*****	}	$	{*****	}

1.2           {*****}

1.3           The rebate referred to in clause 1.3 above shall be netted off the invoice for Operational Services issued by Service Provider on 1 February, 2004.

2.             OPERATIONAL SERVICE CHARGES

2.1           The Operational Service Charge for each Contract Year commencing on or after 1 January 2004 shall be calculated prior to the beginning of that year using the following formula:

A x B where:

A = {*****}; and

B = the number of full time equivalent employees (“FTEs”)  that the parties agree in accordance with clause 2.2 below  is the Starting FTEs for the Contract Year.

2.2           One month prior to the commencement of each Contract Year the parties shall agree the following:

(a)           The number of FTEs required to perform the Operational Services at the commencement of the Contract Year (“Starting FTEs”).  For the year commencing January 1, 2004 the Starting FTEs shall be deemed to be {*****}.

(b)           The number of FTEs that the Parties are targeting to be performing the services at the end of the Contract Year (“Ending FTEs”).

(c)           A plan to achieve the headcount reductions, if any, implicit in the target set out in (b) above.

(d)           The target number of {*****} above (“Target Months”).

3.             ANNUAL ADJUSTMENT

3.1           At the end of each Contract Year the Final Operational service Charge for the Year shall be calculated as follows:

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(a)           Where the number of person months utilised by Service Provider during the Contract Year  in providing the Operational Services (“Actual Months”) was less than the Target Months then the Final Operational Service Charge shall be calculated as:

{*****}

(b)           Where the number of person months utilised by Service Provider during the Contract Year in providing the Operational Services (“Actual Months”) was more than the Target Months then the Final Operational Service Charge shall be calculated as:

{*****}

3.2       Where the Final Operational Services Charge is less than the amount invoiced for the Contract Year pursuant to clause 2.1 above then Service Provider shall refund the difference to Client.

3.3       Where the Final Operational Services Charge is more than the amount invoiced for the Contract Year pursuant to clause 2.1 above then Client shall pay the difference to Service Provider.

4.         TRANSITION CHARGES

4.1       Client shall pay Service Provider the Transition Charges of ${*****} in accordance with the following schedule:

Month	July			August			September			October			November			December
Amount	$	{*****	}	$	{*****	}	$	{*****	}	$	{*****	}	$	{*****	}	$	{*****	}

4.2       The Transition Charges are based on an estimated number of man days required to perform the transition activity of {*****}.  To the extent that fewer man days are used to perform the transition then Service Provider shall pay a rebate to Client of ${*****} for every man day fewer utilised.

4.3       Where the number of man days required to perform the transition exceeds {*****} days then Service Provider shall be entitled to invoice Client an additional ${*****} for each additional day used.  In no circumstances shall this additional charge exceed ${*****}.

4.4       For the avoidance of doubt the charges set out in paragraph 4.1 and the man days set out in paragraph 4.2 exclude the charges and man days contained within the interim agreements between VIA NET.WORKS, Inc. and Accenture (UK) Limited dated 24 March 2003 and 19 June 2003.

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5.     INFLATION ADJUSTMENT

5.1   At the beginning of each Contract Year the amounts set out in clauses 2.1, 3.1,  6.1 and 7.1 shall be amended to take account of inflation as represented by the change in the Inflation Index since the beginning of the previous Contract Year.  In relation to any amendment to the charges for the year commencing on 1 January 2004, the change in the Inflation Index over the Transition Period shall be used.

5.2   Where the movement in the Inflation Index in any one Contract Year or, where appropriate, the Initial Period exceeds 4% then the adjustment under Clause 5.1 shall be limited to 4% plus one-half of the amount by which the movement exceeds 4%.  The maximum adjustment in respect of any one Contract year shall not exceed 7%.

5.3   For the purposes of this Schedule Inflation Index means the Czech Index of “Employees and their average monthly gross wages and salaries in the civil sector of the national economy – Other Business Activities”.

6.     TERMINATION CHARGES

6.1   Where Client terminates this agreement pursuant to clause 29.7 of the agreement then the following termination charges shall be payable:

{*****}

7.     TERMINATION ASSISTANCE CHARGES

7.1   The charges for services provided pursuant to Schedule 9 shall, unless otherwise stated in that Schedule 9 to be provided free of charge, be calculated using the following rates:

(a)           Operational Staff - ${*****} per day

(b)           Project Manager - ${*****} per day

(c)           Unit Lead - ${*****} per day.

8      INVOICING AND PAYMENT TERMS

8.1   Invoices for the Operational Service Charge shall be delivered to Client on the first day of the month preceding the month to which then charge relates.

8.2   The Operational Service Charge for each Contract Year shall be invoiced in equal monthly instalments throughout that Full Contract Year.

8.3   Invoices for Transition Charges shall be issued to Client on the last day of the month to which the charge relates.

8.4   Where an amount is due from Client pursuant to clause 3 of this Schedule then an invoice shall be delivered to Client thirty days after the end of the relevant Contract Year.

8.5   Where an amount is due from Client pursuant to clause 6 of this Schedule then an invoice shall be delivered to Client thirty days before the date on which this agreement terminates.

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8.6   Where an amount is due to Client pursuant to clauses 1 or 3 or 4.2 of this Schedule then the value of the next monthly invoice for the Operational Service Charge shall be reduced by the amount so due.

8.7   Invoices for any other amounts payable by Client under the terms of this Agreement shall be invoiced at the end of the month in which the amount becomes payable.

8.8   Client shall pay Service Provider the amounts set out in any invoice issued no later than 30 days after the date that the invoice is delivered to Client.

8.9   All invoices will be expressed, and must be paid, in United States dollars ($).  Payment will be made by BACS or other mutually agreeable form of wire transfer to an account specified by Service Provider in writing.

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Schedule 6

SERVICE PROVIDER ASSUMPTIONS

1.     PURPOSE

This Appendix defines the key assumptions that underpin the commercial model, the transition approach and solution design.

For the purposes of this Schedule 6, VIA or VIA NET.WORKS shall be used interchangeably with Client and Accenture shall be used interchangeably with Service Provider.

Area	Assumption
TRANSITION

Close Down Timings	All agreed VIA staff within scope will exit following completion of the parallel run phase and agreed close reporting.
Certain agreed roles will be retained by VIA post transfer for a minimum period of 6 months to assist with post transfer stabilisation in the larger countries.
In France, Spain and Portugal, the local Finance Director will be expected to support the stabilisation activities.

Ramp Up

All new staff will be recruited 2 months prior to service transfer in order to allow sufficient time for training, planning knowledge transfer.  All recruited staff (in accordance with the agreed ramp up schedule) will be billable to VIA NET.WORKS immediately upon starting work for Accenture

Knowledge Transfer	The knowledge transfer plan has been based on the following effort estimates:
• A maximum of 4 weeks preparation and planning in country
• 8 weeks execution based on 2 weeks staff induction, 4 weeks shadowing, 2 weeks parallel run, including a week of final setup/mobilisation

Backlog’s	In general, the assumption is that services will be transferred to Accenture in reasonable order defined as including:
• Key account reconciliation’s are complete and up to date
• The accounts to be transferred are reconciled by the client at transfer date or a plan is in place for the client to clear backlog in a defined timeframe
• Customer and supplier account subledgers balances should be reasonable with any backlog identified and actions in place to clear outstanding issues
• Accenture will only take responsibility for accounting entries made after transfer date when the account does not reconcile at transfer date.

Resourcing

The VIA NET.WORKS contract manager will be in place on June 16,2003  to support the transition process.  This individuals role will be not only to manage the contract, but also to take responsibility for driving change within the countries

SOLUTION DESIGN

Retained Costs	Client Systems support and administration, licenses (provided as an Existing Contract), system training are a retained Client cost

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Area	Assumption
Redundancy & Retention	Client are wholly responsible for the redundancy and retention costs associated with existing Client staff

Billing System	The following assumptions are being made on the implementation of the new Billing system (exact timings to be confirmed):
• {*****} interfaces in place requiring {*****} interventions
• Legacy master data has been {*****} i.e the status quo is at least maintained.

Financial System	The following assumptions have been made on the core CODA financial system:
• {*****} with all countries operating on a common platform
• {*****} implemented including {*****} functionality. Delivered in accordance with the FSSC go live dates

Treasury

The Treasury project being led and implemented by VIA NET.WORKS will develop a plan to consolidate local banking arrangements over a period of time post service transfer.  In addition the Interim corporate Treasurer will implement a central disbursement account for the use by Accenture.  This will include definition and provision of tools, systems interfaces and banking relationship management

Procurement ‘To Be’ Processes

Roll out and compliance with the ‘To Be’ procurement process will happen over a period of 12 months as existing commitments lapse and are renewed.  VIA NET.WORKS will identify an owner of the Procurement process. This person will work with Accenture to define relevant policies and co-ordinate strategic sourcing activities across VIA NET.WORKS

Domain & Telco Invoices	The VIA NET.WORKS provisioning team will work with Accenture to identify how Telco invoices and Domain requests can, where possible, be electronically reconciled with the provisioning system

Reporting Requirements	All new Cognos reports required to support the services provided by Accenture will be produced by the VIA NET.WORKS systems administration team to a mutually agreed schedule
DSO Reporting	The status of DSO and the calculation methodology will be documented as part of service transfer

Customer Segmentation

Customer segmentation will drive the appropriate processes for credit checking. VIA NET.WORKS will appoint a business owner to define policy and business rules. Accenture will operate on ‘As Is’ basis until this has been completed and rolled out

CRM

Accenture will require access to CRM trouble ticketing workflow. VIA NET.WORKS will be responsible for providing access, licenses and training, ongoing applications management as detailed within the Operating Level Agreement

Invoice Process & Approval

All AP invoices will be sent to Prague, via an in country PO Box, scanned and approved using workflow technology. Original documents will be archived locally on a periodic basis.  VIA NET.WORKS will bear the cost of any additional requirements such as postage to support this process

Document Management

A standard document management system will be rolled out as part of the CODA Procurement solution to allow invoice imaging.  VIA NET.WORKS will bear the cost of any additional requirements to support this process

Customer Renewals	The process for dealing with customer renewals will be defined as part of O2C process and agreed with the sales/customer care team prior to service transfer

Cancellations/ Suspensions/	The process for dealing with service cancellations (deprovisioning), renewals and suspensions will be defined and agreed prior to service transfer

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Area	Assumption
Renewals

Reseller and Referrals Billing, Commissions Operating Model	VIA NET.WORKS will confirm the Reseller and Referrals operating model for each country and provide the required tools for Accenture to support this process

Audit Support

VIA will provide Accenture with the Auditors recommendations for each country pertaining to the Services to be provided by Accenture (internal and external). VIA and Accenture will jointly develop an action plan to address the recommendations that impact the services provided by Accenture

CODA Training	All CODA training will be provided in English by the VIA NET.WORKS systems team. VIA NET.WORKS will bear the cost required to deliver such training

Legacy System Training	All Legacy system training will be provided in Country by appropriately experienced VIA NET.WORKS personnel. VIA NET.WORKS will bear the cost of any additional specialist training required.

Credit & Collections	Each country will have a defined credit & collections policy and tools and reports in CODA. This will be superseded over time as the corporate policy is developed

Asset Register Management	VIA NET.WORKS will be responsible for maintaining in country a register of assets. The register will need to be validated on an annual basis as part of meeting the statutory reporting requirements

Regulatory Environment

Client is responsible for managing the relationship with regulatory authorities  in the Countries, including making any application/notification as required to allow Service Provider to comply with its obligations under this Agreement.

Postal Renewals	If a postal renewals process is implemented, the associated cost will be for Via’s account

Expense Processing

Expenses processing will be transferred on an as is basis and future consideration will be given to implementation of a new Corporate Expenses policy to channel all expense claims through Accounts Payable (i.e through the FSSC)

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Schedule 7

GOVERNANCE  STRUCTURE

1.             PURPOSE

1.1     This schedule outlines the principles involved for the setting up and operation of the governance structure, which will be used to ensure that the Services provided by Service Providers are consistent with the joint strategy of the two parties. Governance should also ensure that Service Provider delivers the Services to an acceptable level of performance in accordance with the agreement (while also ensuring that the required inputs from Client are met) from the day to day operational level through supervisory and Centre management levels to the Joint Review Board. Further to that goal, a dispute resolution process has also been included to facilitate the resolution of any disputes.

2.             GOVERNANCE STRUCTURE

The above diagram indicates the required interactions to ensure that parties remain aligned at all levels, and gives a brief summary of responsibilities at those levels.

3.             JOINT REVIEW BOARD

3.1           Each party shall appoint representatives to the Joint Review Board. The JRB should at a minimum be comprised of the Client sponsor and the Service Provider Client Partner. This forum is principally charged with giving direction to the relationship between Client and Service Provider in order to ensure that Service Provider remains aligned to Client’s strategy. Service Provider will coordinate quarterly reviews for this group in order to:-

(a)   Review the progress of the Services

(b)   Manage resolution to escalated contractual issues (subject to Clause 7 below)

(c)   Validate that the arrangement is still aligned to Client’s strategic direction

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Participation of the Nominated Representatives from each Party is required at these meetings.

As implied by the name, each party has an equal input into these meetings, in line with the need for the two Parties to work closely together to maximise quality and efficiency in the execution of the services.

4.             MANAGEMENT ARRANGEMENTS

4.1     Each Party will appoint a named representative charged with day-to-day management of the relationship (the “Nominated Representative”).  Initially, the Service Provider Nominated Representative will be Michaela Oharkova and the Client Nominated Representative will be Nigel Tuppen.

4.2     Each Party may change its Nominated Representative during the course of this Agreement by giving written notice to that effect to the other Party.

5.             SERVICE REVIEW MEETINGS AND REPORTING

5.1     The Nominated Representatives will form the basis of the monthly Service Delivery Review (SDR) meeting, described below:-

(a)           Only one such meeting will take place each month, to review the performance of Service Provider in delivering the services to all of the Countries.

(b)           Other individuals may be involved by invitation and agreement.

(c)           The basis of this meeting shall be a monthly Service Performance Report, to be produced by Service Provider. The Service Performance Report is described later in this schedule.

(d)           The meeting shall focus on issue and risk management and objective setting, with both parties utilising the resources reasonably available to them within the scope of the contract to resolve or improve any arising issues.

(e)           The meeting may be used to review recommendations and suggestions by either Party regarding the modification, enhancement or expansion of the Operational Services.

(f)            In the event that either Party shall consider any interim meeting necessary such a meeting shall take place at a location to be agreed between Parties. The purpose of such meetings shall be to maintain clear channels of communications that serve to minimise problems and facilitate planning.

5.2     The Service Performance Report, to be provided by Service Provider, is described below:-

(a)           On a monthly basis Service Provider will prepare a written report summarising (i) their performance against the Key Performance Indicators (KPIs) set out in the Service Level Agreement (SLA) and (ii) the corresponding Operating Level Indicators for which Client is responsible (based upon information provided by Client).

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(b)           review, analyse and recommend for approval (if appropriate) to the appropriate person(s), or propose any amendments or modifications to the terms of this Agreement.

(c)           Only one report, consolidating the performance of Service Provider and Client in delivering the services to all of the client’s countries within scope, will be produced per month. This report will be submitted to Client in advance of the SDR, in order that it might be used in setting the agenda for this meeting.

The format and content of the SPR will be agreed between the Nominated Representatives, but will not require significantly more effort than that to record and report on the agreed KPIs and OLIs, and to raise specific issues in relation to service delivery.

5.3           A written record of the Service Review meetings shall be made and agreed by the Nominated Representatives.  Such meetings shall have a set of defined formal agenda items agreed by the Nominated Representatives from time to time which shall as a minimum include:-

(a)           Updated on documented actions from previous meeting

(b)           Contract performance

(c)           Performance standards;

(d)           Quality of service;

and, from time to time,

(e)           Charges; and

(f)            Change control

6.             USER GROUPS AND DAY TO DAY INFORMAL CONTACT

6.1           Service Provider will work with Client to identify the key stakeholders in each transferred process in order to create a small number of Key User Groups to be mutually agreed by the parties. The focus of these groups will be to identify ways in which processes can be improved in order to improve the delivery of the Services, by dealing with operational issues that cause problems on BOTH sides of the hand-offs from Client to Service Provider and from Service Provider to Client. User Groups will implement identified improvements where possible, but will seek the approval of the Nominated Representatives in changing the definition of the Services provided, or in suggesting process changes which have a cost or quality impact to the Services. In line with the principle of the Shared Service Centre, improvements should not be considered on a country basis unless unavoidable, as all processes and activities should remain standardised across Client.

6.2           Informal operational contact directly related to the provision of the Services must be maintained by Service Provider and Client to ensure effective provision of the Services to the agreed levels of quality. However, Service Provider may implement a Help Desk function in order to filter requests for ad-hoc information or assistance, prioritising them effectively with the caller to ensure that service delivery personnel

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are not distracted from their core service delivery activities, thus minimising the impact of such requests on KPI performance.

7.             DISPUTE RESOLUTION

7.1           Any question or difference which may arise concerning the construction, meaning, or effect of this Agreement or any dispute arising out of or in connection with this Agreement including but not limited to (i) the proper number of FTEs to use in subsequent Contract Years; (ii) the failure of the parties to agree on a Change Control request or Note; (iii) billing disputes or service credits; or (iv) the failure of the parties to agree upon the initial or revised SLAs or the Key Performance Indicators used by the parties to measure the performance of the Service; and (v) the assessment of Losses incurred by a party due to the non-performance of the other party of its obligations under this agreement will, in the first instance, be referred to the parties’ Nominated Representatives for discussion and resolution at or by the next SDR meeting held pursuant to Clause 5 above or at an earlier date if so requested by either party.  If the dispute is not resolved at that meeting, the dispute will be referred to the second management level who, in the absence of some other form of contact, must meet within 3 Business Days of the reference to attempt to resolve the dispute.  If the dispute is not resolved within such period, the escalation will continue with the same maximum time interval up to the third management level.  If the unresolved dispute is having a material effect on the Services, the parties will use their respective best endeavours to reduce the elapsed time in reaching a resolution of the dispute.

7.2           The levels of escalation are:

	Provider	Customer

First Level	Nominated Representative	Nominated Representative

Second Level	Client Sponsor	Service Provider Client Partner

Third Level	Joint Review Board	Joint Review Board

If any of the above are unable to attend a meeting, a substitute may attend, provided that such substitute is authorised to settle the unresolved dispute.  Each party will use all reasonable endeavours to reach a negotiated resolution through the above dispute resolution procedure.  The specific format for such resolution will be left to the reasonable discretion of the relevant management level, but may include the preparation and submission of statements of fact or of position.

7.3           If the dispute has not been resolved at the third management level, either party may (at such meeting or within fourteen (14) days of its conclusion) propose to the other in writing that structured negotiations be entered into with the assistance of a neutral adviser or mediator (“Neutral Adviser”) before resorting to litigation.

7.4           If the parties are unable to agree on a Neutral Adviser or if the Neutral Adviser agreed upon is unable or unwilling to act, either party may apply to the Centre for Dispute Resolution (“CEDR”) in London to appoint a Neutral Advisor.

7.5           The parties will within (14) days of the appointment of the Neutral Adviser meet with him/her in order to agree a programme for the exchange of any relevant information and the structure to be adopted for the negotiation, to be held in London.  If

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considered appropriate, the parties may at any stage seek assistance from CEDR to provide guidance on a suitable procedure.

7.6           All negotiations connected with the dispute will be conducted in complete confidence and the parties undertake not to divulge details of such negotiations except to its professional advisers who will also be subject to such confidentiality and will be without prejudice to the rights of the parties in any future proceedings.

7.7           If the parties accept the Neutral Adviser’s recommendations or otherwise reach agreement on the resolution of the dispute, such agreement will be reduced to writing and, once it is signed by their duly authorised representatives, will be final and binding on the parties.

7.8           Failing agreement, any of the parties may invite the Neutral Adviser to provide a non-binding but informative opinion in writing as to the merits of the dispute and the rights and obligations of the parties. Such opinion will be provided on a without prejudice basis and will be private and confidential to the parties and may not be used in evidence in any proceedings commenced pursuant to the terms of this Agreement without the prior written consent of all the parties.

7.9           If the parties fail to reach agreement in the structured negotiations within 30 days of the Neutral Adviser being appointed, such a failure will be without prejudice to the right of any party thereafter to refer any dispute or difference to litigation but the parties agree that before resorting to litigation, structured negotiations in accordance with this Schedule 7 will have taken place.

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Schedule 8

KEY PERSONNEL

The parties agree that the following roles will be considered Key Personnel:

•      Client Service Lead

•      Service Manager

•      Operations Manager

At any time in Client’s reasonable discretion that it is dissatisfied with the performance of any of these positions, the Nominated Representative (as defined in Schedule 7) shall contact Service Provider to discussion resolution to the dissatisfaction. If Client requests to remove any of the individuals identified as Key Personnel then the parties agree to submit the matter to the Governance Structure in Schedule 7 unless Service Provider agrees in writing to the request.

When a replacement is requested by Client, Service Provider shall submit to Client the name and resume and/or resume of the proposed replacement and such replacement shall be equally or more qualified than his/her predecessor.

All other review shall be in accordance with clause 21 of the agreement.

All Service Provider personnel shall have language capabilities to support Client, e.g. French speakers will support VIA NET.WORKS France.

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Schedule 9

TERMINATION ASSISTANCE

1.     PURPOSE

This Schedule defines the principles of the Exit Plan and how it shall be developed and revised to ensure that it can be used at any time upon termination of this agreement. Where only the principles of the Exit Plan are set out in this Schedule, the parties shall develop the Exit Plan in accordance with clause 30 of the agreement by respecting such principles. Any subsequent revisions made to the Exit Plan shall not be unreasonably delayed or withheld by either party and shall also adhere to the principles set forth below.

The Exit Plan shall take effect following notice of termination properly given in accordance with Clause 29 “Termination” of the Agreement.

2.     EXIT MANAGEMENT

In the event that the Exit Plan is invoked, transition of carrying out of the Operational Services back to Client or to a Replacement Supplier shall be vested in a Transition Manager appointed by Service Provider and a Project Manager appointed by Client.

Service Provider shall, at Client’s cost (unless specified otherwise in Clause 8.7 below), such cost to be calculated using the rates set out in Schedule 5, provide reasonable co-operation and resources to Client or to Replacement Supplier in order to assist in the seamless transition of responsibility for the carrying on of the Operational Services to Client or to a Replacement Supplier.  The Operational Services shall continue to be carried on (as may be amended from time to time through Change Control) in accordance with the agreed service and cost targets until the date of termination takes effect.

Service Provider shall, if required by Client, provide reasonable on-going support and other ancillary assistance (at its then current rates) for a period of up to 3 months after transfer of the carrying on of the Operational Services so as to assist Client or a Replacement Supplier with continuity of the carrying on of the Operational Services.  Requests for such support will be made in writing giving reasonable notice.

3.     RECORDS

In order to facilitate implementation of the Exit Plan, Service Provider shall maintain:

•      Documentation on the employees carrying out the Operational Services including cost and service baseline information

•      A schedule of Third Party Contracts where details of these have been provided to Service Provider by Client in accordance with the Agreement

Service Provider shall allow Client or the Replacement Supplier reasonable access to review these records.

4.     TRANSFER OF ASSETS

On termination or expiry of this Agreement:

•      Service Provider shall at its discretion offer to Client at the then net book value any equipment owned by Service Provider which is used by Service Provider solely for the purpose of providing the Operational Services

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•      Service Provider shall transfer to Client any current documentation and management information only relating to the Agreement including System Designs and System Documentation.

5.     LICENCES AND CONTRACTS

Where such licences or other third party agreements are also used for the purposes of providing services to Service Provider or to any other clients of Service Provider, Service provider will upon request provide reasonable assistance to Client, at Client’s cost, in its efforts to obtain alternative licences or other third party agreements.

6.     COMMUNICATION

Arrangements for communication with staff, relevant trade unions, suppliers and customers shall be made so as to comply with all applicable legal obligations and so as to avoid any detrimental impact upon the parties’ business as a result of undertaking any transfer contemplated by the Exit Plan.  The Parties shall agree prior to any communication the manner and timing of such communication.

7.     PROVISION OF INFORMATION

Each Party undertakes to return to the other all confidential information and other data belonging to the other Party which it has no legal right to retain and shall if requested by the other Party give a written undertaking that no copies of any such confidential information have been retained. The provisions of Clause 20 of the Agreement shall apply to all such confidential information.

8.     EXIT PLAN RESPONSIBILITIES

Client or its appointed agent will

•      be responsible for the programme management of the service transfer.

•      appoint a Project Manager to oversee all reverse transition activities.

•      have sole responsibility for managing the following elements of the reverse transfer:-

1.     Recruitment of necessary staff

2.     Induction of staff

3.     Planning and preparation for knowledge transfer process and activities

4.     Provision of staff to whom Service Provider should transfer knowledge in line with the plan.

5.     Technical and operational set up of the new location(s) for provision of the services.

6.     All technological transfer and integration of systems to enable the services to be provided from the new location.

7.     Client will be solely responsible for all costs associated with the above.

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*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

Service Provider will:

•      Make available at {*****} the operational staff to support the necessary knowledge transfer that will be required by Client.  Such knowledge transfer shall be limited to on the {*****} activities during the Termination Period.  Client may require that Service Provider provide {*****} under the terms of this clause a number of days calculated as {*****} multiplied by {*****} providing the Services.

•      provide any additional  operational staff that are required to effect the knowledge transfer and baselining

•      provide a Project Manager to oversee all reverse transition activities.

•      appoint a single point of contact to liaise with the Client’s transition manager to ensure that issues and risks are managed as effectively as possible during the transition.

9.     GENERAL

For the purposes of this schedule, it is assumed that the transition back to Client or to a Replacement Supplier is undertaken in a single wave in order to ensure a clean cut off date for the change of responsibilities. On this basis, the transition is assumed to take no more than 4 months from start to finish.

In the event that the reverse transition occurs on a different basis, or that it requires more input and resourcing from Service Provider, the cost of this support should be agreed prior to the incremental resource being supplied.

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Schedule 10

EMPLOYEES

1.             It is acknowledged that Service Provider will from the relevant Go-Live Date provide the Services from Prague, Czech Republic.  Client shall, and will procure that its Affiliates will, prior to the relevant Go-Live Date, terminate the employment of the Employees or re-deploy the Employees to other of Client’s or its Affiliates’ activities which do not form part of the Services.

2.             Client and the relevant Client Affiliate shall indemnify Service Provider and its relevant Affiliates against any Losses arising from any breach of clauses 1 above by Client and/ or the relevant Client Affiliate.

3.             Client and the relevant Client Affiliate shall indemnify and continue to keep indemnified Service Provider and its relevant Affiliates against all Employment Liabilities arising from any claim or assertion made by or on behalf of any Employee or representative of such Employee or any other employee of Client or its Affiliates who is not an Employee or any employee or worker of a Third Party that the employment of such individual transfers or should have transferred to Service Provider or its Affiliates by operation of any of the Employment Regulations.

4.             The indemnities in this Schedule 10 extend to include all costs and expenses suffered or reasonably incurred in connection with Service Provider and its relevant Affiliates enforcing the rights under this Schedule 10.

5.             Prior to the relevant Go-Live Date Service Provider agrees to review, without obligation, the applications of any Employees together with other applications received by Service Provider for positions advertised in Prague for work on the Operational Services.

6.             Client shall indicate to all Employees that the Service Provider has no obligation to hire any Employees. Client shall inform all Employees that should they be hired by Service Provider their employment relationship shall first be terminated by Client and any employment relationship entered into with Service Provider shall be pursuant to a new contract of employment under Service Provider’s terms and conditions.

7.             In this Schedule 10:

7.1           “Employees” means those individuals employed by Client and its Affiliates who are currently providing the services which shall be replaced by the Services.

7.2           “Employment Liabilities” means all claims (including but not limited to claims for redundancy payments, unlawful deduction of wages, unfair, wrongful or constructive dismissal compensation, compensation for sex, race or disability discrimination, claims for equal pay, compensation for less favourable treatment of part-time workers, awards for failure to inform or consult, claims arising in respect of any collective or workforce agreements, and any claims whether in tort, contract or statute or otherwise), demands, actions or proceedings (whether actual or threatened) and any award, compensation, damages, tribunal awards, fine, loss, order penalty, payment made by way of settlement and costs and expenses reasonably incurred in connection with a claim or investigation (including without limitation any investigation by the Equal Opportunities Commission, the Disability Rights Commission or the Commission for Racial Equality or any other enforcement, regulatory or supervisory body

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and of implementing any requirements which may arise from any such investigation) and any reasonable legal costs and expenses

6.3           “Employment Regulations” means the Acquired Rights Directive 77/187/EEC (as amended) and any legislation implementing the provisions of that Directive as amended from time to time in the UK, Germany, Netherlands, France, Portugal or Spain and any equivalent or similar legislation in Switzerland and the Czech Republic.

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Schedule 11

DATA PROTECTION

1  Data Protection Overview

1.1  Subject to clause 1.2, in relation to all Personal Data that the Client controls, the Client shall at all times comply with the Data Protection Legislation, as a data controller, including maintaining a valid and up to date registration or notification in each country which subject to the relevant Data Protection Legislation in which the Client is established and from which the Personal Data is transferred.

1.2  Service Provider shall at all times  ensure that its processing of Personal Data does not put the Client in breach of the applicable Data Protection Legislation when acting as a data processor on the Client’s behalf.

2  Processing of Personal Data

The Service Provider shall:

2.1  process Personal Data belonging to the Client only on and in accordance with the instructions of the Client (subject to compliance with applicable law);

2.2  only undertake processing of Personal Data reasonably required for the purposes of providing the Services and shall not transfer any Personal Data to any country or territory outside the European Economic Area other than as set forth in clause 24.5;

2.3  use all reasonable endeavours to procure that all relevant Subcontractors comply with this Schedule 11.  For the avoidance of doubt a relevant Subcontractor is one that processes Personal Data belonging to the Client.

and in the event that it cannot comply with this clause for any reason whatsoever, it will inform the Client as soon as reasonably practicable, who is then entitled to suspend the transfer of Personal Data and/or terminate this Agreement in accordance with Clause 29.4.

3  Disclosure of Personal Data

The Service Provider shall not disclose Personal Data to any third parties other than:

3.1  to employees and Subcontractors to whom such disclosure is reasonably necessary in order for the Service Provider to carry out the Services; or

3.2  to the extent required under a court order or to comply with a law provided that the Service Provider shall give notice in writing to the Client of any disclosure of Personal Data which it or a Subcontractor is required to make under this clause 3.2 as immediately it is aware of such a requirement.

The Service Provider shall promptly notify the Client with full details of any accidental or unauthorised access or disclosure by any person whatsoever.

4  Technical Measures to Protect Personal Data

4.1   The Service Provider shall bring into effect and maintain, and shall use all reasonable endeavours to ensure that all relevant Subcontractors have in effect and maintain all appropriate technical and organisational measures necessary to prevent unauthorised or unlawful processing of or access to Personal Data and accidental loss or destruction of, or damage to, Personal Data including but not limited to taking reasonable steps to ensure the reliability and probity of staff having access to the Personal Data.

4.2   The Client may, at reasonable intervals during the Agreement and for a period of six (6) months following termination or expiry of the Agreement, request a written description of the technical and organisational methods employed by the Service Provider and the

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relevant Subcontractors referred to in clause 4.1. Within seven days of such a request, the Service Provider shall supply written particulars of all such measures as it is maintaining detailed to a reasonable level such that the Client can determine whether or not, in connection with the Personal Data, it is compliant with the Data Protection Legislation. The Service Provider shall use all reasonable endeavours to ensure that the Subcontractors also comply with such request from the Client.

4.3   Service Provider’s current policies regarding data protection are attached hereto as Attachment Sch11-A.

5  Subject Access

5.1 If under the Data Protection Legislation, the Client is required to provide information to a Data Subject in relation to Personal Data when such data is in the possession or under the control of the Service Provider; and the Client informs the Service Provider in writing that this is the case; then the Service Provider shall guarantee reasonable and prompt co-operation to the Client in meeting its obligations under the Data Protection Legislation including making copies of the relevant Personal Data to the extent the same are in its possession or control.

5.2 Each party shall provide the other as soon as reasonably practicable, with such information in relation to Personal Data and their processing as the other party may reasonably request in writing and the party asked to provide the relevant data may reasonably be able to provide in order for the other party to:

5.2.1 comply with its obligations under this clause and the Data Protection Legislation; and

5.2.2 assess whether the processing of these Personal Data in connection with this Agreement is breaching or may breach the Data Protection Legislation in a manner that is material and not effectively sanctioned by any guidance statement issued by the applicable Supervisory Authority.

5.3 The Service Provider will:

5.3.1 co-operate with the Client in complying with any enquiry made, investigation or assessment of processing instigated by the Regulator or relevant Supervisory Authority in relation to the Personal Data; and

5.3.2  when notified by the Client in writing from time to time, comply with any agreement between the Client and a Data Subject in relation to any processing of their Personal Data which causes or is likely to cause substantial and unwarranted damage or distress to the individual, or any Court order requiring the rectification, blocking, erasure or destruction of any Personal Data.

6 Data Management

6.1 The Service Provider and the Client shall each take appropriate precautions (having regard to the nature of their respective obligations under this Agreement) to preserve the integrity of the Client Data and to prevent any corruption or loss of the Client Data.

6.2 The Service Provider shall ensure that a back-up copy of the Client Data is made on a daily basis and that such copy is recorded on media from which the Client Data can be re-loaded in the event of any corruption or loss of the Client Data.

6.3 In the event that the Client Data is corrupted or lost as a result of any breach by the Service Provider of any of its obligations under this Agreement, any act or omission of the Service Provider or negligence of the Service Provider, its agents or Subcontractors then, without prejudice to the other rights and remedies of the Client:

6.3.1 the Service Provider shall at its own expense restore or procure the restoration of the Client Data using the back-up copy referred to in this clause 6; and

6.3.2 if the Service Provider fails to do so within a reasonable period (which shall be determined with regard to the severity of the corruption or loss of data, but which shall not in

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any event exceed seven days), the Client may itself at the Service Provider’s cost and expense restore or procure the restoration of the Client Data using the back-up copy referred to in this clause 6.

7 Audit

7.1 In accordance with clause 13 of the Agreement, the Service Provider agrees that it will at the request of the Client submit its facilities for processing Personal Data under this Agreement for:

7.1.1 any audit required by any Regulator or Supervisory Authority and their authorised representatives; and

7.1.2 audit by the Client and its authorised representatives, provided that:

(a) reasonable notice is given by the Client;

(b) the audit is conducted during the Service Provider’s normal business hours;

(c) the Client uses all reasonable endeavours to keep disruption to the Service Provider’s day to day activities to a minimum when conducting such audit; and

(d) such right to audit is not exercised unreasonably by the Client.

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Attachment Sch11-A

Service Provider’s Data Protection Policies

DATA PRIVACY POLICY 90

1.  Scope and Application

This policy regulates the way in which Accenture (the company) obtains, uses, holds, transfers and otherwise processes personal data about individuals and ensures all its employees understand the rules about protecting personal data.  It also explains individuals’ rights in relation to their personal data processed by the company.  In addition, the policy regulates the circumstances in which one Accenture entity processes personal data on behalf of another Accenture entity. This policy does not apply to processing of personal data on behalf of clients of the company and other third parties.

The company also abides by localized variances to this policy.  Such variances are designed to regulate the processing of personal data in accordance with a country’s specific local laws, where they exist.  These localized variances, together with this policy, ensure that all Accenture employees understand the company’s obligation to abide by the data privacy laws and regulations of all of the countries in which the company operates.  The localized variances are available as country supplements to this policy.

Guidelines are available to help employees interpret and act in accordance with this policy.  The internal global guidelines are provided in the supporting documentation to this policy. The localized versions of these guidelines exist for a number of countries, where they have localized the global policy.  It is advisable therefore to contact the country’s local Data Privacy Officer to ascertain if localized policies and therefore localized guidelines apply.

Where the company controls other company entities (whether by virtue of contract, partnership, ownership of shares or otherwise), that other company will be required to abide by the principles set in this policy.

The company processes personal data about its employees, the employees of its clients and suppliers and any other individuals, including job applicants, former partners and former employees, for a number of business purposes, including:

Scheduling

Recruitment

Employee performance management and professional development

Payroll, fund management and accounting

Business and market development

Building and managing external relationships

Planning and delivery of business integration capabilities

Research and development

Technology infrastructure and support and facilities management

Travel management

Knowledge management

Other purposes required by law or regulation

2.  The company’s duties

To protect the personal data that comes into the company’s possession, all company entities will observe the following policy guidelines:

(a)         The company will process personal data fairly and lawfully.  In particular, the company will not process personal data at all unless one of the following conditions is met:

(i)          the individual concerned has consented to the processing;

Appendix 1 – Transition Plan

Master Services Agreement – Execution Copy

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(ii)         the company needs to carry out the processing (1) to perform, or take steps with view to entering into, a contract with the individual concerned (2) to comply with legal obligation or (3) to protect the vital interests of the individual concerned in a ‘life or death’ situation; or

(iii)        the company needs to carry out the processing to pursue the company’s legitimate interests, and those interests are not overridden because the processing prejudices the interests or fundamental rights and freedoms of the individual concerned.

(b)         When an individual gives the company personal data about him or herself, the company will make sure that the individual knows who they are and what they intend to do with the data provided.  The company will also observe procedures designed so that individuals giving the company their personal data are provided with any additional information that may be necessary so that the processing of the data is fair.

(c)         Where collecting personal data about an individual indirectly (for example, from a published source), the company will inform the individual that the company holds the data and what the company intends to do with the data.  The company will also observe procedures designed so that the individual is provided with any additional information that may be necessary so that the processing of the data is fair.

This information will not be provided where the effort involved would be disproportionate to the value to the individual of being informed.

(d)         The company does not generally seek to collect data relating to the following:
Racial or ethnic origin

Political opinions

Religious or other similar beliefs

Trade union membership

Physical or mental health

Sexual life

Criminal record.

The company will not collect such data at all unless:  (i)  the individual concerned agrees in writing that the company may do so, on the basis of a full understanding of why the company is collecting the data, or ii) the company needs to do so to meet its obligations or exercise its rights under employment law, or iii)  in exceptional circumstances such as where the processing is necessary to protect the vital interests of the individual concerned.

The company may in some exceptional circumstances rely on consent given on behalf of the individual, for example by a company employee on behalf of a family member.

(e)       The company will have procedures and systems to ensure that:

(i)    it does not collect excessive personal data; and

(ii)   the personal data it holds are adequate (given the purposes for which they are collected), relevant to those purposes, accurate, up to date and

(iii)  it processes personal data only for the purposes specified in this policy or in information given to the individual concerned.

(f)        The company will observe retention policies and procedures designed so that it deletes personal data after a reasonable time, given the purposes for which the personal data are held, except where, given those purposes, it is necessary to keep the personal data indefinitely, or another law requires the data to be kept for a certain time.   When the company no longer needs to keep personal data for the purposes for which they are held it will destroy them as soon as practicable.

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(g)       The company will have in place organizational, physical and technical security arrangements in relation to all of the personal data that it holds.  It will ensure those arrangements are appropriate to the risks represented by the processing it carries out of those personal data and the nature of those personal data.   Where appropriate, these arrangements will include arrangements for ‘need to know’ access to personal data.

The company recognizes, in particular, that adequate security is important where it arranges for outside service providers to process personal data on its behalf.  Where the company establishes such arrangements they will ensure that the service providers are bound by written contracts under which they agree to act only on the company’s instructions and to have appropriate security arrangements in place to protect the personal data.

(h)   The company recognizes that personal data needs to be treated with care in countries which do not have data protection laws, or whose data protection laws do not provide as high a level of protection as has become the accepted standard in the European Union.  In those countries the company will not transfer personal data to third parties for further processing (other than merely for processing on the company’s behalf) unless they make a binding contractual commitment to abide by a data privacy standard at least as high as this policy in relation to the data.  The only exceptions are where:

(i)    the transfer is necessary 1) to protect the vital interests of the individual concerned in a ‘life or death’ situation, or 2) to enter into or perform a contract with (or for the benefit of) that individual; or

(ii)   that individual has consented to the transfer.

3.  An individual’s rights

3.1 Right of access

(a)   On written request by an individual, and where the company have or are given sufficient information to allow the company to identify the individual making the request and decide whether the company holds personal data about him or her, the company will:

(i)            Inform that individual whether the company holds personal data about him or her;

(ii)           Describe the data it holds, the reason for holding the data and the categories of person to whom it may disclose the data; and

(iii)          Provide the individual with copies of the personal data held about him or her, together with an indication of the source(s) of the data.

(b)   The company will provide this information and these copies within a reasonable period after the individual’s request, or within any specific period that may be required by local law in any country.

(c)   The company may, however, refuse to provide an individual with information where disclosure of that information would reveal information about another individual (in which case the company will provide much of the information as possible without revealing information about the other individual), unless the other individual agrees that the company may release the information or the company decides that it is reasonable to provide the information without the other individual’s agreement.

In addition, in some countries localized policies may provide for other legitimate reasons for refusing an individual’s request for access, in accordance with national data protection law.

3.2          Right of correction

(a)   Individuals may request that the company corrects the personal data it holds about them.  If the company agrees that the data are incorrect, it will delete or correct the data.  If it does not agree that the data are incorrect, it will, nevertheless, record in the relevant file(s) the fact that the individual considers the data to be incorrect.

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3.3          Right to object to direct marketing

(a)   The company will abide by any request from an individual not to use his or her personal data for direct marketing purposes.

3.4          Right to object to processing for compelling reasons

(a)   Where the company relies on the ‘balance of interests’ condition in paragraph 2 (a)(iii) above to justify the processing of personal data, the company will abide by any justified request from an individual to stop that processing of his or her data if the individual objects to the processing on compelling and legitimate grounds.

3.5          Rights in relation to automated decision taking

(a)   The company will not generally take decisions that significantly affect an individual solely on the basis of automatic processing of data that evaluates personal aspects of the individual (such as his or her performance at work, creditworthiness, reliability or conduct).  Where the company does use such decision-making techniques it will observe procedures providing adequate safeguards to protect the legitimate interests of the individual.

Ensuring compliance with this policy

(a)   Accenture has internal arrangements in place to ensure compliance with this policy, to allow effective exercise of individuals’ rights guaranteed in the policy and to deal with any complaints from individuals that the company may not have complied with the policy.  All individuals can call upon these arrangements and/or exercise their rights by contacting their local Data Privacy Officer.

When one Accenture entity processes personal data on behalf of another Accenture entity

Where a company entity processes personal data (the “Processed Data”) on behalf of another company entity, the first such entity is referred to in this policy as the “Processor “ and the second as the “Controller”.

(a)       The Processor will:

(i)        process the Processed Data only on the written instructions of the Controller;

(ii)       implement appropriate technical and organizational measures to protect the Processed Data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing;

(iii)      process the Processed Data fairly and lawfully;

(iv)      make all reasonable efforts to maintain the Processed Data so that they are accurate and up to date at all times;

(v)       make all reasonable efforts to delete the Processed Data after a reasonable time, given the purposes for which they are held, unless it is appropriate to keep them indefinitely;

(vi)      not disclose the Processed Data to any person except as required or permitted by any agreement between the Controller and the Processor or with the Controller’s written consent;

(vii)     provide full cooperation and assistance to the Controller in allowing the individuals to whom the data relate to:

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(1)   have access to those data; or

(2)   require that those data are deleted or corrected if they are incorrect (or, if the Controller does not agree that they are incorrect, to require the fact that the individual considers the data to be incorrect to be recorded); and

(viii)    not process the Processed Data except to the extent reasonably necessary to the performance of any agreement between the Controller and the Processor in relation to the Processed Data.

(b)         Section 5 of this policy (when one Accenture entity processes personal data on behalf of another Accenture entity) constitutes a written instruction from the Controller to the Processor, subject to paragraph (a), to take such steps in the processing of the Processed Data as:

(i)        the Processor reasonably considers necessary or desirable for the performance of any agreement between the Controller and the Processor in relation to the Processed Data; and

(ii)       Are consistent with the Processor’s obligations under any such agreement and any other applicable laws and regulations.

Definitions

‘company’ -  Accenture Ltd. (an exempted company registered in Bermuda under Number EC 30090) and any Accenture Affiliate, which together comprise the Accenture Group.  “Accenture Affiliate” shall mean any entity, whether incorporated or not, that is controlled by or under common control with Accenture Ltd. and subscribes generally to the policies and procedures of the Accenture Group, and “control” (or variants of it) shall mean the ability whether directly or indirectly to direct the affairs of another by means of ownership, contract or otherwise

‘personal data’ - Information about living individuals which is held in automatically processable form (for example, on a computer) or in a structured manual filing system.

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Appendix 1

TRANSITION PLAN

1.     PURPOSE

This Appendix defines the principles of the Transition Plan and Services to be provided thereunder and how the plan shall be developed and revised to ensure that it remains up to date throughout the Transition Period. Where only the principles of the Transition Plan are set out in this Schedule, the parties shall develop the Transition Plan by using reasonable endeavours to reach agreement on detailed terms and conditions in respect of such principles and such agreement shall not be unreasonably delayed or withheld.

The Transition Plan shall be developed and finalised following contract signature by both Service Provider and Client. Any subsequent amendment to the plan must be mutually agreed between the Nominated Representatives of each party.

2.     TRANSITION MANAGEMENT & REPORTING

A Steering Committee shall govern the overall Transition Plan. The parties involved in this group shall be the Client Sponsor, Client CFO, and key Client stakeholders identified in advance and the Service Provider Project Lead. Involvement from the transition management group will also be required. The Steering Committee shall meet once every week, unless it’s deemed not necessary by the Nominated Representatives of both parties, to:-

(a)           Review the status update provided by Transition Management

(b)           Ensure that the project remains on track to deliver the benefits

(c)           Ensure that the project remains aligned to Client business needs

(d)           Resolve any issues escalated to them by the Transition Management

(e)           To act as a key point of coordination within  Client

Transition of the Baseline Services will be managed on a day-to-day basis by a Transition Lead appointed by Service Provider and a Project Manager appointed by Client.

Client shall, if required by Service Provider, provide reasonable on-going support and other ancillary assistance (at its own cost) after transfer of the carrying on of the Baseline Services so as to assist Service Provider with continuity of the carrying on of the Baseline Services in accordance with the assumptions set forth in Schedule 6.  Requests for such support will be made in writing giving reasonable notice.

Effort required to report on the Transition Services is absorbed into the time required to undertake each task. However, it is assumed that review and reporting management effort does not exceed one man day per week.

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*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

3.     TRANSITION TEAM STRUCTURE & ORGANISATION

The transition team is attached hereto as Attachment App1-A.

4.     HIGH-LEVEL TRANSITION PLAN

The above milestone diagram indicates the timescales anticipated for the completion of service transfer of all in scope activities.

{*****}

5.     TRANSITION PLANNING

Detailed transition planning will be undertaken by the Service Provider Transition Lead, Service Transfer Lead and the Client Group Country Finance Directors and Client Project Manager. Planning activities to be undertaken will include:-

(a)           Service Provider staff recruitment and induction

(b)           In-country introductions and orientation for Service Provider staff

(c)           Explanation of country in-scope processes

(d)           Review of standard process solutions

(e)           Identification of high level country deviations from the standard process solutions

(f)            Planning of Service Provider and Client resource availability over the two months of service transfer activity

(g)           Agreement on daily activity plans

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6.     SERVICE TRANSFER

Service Provider and Client shall adopt a standard approach for the transfer of Services for each Country whose activities are being transferred to Service Provider. This standard approach shall include:-

•      Daily activity checklist for knowledge transfer in country

•      Daily Client and Service Provider Transition Management sign-off approval of effective completion of tasks

•      Standardised service baselining templates to capture:-

(a)   Detailed {*****} transferring tasks, and how to complete them

(b)   Recording of all {*****} to complete the agreed activities

(c)   Required {*****} to complete {*****}

(d)   Existing performance on {*****} including {*****}

•      Identification and management of service continuity risk through maintenance of a Risk Log

•      Weekly status update reports into the Transition Team

•      Client shall, at Client’s cost, provide reasonable co-operation and resources to Service Provider in order to ensure a mutually acceptable transition process in which responsibility for the execution of the Baseline Services passes from Client to Service Provider.  The Baseline Services shall continue to be carried on by  Client until the date of service transfer takes effect.

•      Client shall provide the Service Provider service transfer teams full access to offices and facilities at Client’s cost during the service transfer process. This shall include provision of fixed desk space, network and telephone connectivity in the transferring country’s office.

•      No activities shall transfer to Service Provider until ALL processes and procedures, baselines, resource requirements and infrastructure requirements have been clearly identified, communicated and signed off by BOTH parties. Approved signatories shall be Service Provider Service Transfer Lead and Client Country Finance Director and Client CFO.

7.     PARALLEL RUN

Following successful, signed off completion of all Service Transfer activities in country, a period of parallel running has been built into the plan to identify any remaining issues that exist with the transferring services. This will involve Client continuing to be responsible for the services, but Service Provider will be shadowing, ensuring effective interfaces, systems, communications and

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training have been successfully implemented.  It is expected that this parallel run will continue for two weeks, but may be extended by mutual agreement of both parties.

All other issues identified at this stage will be added to the Risk and Issues Log for the joint attention of the Client Project Lead and Service Provider Transition Lead in order to identify what corrective action is required prior/post service transfer.

8.        DEPENDENCIES

Given the number and complexity of strategic initiatives underway in  Client, close communication is required across all initiatives. Client shall appoint a Program Manager who shall:-

(a)   Provide a documented and consolidated view of key milestones identified with each project impacting the FSSC initiative in order that the critical path and key dependencies can be clearly understood and managed by  Client.

(b)   Ensure that dependencies and slippages across all projects are effectively and promptly communicated.

(c)   Ensure effective prioritisation is undertaken on all projects with respect to activities impacting on other initiatives to minimise disruption and costs incurred from down time or delayed implementation.

9.        COMMUNICATION

Arrangements for communication with staff, relevant trade unions, suppliers and customers shall be made by Client so as to comply with all applicable legal obligations and so as to avoid any detrimental impact upon the parties’ business as a result of undertaking any transfer contemplated by the Transition Plan.  Client retains sole responsibility for the effective timing and communication to employees regarding the service transfer.

10.      PROVISION OF INFORMATION

Each Party undertakes to provide all necessary information required to successfully complete the transfer of services. In the even that the provision of such information is clearly identified as confidential, each Party will respect the confidentiality of this information with respect to other third parties.

11.      TRANSITION ESIMATED RESOURCE REQUIREMENTS

Please see attached spreadsheet for details, attached hereto as Attachment App1-B.

Note that the transition effort estimates excludes operational resources recruited pre-service transfer and their time to complete induction, knowledge transfer and handover activities.  This will be covered through the service ramp-up plan.

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Attachment App1-A

Transition Team

{*****}

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VIA NET.WORKS

The Transition Team

Technical and Work Environment	Service Transfer	Finance	Unit Operations & Service Management	People
Accenture	Accenture	Accenture	Accenture	Accenture
Ian Hayes	Adalberto Donati	Ivana Sramkova	Michaela Oharkova	Jakub Kolinsky
Graham Startin-Field	Lies Timmer		Graham Startin-Field
	VIA Country FDs	VIA NET .WORKS	Michal Melichar	VIA NET.WORKS
VIA NET.WORKS	Andrew Smith (De)	Nigel Tuppen		Rebecca Markovits
Leon Fazakerley	Edwin Busker (Nl)			Piers Schreiber
(Security/ connection)	Franck Perez (F)
Jamie Bodenham	Elisabete Pimenetel (Pt)
(Software)	Pedro Pablo Souto (Es)
Adrian Jones (UK)
Juerg Amrein (Ch)
VIA Corporate Finance
Jeff Marshall

Transition Management
	Accenture	Alasdair Glen
	VIA NET.WORKS	Nigel Tuppen

Steering Committee
	Accenture	Anoop Sagoo
	VIA NET.WORKS	Matt Gough, Aharon Naftali, Danny Ramdhan, Jamie Bodenham, Adrian Jones

© Accenture 2003. All Rights Reserved.

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*****CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.*****

Transition Activities And Effort

Estimated Effort
Ref	Area/Key Activities	Detailed Tasks	Deliverables/Outcome	Accenture Resource mandays	VIA Resource mandays	Comments/Assumptions
1	Project Management (PMO)	Managing the transition project and expectations of all key stakeholders

1.01	PMO	• Project planning & status reporting • Deliverables management • Steering groups preparation and execution	• Detailed {*****} • {*****} • Steering groups presentations	{*****}	{*****}

2	Service Transfer • Wave 1 - Germany, Netherlands • Wave 2 - France, Portugal, Spain • Wave 3 - UK, Switzerland	Recruitment of staff and {*****} to enable {*****} by outsourced employees

2.01	Recruitment	• Scoping of required roles • Identification of required organisational structure • Advertising of roles • Screening of applications • Interviewing and issue of offers and contracts	• Job Specifications • New Accenture recruits • Organisational structure	{*****}		No material direct involvement from Via - just reporting on progress

2.02	Induction (incl. preparation)	• Preparation (incl. materials) • Orientation • Introduction to Accenture • Execution of induction training period	• {*****} • Alignment with the objectives of the relationship between Accenture and VIA	{*****}	{*****}	Induction will be executed along with each Wave and not by country

2.03	Knowledge Transfer Management (including preparation)

•  Documentation of all existing processes in scope

•  Detailed documentation of how tasks are undertaken

•  Documented business controls

•  {*****} demonstrating the role to new Accenture recruits

•  {*****}

			• Documented processes • Business rule and guidelines for operation • Trained Accenture personnel	{*****}	{*****}

2.04	{*****}	Ongoing delivery of service by in-house functions, with Accenture delivery {*****}	Documentation of {*****} and {*****}	{*****}	{*****}	Parallel run exact timings to be confirmed

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Estimated Effort
Ref	Area/Key Activities	Detailed Tasks	Deliverables/Outcome	Accenture Resource mandays	VIA Resource mandays	Comments/Assumptions
3	Unit Operations	Operational enablement and integration of Accenture processes to enable the {*****}

3.01	Unit Mobilisation	• Documentation of internal processes and procedures • {*****} • Formalisation of underpinning processes such as {*****} solutions • Implement unit organisational structure	• {*****} from Centre • Formalised {*****} of service provision • {*****} plans in place • Unit organisation	{*****}	{*****}	Time from Via to agree operational requirements from Via

3.02	Functional Interfaces	• Identification of necessary functional interfaces to enable service delivery {*****}		{*****}	{*****}

4	Finance	Implementation of the financial infrastructure required to support the deal

4.01	Financial Infrastructure	• Implementation of all necessary internal {*****} in line with the outcome of negotiations with VIA including {*****}	• Accenture internal opex budgets • Charging & reporting mechanism	{*****}	{*****}	Time from Via to agree operational management requirements

5	Technology & Work Environment	• To review and establish the necessary {*****} and {*****} within the ESC for effective operation as set out below including {*****}between VIA and Accenture

5.01	Define requirements	• Implement Accenture {*****} and {*****} (e.g. {*****}) • Identify {*****} requirements	• Infrastructure consistent with Accenture standards • Connectivity requirements agreed with VIA	{*****}	{*****}

5.02	Implement VPN connectivity	• Procurement and implementation of VPN	• VPN implemented	{*****}	{*****}

5.03	Review and implement Accenture software and connectivity	• Implement connectivity of VIA to Accenture network as well as {*****} (e.g. {*****}, {*****})	• Implementation of appropriate Accenture software • Connectivity to Accenture network • Connectivity to Via Systems • VPN connections implemented	{*****}	{*****}	Effort focused on lead up times to start date for recruits for each wave, principally Wave 1

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Estimated Effort
Ref	Area/Key Activities	Detailed Tasks	Deliverables/Outcome	Accenture Resource mandays	VIA Resource mandays	Comments/Assumptions
5.04	Define ongoing VIA / Accenture responsibilities	• Define VIA/Accenture dependencies • Review existing {*****} and define ongoing IT roles, responsibilities including connection to VIA IT organisation	• Contract schedules {*****} • Ongoing Accenture IT roles and responsibilities • IT OLA between VIA and Accenture	{*****}	{*****}

6	Service Management

•  To identify and implement all processes necessary to underpin the relationship and service delivery between VIA and Accenture from the setting of Service Level agreements and measurable KPIs to the governance structure

6.01	Service Baselining	• Measurement of {*****} and {*****} to be used in setting {*****} between Accenture and VIA	• Identification of {*****} and {*****} against KPIs {*****}.	{*****}	{*****}

6.02	Service Level Agreement / Operating Level Agreement	• Documentation of each party’s area of responsibility and the performance expected of them in delivering or supporting the services	• Agreed responsibilities in delivering the service • {*****} to be used as a basis for service reporting and balanced scorecard evaluation	{*****}	{*****}

6.03	Service Model	• Definition of how Accenture will deliver the services to VIA, and the rules that will govern the service delivery	• Schematic identifying all necessary interfaces in delivering the services • Agreed processes and procedures for these interfaces to ensure clarity of information and appropriate prioritisation	{*****}	{*****}

6.04	Service Management Framework	• Development of the processes that will monitor and control the performance of the services

•  Internal communications model

•  Development and implementation of a help desk function Establishment of reporting requirements and processes (including Service Performance Report, Satisfaction Surveys and Balanced Scorecards)

				{*****}	{*****}

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Ref	Area/Key Activities	Detailed Tasks	Deliverables/Outcome	Estimated Effort		Comments/Assumptions
				Accenture Resource mandays	VIA Resource mandays

6.05	Governance Model	• Identification, communication and implementation of an effective governance model to underpin the operations

•  Documented governance structure

•  Named individuals with documented responsibilities and ways of working

•  Identification of required levels of communications and formalisation of these

•  Implementation of a Joint Review Board.

				{*****}	{*****}

6.06	Quality Control Manual

•  Identification and documentation of all {*****} to be undertaken by Accenture on behalf of VIA

•  Identification of {*****}, and the need to {*****}

•  Identification of techniques for {*****} and the objective of the {*****}

•  High level risk assessment for {*****} and procedures

			Fully documented processes made available to all Accenture employees to ensure that {*****} and VIA financial processes are followed in a consistent manner by Accenture	{*****}	{*****}

7	Communications	To plan and execute all communications to all necessary stakeholders throughout the transition process

7.01	Via Employee Communications

Identification of affected individuals, communication to affected employees regarding outsourcing process, affected, identification of key individuals, retention and incentivisation packages, leaving dates of affetcd employees

			Headcount reduction in line with {*****}.	{*****}	{*****}

7.02	FSSC Stakeholder Communications	Status and planning communicatons, process communications, interfaces and operational processes to ensure smooth transition and handover	Country readiness for transition / participation	{*****}	{*****}

SUB-TOTAL
CONTINGENCY 10%
TOTAL RESOURCE

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Appendix 2

Not Used

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Appendix 3

Security Policy and Standards

To be agreed between the parties during the Transition Period.

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